SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RESTAURANT BRANDS INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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Restaurant Brands International Inc.

226 Wyecroft Road

Oakville, Ontario L6K 3X7, Canada

April     , 2015

NOTICE OF 2015 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders of Restaurant Brands International Inc. (the “Meeting”) will be held on June 17, 2015, at the offices of Restaurant Brands International Inc. (“RBI”) located at 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada, at 8:00 a.m. Eastern Time. At the Meeting, you will be asked to:

1.	Elect eleven directors specifically named in the management information circular and proxy statement that accompanies this Notice of Meeting (the “proxy statement”), each to serve until the close of the 2016 Annual Meeting of Shareholders or until his successor is elected or appointed.

2.	Approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

3.	Approve, on a non-binding advisory basis, the frequency of the shareholder vote on the compensation of our named executive officers (every three, two or one year).

4.	Appoint KPMG LLP as our auditors to serve until the close of the 2016 Annual Meeting of Shareholders and authorize our directors to fix the auditors’ remuneration.

5.	Consider a resolution included in the proposal to approve and ratify the 2014 Omnibus Incentive Plan, the full text of which is attached as Appendix A to the proxy statement, and the Contingent Award Grants (as defined in the proposal).

6.	Consider a resolution to approve a reduction of the stated capital of our common shares to $1 billion, the full text of which is attached as Appendix B to the proxy statement.

7.	Transact any other business that may properly come before the meeting or vote on any adjournment or postponement of the Meeting.

This Notice of Meeting is accompanied by the management information circular and proxy statement of RBI dated April    , 2015 and a form of proxy or a voting instruction form.

The Board of Directors of RBI has fixed the record date as of April 20, 2015 for the purposes of determining shareholders entitled to receive notice of and to vote at the Meeting. Only (1) holders of our common shares, (2) holders of our preferred shares and (3) the trustee that holds our special voting share, in each case as of the close of business on April 20, 2015, are entitled to notice of and to vote upon the proposals to be presented at the Meeting.

Shareholders of record who are unable to attend the Meeting in person are entitled to be represented by proxy and are requested to properly complete, sign, date and return the enclosed form of proxy in the envelope provided for that purpose. In order to appoint a proxy nominee to represent, attend and act on behalf of a shareholder at the Meeting, shareholders must properly complete and sign the enclosed form of proxy and return the form of proxy to our registrar and transfer agent, Computershare Trust Company of Canada, as set out in the proxy statement for receipt by no later than 8:00 a.m. (Eastern Time) on June 16, 2015 or, if the Meeting is adjourned or postponed, no later than 8:00 a.m. (Eastern Time) on the last business day preceding any adjournment or postponement of the Meeting at which the proxy is to be used. Alternatively, shareholders of record may vote using the telephone or Internet by following the instructions set out in the form of proxy and the proxy statement. Shareholders whose securities are registered in the name of an intermediary, such as an investment dealer, bank, trust company, trustee, custodian or other nominee, or a clearing agency in which the intermediary participates, may vote their securities by following the instructions set out in the accompanying proxy statement.

It is important that your shares be represented at the Meeting, regardless of the number you may hold. Whether or not you plan to attend the Meeting, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement.

We look forward to seeing you on June 17, 2015.

By Order of the Board of Directors

Jill Granat
General Counsel & Corporate Secretary

Our proxy statement and annual report are available online at www.rbi.com.

i

Restaurant Brands International Inc.

226 Wyecroft Road

Oakville, Ontario L6K 3X7, Canada

April     , 2015

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

Management Information Circular and Proxy Statement for 2015 Annual and Special Meeting of Shareholders

This management information circular and proxy statement, including all schedules and appendices hereto (this “proxy statement”), is being furnished in connection with the solicitation of proxies by or on behalf of management (“Management”) of Restaurant Brands International Inc. (“RBI”) for use at the annual and special meeting (the “Meeting”) of the shareholders of RBI to be held at the offices of RBI located at 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada on June 17, 2015 at 8:00 a.m. (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the purposes set out in the accompanying Notice of Meeting.

We expect that the solicitation of proxies will be by mail. Proxies may also be solicited personally, by telephone, e-mail, Internet, facsimile or other means of communication by officers, employees and agents of RBI. The cost of solicitation will be borne by RBI.

This proxy statement is accompanied by a form of proxy or a voting instruction form. By use of a proxy or a voting instruction form, you can vote even if you do not attend the meeting. The persons named in the enclosed form of proxy and voting instruction form represent Management of RBI. Each shareholder has the right to appoint a person (who need not be a shareholder), other than those Management nominees named in the enclosed form of proxy, to represent, attend and act on behalf of the shareholder at the Meeting. That right may be exercised by inserting the name of such person in the blank space provided for that purpose. Holders of the Class B exchangeable limited partnership units (“Partnership exchangeable units”) of Restaurant Brands International Limited Partnership (“Partnership”) have a similar right in their voting instruction form.

We are sending paper copies of the Notice of Meeting, this proxy statement and the form of proxy or voting instruction form (the “Meeting Materials”) to record (or registered) holders and beneficial (or non-registered) holders of our common shares and our preferred shares and are not relying on the “notice-and-access” provisions of Canadian securities laws. In addition, we are sending paper copies of the Meeting Materials to record (or registered) holders and beneficial (or non-registered) holders of the Partnership exchangeable units. In the case of beneficial holders, the Meeting Materials are being sent indirectly through such shareholders’ or unitholders’ brokers or other intermediaries. We intend to reimburse these brokers or other intermediaries for permitted fees and costs incurred by them in mailing the Meeting Materials to beneficial owners of securities.

In this proxy statement, the words, “RBI”, “we”, “our”, “ours” and “us” refer to Restaurant Brands International Inc. Except as otherwise stated, the information contained herein is given as of April 20, 2015. Unless otherwise indicated, all references to “$” or “dollars” are to the currency of the United States and Canadian dollars or C$ are to the currency of Canada.

The date of this proxy statement is April     , 2015.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Who may vote at the Meeting?

There are three classes of voting shares eligible to vote at the Meeting.

•	our common shares (“Common Shares”);

•	shares of our Class A 9.00% cumulative compounding perpetual voting preferred shares (“Preferred Shares”); and

•	our special voting share (“Special Voting Share”).

You may vote if you were the record holder or beneficial owner of shares of any of these classes as of April 20, 2015 (the “Record Date”).

If you are a record holder or beneficial owner of Partnership exchangeable units as of the Record Date, you are entitled to vote indirectly through the Special Voting Share which is held by Computershare Trust Company of Canada (the “Trustee”), pursuant to a voting trust agreement, dated December 12, 2014, between RBI, Partnership and the Trustee (the “voting trust agreement”). See “—What are my voting rights if I hold Partnership exchangeable units” for more information about the voting rights associated with Partnership exchangeable units. Holders of Common Shares vote together as a single class with holders of the Preferred Shares and the Special Voting Share, except as otherwise provided by law.

How many votes are eligible to be cast at the Meeting?

As of the Record Date, we had outstanding 202,124,433 Common Shares, 68,530,939 Preferred Shares and one Special Voting Share. In addition, as of the Record Date, there were 265,041,783 Partnership exchangeable units outstanding. As the record holder of the Special Voting Share, the Trustee is entitled to a number of votes on matters on which holders of Common Shares are entitled to vote equal to the number of Partnership exchangeable units outstanding as of the Record Date (excluding any such units held by RBI and its subsidiaries) that provided voting instructions to the Trustee. Consequently, there are a total of 535,697,155 votes eligible to be cast at the Meeting.

What are my voting rights if I hold Common Shares?

Each Common Share is entitled to one vote.

What are my voting rights if I hold Preferred Shares?

Each Preferred Share is entitled to one vote. The holder of our Preferred Shares has agreed with us that (i) with respect to Preferred Shares representing 10% of the total votes attached to all voting shares of RBI, the holder may vote such shares with respect to matters on which the holder votes as a class with all RBI voting shares, in any manner it wishes and (ii) with respect to Preferred Shares representing in excess of 10% of the total votes attached to all voting shares of RBI, the holder will vote such shares with respect to matters on which the holder votes as a class with all RBI voting shares in a manner proportionate to the manner in which the other holders of voting shares voted in respect of such matter. This agreement does not apply to certain items identified as “special approval matters” as further described in Appendix C. None of the proposals presented in this proxy statement is a special approval matter.

What are my voting rights if I hold Partnership exchangeable units?

If you are a record holder of Partnership exchangeable units, you are entitled to vote indirectly through the Special Voting Share pursuant to the voting trust agreement. The Special Voting Share entitles the Trustee to vote a number of votes equal to the number of Partnership exchangeable units outstanding on the Record Date, to the extent that the Trustee has received voting instructions from the holders of such Partnership exchangeable units. The Trustee will exercise each vote attached to the Special Voting Share only as directed by the relevant record holder of the Partnership exchangeable units and, in the absence of instructions from a record holder as to voting, will not exercise those voting rights. However, a record holder of Partnership exchangeable units may obtain a proxy from the Trustee entitling the holder or its designee to attend and vote in person at the Meeting. A record holder of Partnership exchangeable units is entitled to give voting instructions to the Trustee (or obtain a proxy, as applicable) for a number of votes equal to the number of Partnership exchangeable units that the holder held as of the Record Date. See “—Can I vote in person at the Meeting?” below for instructions on attending and voting at the Meeting and the attached Appendix C for further details as to the voting rights associated with the Partnership exchangeable units.

How many votes must be present to hold the Meeting?

A majority of the votes eligible to be cast at the Meeting, represented in person or by proxy, or 267,848,578 votes will constitute a quorum. Common Shares, Preferred Shares and the Special Voting Share represented in person or by proxy, including such shares which withhold or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present. If we do not have a quorum we will adjourn the Meeting and reconvene the Meeting at a later date.

What is the difference between a shareholder of record and a beneficial owner?

If your Common Shares or Preferred Shares are registered directly in your name with Computershare Trust Company of Canada, our transfer agent (the “Transfer Agent”), you are considered the “shareholder of record” with respect to those shares. If your shares are held by a brokerage firm, bank, trustee or other intermediary (“nominee”), you are considered the “beneficial owner” of shares held in “street name”.

I am a shareholder of record of Common Shares or Preferred Shares – How do I vote?

If you are a shareholder of record of Common Shares or Preferred Shares on the Record Date, you may vote in person or by proxy, at the Meeting or you may vote by proxy prior to the Meeting. There are three (3) ways to vote prior to the Meeting:

1.	Telephone Voting: You may vote by calling the toll-free telephone number 1-800-732-8683. You will be prompted to provide your control number printed on the proxy card. You may not appoint a person as proxy holder other than the Management nominees named in the proxy card if you vote by telephone. Please follow the voice prompts that allow you to vote your shares and confirm that your instructions have been properly recorded.

2.	Internet Voting: You may vote by logging on to www.investorvote.com. Please follow the website prompts that allow you to vote your shares and confirm that your instructions have been properly recorded.

3.	Return Your Proxy Card By Mail: If you received your proxy materials by mail, you may vote by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions.

If you vote by telephone or Internet, do not complete or return the enclosed proxy form. Voting by mail or by Internet are the only methods by which a shareholder of record may appoint a person as proxyholder other than the Management nominees named in the form of proxy. Proxies, whether submitted through the Internet or by telephone or mail as described above, must be received by 8:00 a.m. (Eastern Time) on June 16, 2015. If the Meeting is adjourned or postponed, your proxy must be received by 8:00 a.m. (Eastern Time) on the last business day preceding the day of the reconvened Meeting.

What if I hold my Common Shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

I am a holder of record of Partnership exchangeable units – How do I vote?

If you are a record holder of Partnership exchangeable units on the Record Date, you are entitled to instruct the Trustee as to the exercise of the voting rights attached to the Special Voting Share for each Partnership exchangeable unit that you owned of record as of the Record Date. You may direct the Trustee to exercise those votes as you have indicated in the voting instruction form (the “voting instruction”) provided to you with this proxy statement. Alternatively, you may instruct the Trustee to give a proxy to a nominee of Management or other designee of your selection (which may be you, if you intend on attending the Meeting) to exercise those votes in accordance with your instructions or to you or your designee so that you (or your designee) may attend the Meeting and exercise those votes in person, as proxy of the Trustee.

You may so instruct the Trustee by completing and signing the enclosed voting instruction and returning it to Computershare Trust Company of Canada, at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, in the postage-paid envelope provided with this proxy statement. You may also provide your instructions using Internet voting. If you provide your instructions by Internet, do not complete or return the voting instruction form. Providing instructions by mail or by Internet are the only methods by which a holder of Partnership exchangeable units may instruct the Trustee to give a proxy to the holder, a Management nominee or another designee of the holder.

Regardless of the manner by which you choose to give your voting instruction to the Trustee, the Trustee must receive your voting instruction, including any proxy request in that instruction, by 8:00 a.m. (Eastern Time) on June 16, 2015. A voting instruction received after this time will not be binding on the Trustee. If the Meeting is adjourned or postponed, your voting instruction must be received by 8:00 a.m. (Eastern Time) on the last business day preceding the day of the reconvened Meeting. Further details on how to instruct the Trustee to vote, or to obtain a proxy from the Trustee, are included in the voting instruction.

What if I hold my Partnership exchangeable units in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by the Internet to your broker or nominee. If you provide specific voting instructions by mail, or the Internet, your broker or nominee will instruct the Trustee as you have directed.

What am I voting on and how does the Board recommend that I vote?

You will be voting on the following six (6) proposals at the Meeting. Our Board’s recommendation for each of these proposals is set forth below:

Proposal	Board recommendation
1. Election of eleven directors specifically named in the proxy statement, each to serve until the close of the 2016 Annual Meeting of Shareholders or until his successor is elected or appointed.	FOR each director nominee

2. Approval, on a non-binding advisory basis, of the compensation paid to our named executive officers (the “say-on-pay vote”).	FOR

3. Approval, on a non-binding advisory basis, of the frequency of the shareholder vote on the compensation of our named executive officers (every three, two or one year) (the “say-on-frequency vote”).	FOR the option of every year

4. Appoint KPMG LLP (“KPMG”) as our auditors to serve until the close of the 2016 Annual Meeting of Shareholders and authorize our directors to fix the auditors’ remuneration.	FOR

5.      Consider a resolution included in the proposal to approve and ratify the Restaurant Brands International Inc. 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”), the full text of which is attached as Appendix A to this proxy statement, and the Contingent Award Grants (as defined in the proposal).

FOR

6. Consider a resolution to approve a reduction of the stated capital of our Common Shares to $1 billion, the full text of which is attached as Appendix B to the proxy statement.	FOR

We will also consider any other business properly brought before the meeting.

What vote is required to approve each proposal?

Holders of Common Shares, Preferred Shares and the Special Voting Share will vote together as a single class for each proposal.

Proposal	Vote required to approve the proposal
Election of directors	Majority of the votes cast.

Say-on-pay vote	This is a non-binding advisory vote. Our Board will consider our executive compensation to have been approved if the proposal receives more votes cast “for” than “against”.

Say-on-frequency vote	This is a non-binding advisory vote. Our Board will consider that the shareholders have recommended the option (three, two or one year) that receives the greatest number of votes cast.

Appointment of KPMG as our auditors and authorization to fix the auditors’ remuneration	Majority of the votes cast.

Approval and ratification of our 2014 Omnibus Plan and the Contingent Award Grants	Majority of the votes cast.

Approval of a reduction of the stated capital of our Common Shares	Two-thirds of the votes cast.

What is the effect of the advisory votes on Proposals 2 and 3?

Although the advisory votes on Proposals 2 and 3 are non-binding, our Board of Directors and the Compensation Committee will review the results of the votes and take them into account in making a determination concerning executive compensation and the frequency of such advisory votes. Our Board intends to adopt the say-on-frequency advisory vote at whichever frequency (three, two or one year) receives the greatest number of votes cast.

What are my voting options with respect to each of the proposals?

•

Proposal 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your shares or Partnership exchangeable units will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, it will have the same effect as a vote “Against” the director.

•

Proposals 2: Proposal 2 is a non-binding advisory vote. You may select “For”, “Against” or “Withhold” with respect to such proposal. If you select “Withhold”, your vote will not be counted as a vote cast on Proposal 2.

•

Proposal 3: Proposal 3 is a non-binding advisory vote. You may select “1 Year”, “2 Years”, “3 Years” or “Withhold” with respect to such proposal. If you select “Withhold”, your vote will not be counted as a vote cast on Proposal 3.

•

Proposal 4: With respect to the appointment of the auditors, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed auditors, your shares or Partnership exchangeable units will be voted accordingly. If you select “Withhold” it will have the same effect as a vote “Against” the appointment of the auditors.

•	Proposals 5 and 6: You may select “For” or “Against” with respect to such proposals. There is no option to select “Withhold”.

The CBCA does not provide for the option of voting “Abstain” for proposals that are governed by the CBCA. Consequently, you will not have the option of voting to “Abstain” with respect to (i) Proposal 1, the election of directors, (ii) Proposal 4, the appointment of the auditors, (iii) Proposal 5, the approval of the 2014 Omnibus Plan and the Contingent Award Grants, or (iv) Proposal 6, the approval of the reduction in Stated Capital of the Common Shares. As Proposal 2 and Proposal 3 are advisory votes, we have provided the option to vote “Withhold”, which will be the same as an abstention and will not impact the approval of either of the proposals.

Will my securities be voted if I do not return my proxy or provide my voting instruction?

No. If you are the shareholder of record or a beneficial owner of Common Shares or Preferred Shares and you do not attend and vote your shares at the Meeting or return a proxy, your shares will not be voted. If you are the holder of record of Partnership exchangeable units and do not provide your voting instruction to the Trustee, the Trustee will not exercise the voting rights in respect of your Partnership exchangeable units. However, a record holder of Partnership exchangeable units may instruct the Trustee to give a proxy to the holder or its designee entitling the holder or that designee to attend and vote in person at the Meeting. See “—Can I vote in person at the Meeting?” below.

What if I sign and return my proxy or voting instruction without making any selections or if I vote on only some, but not all, of the proposals?

•

Shareholders of Record – Common Shares and Preferred Shares. If you are a shareholder of record of Common Shares or Preferred Shares and you sign and return your proxy card without voting or by voting only with respect to some, but not all, of the proposals, your shares will be voted by the persons named in the proxy (the “proxy holders”) in accordance with (i) your recommendations, if any, and (ii) for any proposals for which you did not vote in accordance with the recommendations of the Board of Directors for as set forth in this proxy statement.

•

Beneficial Owners – Common Shares and Preferred Shares. Section 153(2) of the CBCA states “an intermediary, or a proxyholder appointed by an intermediary, may not vote shares that the intermediary does not beneficially own and that are registered in the name of the intermediary or in the name of a nominee of the intermediary unless the intermediary or proxyholder, as the case may be, receives written voting instructions from the beneficial owner.” Consequently, if you are a beneficial owner of Common Shares or Preferred Shares and return your proxy with a vote on some, but not all, of the proposals, the broker or nominee will not vote your shares on the remaining proposals. Your vote will be counted for purposes of the quorum and for the proposal(s) on which you voted, but will be considered a “broker non-vote” with respect to the proposal(s) on which you did not vote. These broker non-votes will have no impact on any proposal, as the standard for each of our proposals is based on “votes cast.”

•

Shareholders of Record and Beneficial Owners – Partnership Exchangeable Units. If you are a shareholder of record or a beneficial owner of Partnership exchangeable units and provide the Trustee voting instructions on some, but not all, of the proposals, the Trustee in accordance with Section 153(2) of the CBCA will not vote your shares on the remaining proposals. Your vote will be counted for purposes of the quorum and for the proposal(s) on which you voted, but will be considered a “broker non-vote” with respect to the proposal(s) on which you did not vote. These broker non-votes will have no impact on any proposal, as the standard for each of our proposals is based on “votes cast.”

What if other matters are presented for consideration at the Meeting?

As of the date of this proxy statement, our Management knows of no matters that will be presented for consideration at the Meeting other than those matters identified in the Notice of Meeting, nor does our Management know of any amendments or variations of any of the matters identified in the Notice of Meeting. However, if any other matters properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting, or if any of the matters identified in the Notice of Meeting are amended or varied, and such new matter, amendment or variation calls for a vote of shareholders, validly executed proxies (including any proxies given at the instruction of a holder of Partnership exchangeable units) will be voted in respect of such new matter, amendment or variation in accordance with the judgment of the proxy holders in accordance with the discretionary authority conferred upon them by the enclosed form of proxy or voting instruction, as applicable.

Can I vote in person at the Meeting?

Common Shares or Preferred Shares that are registered directly in your name may be voted in person at the Meeting. Common Shares or Preferred Shares held in street name may be voted in person at the Meeting only if you obtain a legal proxy from the broker or nominee that holds your shares giving you the right to vote the shares.

If you are a holder of record of Partnership exchangeable units, you may obtain from the Trustee a proxy that will entitle you (or another person designated by you) to attend the Meeting and personally exercise (as proxy of the Trustee) the votes attached to the Special Voting Share that you (as holder of the Partnership exchangeable units) would otherwise be entitled to instruct the Trustee to vote. If you hold Partnership exchangeable units in street name, and you wish to vote those units in person at the Meeting (or have another person attend and vote on your behalf), you should contact the broker or nominee that holds those units and follow their instructions to obtain the necessary proxy.

Can I change my mind after I deliver my proxy or submit my voting instruction?

Yes. If you are a shareholder of record of the Common Shares or Preferred Shares, you may change your vote or revoke your proxy by:

•

submitting a new proxy by telephone or via the Internet after the date of the earlier voted proxy at any time up to 8:00 a.m. (Eastern Time) on the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used;

•

delivering new written instructions to us at 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada or with our Transfer Agent at its address specified below, in each case at any time up to 8:00 a.m. (Eastern Time) on the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used;

•

delivering new written instructions to the Chairman of the Meeting on the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used, prior to the commencement of such Meeting; or

•	any other means permitted by law.

Any written instructions must be executed by the shareholder or the shareholder’s authorized attorney or, if the shareholder is a corporation, under its corporate seal or by an officer thereof duly authorized.

If you hold your Common Shares or Preferred Shares in street name, and wish to change your vote or proxy nominee, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form accompanying this proxy statement, to ensure it is given effect at the Meeting.

If you are a holder of record of Partnership exchangeable units, you may revoke or amend your voting instruction by:

•

submitting a new voting instruction by telephone or via the Internet after the date of your earlier submitted voting instruction at any time up to 8:00 a.m. (Eastern Time) on the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the voting instruction is to be used; or

•

delivering new written instructions to the Trustee at its address specified above at any time up to 8:00 a.m. (Eastern Time) on the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which your voting instruction is to be used.

If your Partnership exchangeable units are held in street name, you should consult your broker or nominee with respect to revoking or amending your prior voting instructions.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card it means that you have multiple accounts with brokers or other nominees or with the Transfer Agent, as applicable, through which you hold Common Shares or Partnership exchangeable units. Please vote or provide voting instructions for all of the Common Shares or Partnership exchangeable units you own. We encourage you to register all of these securities in the same name and address. You may do this by contacting your broker or other nominee or the Transfer Agent. The Transfer Agent may be reached through the following methods:

By Mail:

Computershare Trust Company of Canada

100 University Ave

8th Floor

Toronto, Ontario, M5J 2Y1

By Telephone:

(800) 564-6253 (toll free North America)

(514) 982-7555 (international direct dial)

By Email: service@computershare.com

By Internet: www.computershare.com/service

Who may attend the Meeting?

The Meeting is open to all record holders of Common Shares and Preferred Shares as of the close of business on the Record Date and their duly appointed proxy nominees. Beneficial owners of Common Shares and Preferred Shares and record holders and beneficial owners of Partnership exchangeable units who owned such shares or Partnership exchangeable units, as the case may be, as of the close of business on the Record Date may obtain a proxy that will entitle them (or another person designated by them) to attend and vote at the Meeting. See “—Can I vote in person at the Meeting?” above for instructions on how to obtain a proxy for that purpose.

What do I need to bring to attend the Meeting?

If you are a record holder or beneficial owner of Common Shares or Preferred Shares:

•	You will need a valid picture identification.

•	You will need proof of ownership of Common Shares or Preferred Shares.

•	If you are a record holder of Common Shares or Preferred Shares, your proxy card will be your admission ticket.

•

If your Common Shares or Preferred Shares are held in the name of a bank, broker or other shareholder of record and you have obtained a legal proxy from such record holder giving you the right to vote the shares at the Meeting, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

If you are a record holder of Partnership exchangeable units:

•	You will need a valid picture identification.

•	You will need proof of ownership to be admitted to the Meeting. You should follow the instructions provided by the Trustee to obtain such proof of ownership.

Your admittance to the Meeting will depend upon availability of seating. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND PROOF THAT YOU OWN COMMON SHARES, PREFERRED SHARES OR PARTNERSHIP EXCHANGEABLE UNITS, YOU MAY NOT BE ADMITTED INTO THE MEETING.

May shareholders ask questions?

Yes. Our representatives will answer shareholders’ questions of general interest following the Meeting consistent with the rules distributed at the Meeting.

Where can I find voting results of the Meeting?

Promptly following the Meeting, but not more than four business days thereafter, we will announce the results for the proposals voted upon at the Meeting and publish final detailed voting results for each matter voted upon in a report filed on www.sedar.com and in a Form 8-K filed with the Securities and Exchange Commission (“SEC”). In addition, in accordance with Toronto Stock Exchange (“TSX”) rules, following the Meeting we will promptly issue a news release disclosing the detailed voting results for the election of each director.

I am a holder of Partnership exchangeable units. Why am I receiving proxy solicitation materials that relate solely to RBI?

RBI is the sole general partner of Partnership and manages all of the Partnership’s operations and activities in accordance with the partnership agreement of Partnership. The Partnership exchangeable units are intended to provide voting rights with respect to RBI that are equivalent to the corresponding rights afforded to holders of Common Shares. In addition to making provision for these voting rights, the voting trust agreement requires that each record holder of Partnership exchangeable units be provided a copy of the notice of each meeting at which the holders of Common Shares are entitled to vote, together with the proxy statement provided to holders of Common Shares with respect to each such meeting. Except as otherwise required by the partnership agreement, voting trust agreement or applicable law, the holders of the Partnership exchangeable units are not directly entitled to receive notice of or to attend any meeting of the unitholders of Partnership or to vote at any such meeting. Accordingly, you will not receive notice of, or an information circular or proxy in respect of, an annual meeting of Partnership.

Where can I find further information in respect of the Partnership exchangeable units or the Preferred Shares?

A summary of certain terms of the Partnership exchangeable units and the Preferred Shares is included in Appendix C to this proxy statement.

Who should I call with other questions?

If you have additional questions about this proxy statement or the Meeting or would like additional copies of this proxy statement or our annual report, please contact: Restaurant Brands International Inc., 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada, Attention: Patrick McGrade, Telephone: (905) 845-6511.

EXPLANATORY NOTE

On December 12, 2014, a series of transactions (the “Transactions”) were completed resulting in Restaurant Brands International Inc., a Canadian corporation, indirectly acquiring Burger King Worldwide, Inc., a Delaware corporation (“BKW”), and Tim Hortons Inc. a Canadian corporation (“THI”). RBI is the sole general partner of Partnership. As a result of the Transactions, for SEC reporting purposes, RBI became a successor issuer to BKW pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the information in this proxy statement includes actions of the board and management of BKW prior to December 12, 2014 and reflects actions of RBI as its successor subsequent to that date.

On December 15, 2014, our Common Shares began trading on the New York Stock Exchange (the “NYSE”) and TSX under the ticker symbol “QSR”. In addition, the Partnership exchangeable units are deemed to be registered under Section 12(b) of the Exchange Act, and Partnership is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. On December 15, 2014, the Partnership exchangeable units began trading on the TSX under the ticker symbol “QSP”. As a result, RBI is subject to the applicable governance rules and listing standards of both the NYSE and TSX. The Partnership is subject to the applicable governance rules and listing standards of the TSX to the extent not satisfied by RBI.

Each of RBI and Partnership is a reporting issuer in each of the provinces and territories of Canada and, as a result, is subject to Canadian continuous disclosure and other reporting obligations under applicable Canadian securities laws. This proxy statement constitutes an Information Circular of RBI’s management for purposes of RBI’s Canadian continuous disclosure obligations under National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and a management proxy circular of RBI under section 150 of the Canada Business Corporations Act (the “CBCA”). Pursuant to an application for exemptive relief made in accordance with National Policy 11-203 – Process for Exemptive Relief Applications in Multiple Jurisdictions, Partnership has received exemptive relief dated October 31, 2014 from the Canadian securities regulators. This exemptive relief exempts Partnership from the continuous disclosure requirements of NI 51-102, effectively allowing Partnership to satisfy its Canadian continuous disclosure obligations by relying on the Canadian continuous disclosure documents filed by RBI, for so long as certain conditions are satisfied. Among these conditions is a requirement that Partnership concurrently send to all holders of the Partnership exchangeable units all disclosure materials that RBI sends to its shareholders and a requirement that Partnership separately report all material changes in respect of Partnership that are not also material changes in respect of RBI.

This exemptive relief is also conditioned upon RBI including certain disclosures in its proxy solicitation materials. These disclosures are included throughout this proxy statement, including Appendix C.

Please note that all references to dollar amounts in this proxy statement, unless otherwise indicated, are to United States dollars. For more information on the Transactions, please see our “Compensation Discussion and Analysis” included in this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2014.

I.	PROPOSAL 1 – ELECTION OF DIRECTORS

On December 12, 2014, BKW, as sole shareholder of RBI prior to the Transactions, adopted new bylaws to govern the affairs of RBI. On January 30, 2015, our Board of Directors unanimously ratified the adoption of our bylaws. Our bylaws permit the Board of Directors to determine the number of directors that constitute the Board, provided that the Board shall not consist of fewer than three nor greater than fifteen members. In addition, our bylaws provide that at least twenty-five percent of the directors shall be resident Canadians, as required by the CBCA.

Our Board consists of eleven directors who were appointed to serve on December 12, 2014, following the Transactions. Seven members of our current Board were directors of BKW immediately prior to the Transactions, Messrs. Behring, Franklin, Fribourg, Parker, Sicupira, Thompson Motta and Van Damme, while Mr. Schwartz, also a director, served as BKW’s Chief Executive Officer. The remaining three members of our Board, Messrs. Caira, Lederer and Milroy, were directors of THI immediately prior to the Transactions. Each of the three former THI directors currently serving on our Board is a resident Canadian as defined by the CBCA. We believe a board of this size and composition is appropriate, giving us the combined expertise of former directors from each of our operating subsidiaries, as well as a diverse set of perspectives around the boardroom. Our current Board is also appropriately sized to allow effective committee organization and to facilitate efficient meetings and decision-making.

As we discuss under “Corporate Governance—Board Independence” on page 19 of this proxy statement, our Board conducts an evaluation of the independence of each director and has determined that a majority of our directors are independent under all applicable legal requirements. In particular, our Board has determined that all of our directors, except Messrs. Schwartz and Caira, qualify as “independent” directors under the NYSE listing standards. Under the rules of the TSX and Canadian securities laws, Messrs. Franklin, Fribourg, Lederer, Milroy, Parker and Van Damme qualify as “independent.”

We believe that each of our directors possesses the experience, skills and qualities to fully perform his duties as a director and contribute to our success. Our directors were nominated because each is of high ethical character, highly accomplished in his field with superior credentials and recognition, has a sound personal and professional reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his obligations as a director. Our directors as a group complement each other and each of their respective experiences, skills and qualities. Each director’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, appears on the following pages.

Nominees For Director

Alexandre Behring Executive Chairman Age: 48 Committees: • Compensation (Chair) • Nominating and Corporate Governance (Chair) Residence: Connecticut, United States

Mr. Behring has served on our Board as Executive Chairman since December 12, 2014. Mr. Behring has been a co-founder and the Managing Partner of 3G Capital, a global investment firm with offices in New York and Rio de Janeiro (“3G Capital”) since 2004. He served on the board of Burger King Worldwide, Inc. and its predecessor as chairman from October 2010, following Burger King Holdings, Inc.’s acquisition by 3G Capital, until December 2014. Mr. Behring has served as Chairman of H.J. Heinz Company since its acquisition by Berkshire Hathaway and 3G Capital in June 2013. Mr. Behring has also served as a director of Anheuser-Busch Inbev since April 2014. Additionally, Mr. Behring served as a director of CSX Corporation, a leading U.S. rail-based transportation company, from 2008 to 2011.

Previously, Mr. Behring spent approximately 10 years at GP Investimentos, one of Latin America’s premier private-equity firms, including eight years as a partner and member of the firm’s Investment Committee. He served for seven years, from 1998 through 2004, as a director and CEO of America Latina Logistica (ALL), one of Latin America’s largest railroads. Mr. Behring was a co-founder and partner in Modus OSI Technologies, a technology firm with offices in Florida and São Paulo, from 1989 to 1993.

Mr. Behring received a BS in Electrical Engineering from Pontificia Universidade Catolica in Rio de Janeiro in 1988 and an MBA from the Harvard Graduate School of Business in 1995, having graduated as a Baker Scholar and a Loeb Scholar.

Qualifications. The Board nominated Mr. Behring due to his experience in executive roles at private equity firms and as CEO for a large railroad and logistics company as well as his recent experience as Chairman of the Board of Burger King Worldwide, Inc. In addition, the Board considered his knowledge of strategy and business development, finance, risk assessment, logistics and leadership development.

Marc Caira Vice Chairman Age: 61 Residence: Ontario, Canada

Mr. Caira has served on our Board as Vice Chairman since December 12, 2014. Previously, Mr. Caira served as President and CEO of Tim Hortons Inc. from July 2013 until December 2014. He was also a director of Tim Hortons Inc. from May 2013 until December 2014. Before his appointment as President and CEO of Tim Hortons Inc. Mr. Caira was Global CEO of Nestle Professional. He was also a member of the executive board of Nestle SA, the world’s largest food and beverage company. Prior to being named Global CEO of Nestle Professional in 2008, Mr. Caira served in various roles, including Global Head of Strategic Business for Nestle Food Services in Switzerland. President and CEO of Parmalat North America, Chief Operating Officer of Parmalat Canada, and President, Food Services and Nescafe Beverages for Nestle Canada. On December 15, 2014, we engaged Mr. Caira to provide RBI with consulting services to provide transition services and assist with our global expansion strategy.

Qualifications. The Board nominated Mr. Caira due to his significant experience as the recent President and CEO of Tim Hortons Inc. as well as his past experience as a member of the executive board of the world’s largest food and beverage company. In addition, the Board considered his knowledge of strategy and business development, finance, marketing and consumer insights, risk assessment, leadership development and succession planning.

Martin E. Franklin Age: 50 Committees: • Audit • Conflict Residence: Florida, United States	Mr. Franklin has served on our Board since December 12, 2014. Mr. Franklin previously served on the board of Burger King Worldwide, Inc. from June 2012 to December 2014. Mr. Franklin is the founder and Executive Chairman of Jarden Corporation, a broad based consumer products company. Mr. Franklin was appointed to Jarden’s board of directors in June 2001 and served as Jarden’s Chairman and CEO from September 2001 until June 2011, at which time he was appointed as Executive Chairman. Mr. Franklin is also founder and Chairman of Platform Specialty Products Corporation, a specialty chemical company, and founder of Nomad Holdings Limited, an investment vehicle. He is also a principal and executive officer of a number of private investment entities. Mr. Franklin previously served as the Chairman and/or CEO of three public companies, Benson Eyecare Corporation, an optical products and services company, Lumen Technologies, Inc., a lighting products company, and Bollé Inc., a worldwide eyewear company, between 1992 and 2000. During the past six years, Mr. Franklin served as a director of the following public companies: Apollo Investment Corporation, a publicly-traded closed-end management investment company; Liberty Acquisition Holdings (International) Company, an acquisition vehicle; GLG Partners, Inc., a hedge fund; Promotora de Informaciones, S.A., a Spanish media company; and Kenneth Cole Productions, Inc., a stylish apparel and accessory manufacturer and retailer.

Qualifications. The Board nominated Mr. Franklin due to his experience as the founder, CEO and Chairman of a broad-based consumer products company and as a principal and executive officer of a number of public and private investment companies and his recent experience as a director of Burger King Worldwide, Inc. and as a director of multiple public and private companies in various industries. In addition, the Board considered his knowledge of strategy and business development, finance, marketing and consumer insights, risk assessment, mergers and acquisitions, leadership development and succession planning.

Paul J. Fribourg Age: 61 Committees: • Audit (Chair) • Compensation • Conflicts (Chair) Residence: New York, United States

Mr. Fribourg has served on our Board since December 12, 2014. Previously, Mr. Fribourg served on the board of Burger King Worldwide, Inc. and its predecessor from October 2010 to December 2014. Since July 1997, Mr. Fribourg has served as the Chairman and CEO of Continental Grain Company, an international agribusiness and investment company. Prior to taking this role, he held a variety of positions with increasing responsibility, from Merchandiser and Product Line Manager to Group President and Chief Operating Officer. Mr. Fribourg has been a director of Loews Corporation, a large diversified holding company, since October 1997. Mr. Fribourg is also a director of Estee Lauder Companies, Inc., one of the world’s leading manufacturers and marketers of quality skin-care, make-up, fragrances and hair products, Apollo Global Management, LLC, an alternative investment management firm, and Castleton Commodities International, a leading merchant energy company. He was a director of Smithfield Foods, Inc., the world’s largest pork producer and processor, from May 2007 until September 2009, Power Corporation of Canada, a diversified management and holding company, from 2005 until 2008, Premium Standard Farms, Inc., a subsidiary of Smithfield Foods, Inc., from May 1998 until April 2007, and Vivendi, S.A., a French international media conglomerate, from January 2003 until June 2006.

Qualifications. The Board nominated Mr. Fribourg due to his experience as the CEO of an international agribusiness and investment company, as a recent director of Burger King Worldwide, Inc. and as a director of multiple public and private companies in various industries. In addition, the Board considered his knowledge of strategy and business development, finance, corporate governance, risk assessment and leadership development.

John A. Lederer Age: 59 Residence: Ontario, Canada

Mr. Lederer has served on our Board since December 12, 2014. Previously, Mr. Lederer served on the board of Tim Hortons Inc. from February 2007 to December 2014. Mr. Lederer currently serves as President and CEO and as a director of U.S. Foods, Inc., a leading U.S. food distributor, a position he has held since September 2010. From April 2008 to August 2010, he served as Chairman and CEO of Duane Reade, a privately held chain of retail pharmacies located primarily in the New York City area. Prior to Duane Reade, he spent 30 years at Loblaw Companies Limited, Canada’s largest food distributor. Mr. Lederer held a number of leadership roles at Loblaw, including President from 2000 to 2006, and as a director for much of his time there. In April 2015, Mr. Lederer became a director of The Walgreens Company, the largest drug retailing chain in the United States.

Qualifications. The Board nominated Mr. Lederer due to his significant experience as President and CEO of a leading U.S. food distributor, as an executive and senior leadership roles in the food industry over many years and as a recent director of Tim Hortons Inc. In addition, the Board considered his knowledge of strategy and business development, operations, risk assessment and leadership development.

Thomas V. Milroy Age: 59 Committees: • Audit • Conflicts Residence: Ontario, Canada

Mr. Milroy has served on our Board since December 12, 2014. Previously, Mr. Milroy served on the board of Tim Hortons Inc. from August 2013 to December 2014. He is currently the President of a family holding company. Mr. Milroy retired from BMO Financial Group in January 2015. He acted as senior advisor to the CEO of BMO Financial Group from November 2015 to January 2015. From March 2008 to December 2014, Mr. Milroy served as CEO of BMO Capital Markets, where he was responsible for all of BMO Financial Group’s businesses involving corporate, institutional and government clients globally. Over the course of 21 years with BMO, Mr. Milroy held progressively senior positions within the investment banking group. From August 1988 to June 1993, Mr. Milroy worked in the Mergers and Acquisition group of a U.S. investment banking firm in New York and Toronto. Prior to that, he spent a year with a Canadian investment banking firm. He began his career practicing securities law in a Toronto-based law firm.

Qualifications. The Board nominated Mr. Milroy because of his significant experience as past CEO of a large financial services company and as a recent director of Tim Hortons Inc. In addition, the Board considered his knowledge of finance, investment and corporate banking, mergers and acquisitions, strategy and business development, risk assessment and leadership development.

Alan C. Parker Age: 68 Committees: • Audit • Conflicts Residence: London, England

Mr. Parker has served on our Board since December 12, 2014. Previously, Mr. Parker served on the board of Burger King Worldwide, Inc. from June 2012 to December 2014. In August 2011, Mr. Parker was appointed Chairman of Mothercare PLC, a leading global retailer of products and services for mothers and young children with 1,500 stores in 60 countries. In August 2012, Mr. Parker was also appointed Chairman of Darty plc (previously known as Kesa Electricals PLC), having served on their board since October 2010. Darty is a leading cross channel, service led electrical retailer operating across Europe. In November 2014, Mr. Parker was appointed Chairman of Park Resorts, a private-equity owned operator of holiday parks across the United Kingdom.

Mr. Parker retired as Chief Executive of Whitbread PLC on his 64th birthday in November 2010 after 18 years with the company. Whitbread, in the FTSE100, is the UK’s largest hotel and restaurant company. Mr. Parker was educated at the University of Surrey (BSc), where he is now a Visiting Professor, and is a graduate of the Harvard Business School’s Advanced

Management Program and a Fellow of the Institute of Hospitality. In June 2011, he was elected Chairman and President of the British Hospitality Association, and remains its president today. He was previously a Non-Executive Director of VisitBritain, Jumeirah Group LLC and Justice Holdings Limited. Before joining Whitbread, Mr. Parker spent ten years with Bass Plc as Senior Vice President of Holiday Inn Europe, Middle East and Africa based in Brussels, and prior to that, Managing Director Europe of Crest Hotels based in Frankfurt.

Qualifications. The Board nominated Mr. Parker due to his experience as the chairman of a leading global retailer of consumer products and services, as a senior executive of several large hotel and restaurant companies and as a recent director of Burger King Worldwide, Inc. In addition, the Board considered his knowledge of strategy and business development, finance, marketing and consumer insights, supply chain management and distribution, leadership development and succession planning.

Daniel S. Schwartz Age: 34 Residence: Florida, United States

Mr. Schwartz has served on our Board and as our CEO since December 12, 2014. From June 2013 until December 2014, Mr. Schwartz served as CEO, from April 2013 until June 2013, he served as Chief Operating Officer and from January 2011 until April 2013, he served as Chief Financial Officer of Burger King Worldwide, Inc. and its predecessor. Mr. Schwartz joined Burger King Holdings, Inc. in October 2010 as Executive Vice President, Deputy Chief Finance Officer. Since January 2008, Mr. Schwartz has been a partner with 3G Capital, where he was responsible for managing 3G Capital’s private equity business. He joined 3G Capital in January 2005 as an analyst and worked with the firm’s public and private equity investments until October 2010. From March 2003 until January 2005, Mr. Schwartz worked for Altair Capital Management, a hedge fund located in Stamford, Connecticut and served as an analyst in the mergers and acquisitions group at Credit Suisse First Boston from June 2001 to March 2003. Mr. Schwartz is a director of 3G Capital.

Qualifications. The Board nominated Mr. Schwartz because of his experience as the recent President and CEO of Burger King Worldwide, Inc., and its predecessor. In addition, the Board considered his knowledge of strategy and business development, finance, marketing and consumer insights, risk assessment, mergers and acquisitions, leadership development and succession planning.

Carlos Alberto Sicupira Age: 66 Committees: • Compensation • Nominating and Corporate Governance Residence: St. Gallen, Switzerland

Mr. Sicupira has served on our Board since December 12, 2014 and previously served on the board of Burger King Worldwide, Inc. and its predecessor from October 2010 to December 2014. Mr. Sicupira is one of the founding Principal Partners of 3G Capital and continues to serve as a board member. Mr. Sicupira also serves as a member of the board of directors of Anheuser-Busch InBev. Mr. Sicupira has been Chairman of Lojas Americanas, one of South America’s largest retailers, since 1981, where he served as Chief Executive Officer until 1992. He also is a member of the Board of Dean’s Advisors of Harvard Business School since 1998 and serves on the boards of Fundação Brava and Fundação Estudar, not-for-profit foundations in Brazil.

Qualifications. The Board nominated Mr. Sicupira due to his experience as the CEO of a large South American retailer, as a recent director of Burger King Worldwide, Inc. and as a director of multiple public and private companies in various industries. In addition, the Board considered his knowledge of strategy and business development, marketing and consumer insights, supply chain management and distribution and finance.

Roberto Moses Thompson Motta Age: 57 Residence: Nassau, Bahamas

Mr. Thompson Motta has served on our Board since December 12, 2014. Previously, Mr. Thompson Motta served on the board of Burger King Worldwide, Inc. from July 2013 to December 2014. From 1986 to 1992, Mr. Thompson Motta worked in the corporate finance department of Banco Garantia, Brazil’s largest investment bank. From 1993 to 2004, he was the founding and managing partner of GP Investimentos and a member of its board of directors until September 2010. Mr. Thompson Motta has also served as a member of the boards of directors of Companhia de Bebidas das Américas, or AMBEV, a Brazilian brewing company, since September 1998 (and AmBev S.A. since July 2013), Lojas Americanas since August 2001 and São Carlos Empreendimentos e Participações S.A., a leading commercial real estate investment and management company in Brazil, since September 2001. From August 2004 to April 2014, Mr. Thompson Motta served on the board of directors of Anheuser Busch InBev. Mr. Thompson Motta is one of the founding partners of 3G Capital and continues to serve as a board member.

Qualifications. The Board nominated Mr. Thompson Motta due to his experience in executive roles at private equity firms, as a recent director of Burger King Worldwide, Inc. and as a director of multiple public and private companies in various industries. In addition, the Board considered his knowledge of strategy and business development, finance, real estate and leadership development.

Alexandre Van Damme Age: 53 Committee: • Nominating and Corporate Governance Residence: Brussels, Belgium

Mr. Van Damme has served on our Board since December 12, 2014. He previously served on the board of Burger King Worldwide, Inc. and its predecessor from December 2011 to December 2014. Mr. Van Damme has served as a member of the board of directors of Anheuser-Busch InBev since 1992. He joined the beer industry early in his career and held various operational positions within Interbrew, a large Belgian-based brewing company that merged with Anheuser-Busch to form Anheuser-Busch InBev, until 1991, including Head of Corporation Planning and Strategy. He has managed several private venture holding companies and is currently a director of Patri S.A. (Luxembourg). He is also a board member of DEMB (Douwe Egberts Master Blenders), a Dutch company that processes and trades coffee, tea and other groceries and a member of various private family owned companies. He is also an administrator of the InBev Baillet-Latour Fund, a foundation that encourages social, cultural, artistic, technical, sporting and philanthropic achievements, as well as a director of DKMS, the largest bone marrow donor center in the world, and a member of the Insead International Council. Mr. Van Damme graduated from Solvay Business School in Brussels.

Qualifications. The Board nominated Mr. Van Damme due to his experience as an executive of a large brewing company that is a major consumer brand, his experience as a recent director of Burger King Worldwide, Inc., as well as experience in managing several private venture holding companies. In addition, the Board considered his knowledge of strategy and business development, risk assessment and leadership development.

If elected, each of the aforementioned nominees has consented to serve as directors and hold office until the close of the 2016 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the director nominees.

II.	CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our business and affairs are managed under the direction of our Board of Directors. Our Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board of Directors’ responsibilities to shareholders. In December 2014, BKW, as the sole shareholder of RBI prior to the Transactions, adopted the Restaurant Brands International Inc. Board of Directors Governance Guidelines (“Governance Guidelines”) to provide a framework for corporate governance in accordance with the Canadian and U.S. securities laws, the NYSE Listing Rules, the TSX rules, requirements under the CBCA and our organizational documents. On January 30, 2015, our Board of Directors unanimously ratified the adoption of the Governance Guidelines.

Highlights of our Governance Guidelines are described below:

•	A majority of directors of the Board must be independent as defined by the NYSE and TSX listing standards and applicable Canadian and U.S. securities laws;

•

The Board will have three standing committees—an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee (“NCG Committee”)—and a Conflicts Committee. Committee membership assignments are determined by the Board, on recommendation of the NCG Committee, taking account of RBI’s needs, individual attributes and other relevant factors;

•

Each director serving on the Audit Committee will be an independent director as determined in accordance with the listing standards of the NYSE and TSX and applicable securities laws and each director serving on the Conflicts Committee will be an independent director as defined under the partnership agreement;

•	Executive sessions or meetings of non-employee directors without management present will be held as part of each regularly scheduled Board meeting;

•	A director may not accept a position on the board or audit committee of any other public company without first reviewing the matter with the Chairman of the Board;

•	Director orientation programs will be provided to new directors either prior to or within a reasonable period of time after their nomination or election to the Board;

•

The Board, with the assistance of the NCG Committee, will conduct an annual performance self-evaluation of the full Board to determine whether the Board and its committees are functioning effectively; and

•

Each director nominee must agree to tender his resignation for consideration by the Board if such director fails to receive a majority of votes cast in any uncontested re-election, as described more fully under “—Majority Voting Policy” below.

The NCG Committee will periodically review our Governance Guidelines, and, if appropriate, will recommend changes to the Board. The full text of our Governance Guidelines is attached as Appendix D to this proxy statement and is also available in the “Investors—Corporate Governance” section of our website at www.rbi.com.

Board Leadership Structure

Our Board has an Executive Chairman, Alexandre Behring, and a Vice Chairman, Marc Caira. While our Board has not developed a written position description for the Chairman of the Board or the Chairpersons of our committees, our Governance Guidelines set forth the role of the Executive Chairman and Vice Chairman and the charters of each Committee set forth the role of the Committee Chairman. Specifically, the Chairman of the Board is responsible for facilitating a highly functioning and effective Board, providing overall leadership and encouraging open communications and the Vice Chairman of the Board assists the Chairman and serves at meetings at which the Chairman is not in attendance or is unable to participate in a motion. The Chairman of each committee is responsible for setting the frequency and length of the meetings, setting meeting agendas consistent with the Committee’s charter and reporting on the activities of that committee to the full Board on a periodic basis.

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer as the Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that it deems in the best interests of RBI at a given point in time. At the present time, the positions of Chairman of the Board and CEO are filled by different individuals. Our CEO, Daniel Schwartz, is also a member of the Board. Under the authority of the Board, the CEO is responsible for the general management of the business and affairs of RBI, with the objective of enhancing long-term shareholder value. We believe that the current separation of roles provides a more effective monitoring and objective evaluation of the CEO’s performance.

Our Board has not developed a written position description for our CEO. Our Board and CEO develop, on an annual basis, corporate goals and objectives and parameters within which the CEO operates the business of RBI. Our Board and CEO also establish annual MBOs to measure the CEO’s individual achievement for purposes of our annual bonus plan. The Compensation Committee of the Board is also responsible for annually evaluating the CEO against these objectives. For a further discussion of the corporate goals and objectives and the measures by which our CEO is evaluated, please see our CD&A beginning on page 31 of this proxy statement.

Meetings

The board of directors of BKW met a total of six times during the period from January 1 to December 11, 2014. Each BKW director attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he had been a director and (2) the total number of meetings of the committee(s) of which he was a member during the period that he served. There were no meetings of our Board of Directors or any committee during the period from December 12, 2014 through the remainder of 2014. The specific number of board meetings attended last year by each of our directors was as follows:

Director	Board Meetings Attended
Alexandre Behring	6/6
Martin E. Franklin	6/6
Paul J. Fribourg	6/6
Alan Parker	6/6
Carlos Alberto Sicupira	5/6
Roberto Moses Thompson Motta	6/6
Alexandre Van Damme	5/6

In accordance with our Governance Guidelines, the Chairman of the Board will generally determine the frequency and length of Board meetings and will set the agenda for each Board meeting. Board members are encouraged to suggest the inclusion of additional items on an agenda, and any director may request that an item be placed on an agenda. Board meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary.

Board Independence

It is the policy of the Board that a majority of directors must (i) be independent with no direct or indirect material relationship or business conflict with RBI and (ii) otherwise meet the definition of an “independent” director under U.S. and Canadian securities laws and listing standards of the NYSE and the TSX. Our Board has affirmatively determined that the following director nominees have no material relationship with RBI and otherwise qualify as independent based on all of the foregoing criteria: Messrs. Franklin, Fribourg, Lederer, Milroy, Parker and Van Damme.

Under NYSE listing standards, a director qualifies as “independent” if the board of directors affirmatively determines that the director has no material relationship with the listed company. While the focus of the inquiry is independence from management, the board is required to consider broadly all relevant facts and circumstances in making an independence determination. Our Board has affirmatively determined that the following director nominees have no material relationship with RBI and are, therefore, independent based on the NYSE listing standards: Messrs. Behring, Franklin, Fribourg, Lederer, Milroy, Parker, Sicupira, Thompson Motta and Van Damme.

In conducting its evaluations of Messrs. Behring, Schwartz, Sicupira and Thompson Motta, the Board considered their affiliation with 3G Capital, which currently controls approximately 92% of the outstanding Partnership exchangeable units, which represents a 47% voting interest in the combined company. In conducting its evaluation of Mr. Behring, the Board also considered his service on the board of directors of H.J. Heinz Company, a supplier to our Burger King® restaurants. As our Chief Executive Officer, Mr. Schwartz is not independent under the NYSE listing standards. In addition, Mr. Caira is not independent under the NYSE listing standards as he was the President and CEO of Tim Hortons Inc., a material subsidiary of RBI, until December 2014, and also has a material relationship with RBI, which engaged his services as a consultant to provide transition services and assist with our global expansion strategy on December 15, 2014.

National Instrument 58-201, or NI 58-201, provides guidance on corporate governance practices with respect to director independence, which reflect best practices established by the Canadian Securities Administrators (“CSA”), but are not intended to be prescriptive. Such best practices provide, among other things, that (i) a company’s board of directors should have a majority of independent directors; (ii) the chairman of the board should be an independent director; (iii) the board should appoint a nominating committee composed entirely of independent directors; and (iv) the board should appoint a compensation committee composed entirely of independent directors. Determinations in respect of “independence” for these purposes are similar to the requirements under NYSE listing standards but differ in certain respects, including as to affiliations with controlling shareholders.

A majority of our Board is “independent” for purposes of Canadian securities laws and the TSX listing standards. However, our Executive Chairman, Mr. Behring, is not “independent” and our Compensation Committee and NCG Committee are not composed solely of “independent” directors for purposes of NI 58-201. Accordingly, we are not in compliance with all of the governance best practices set forth in Canadian securities laws with respect to committee and board chairman independence. Nevertheless, we believe that the directors will be able to exercise sufficient independence in making their decisions and we have, or expect to, establish processes and practices to ensure such independent decision-making is achieved. In particular, among other things (i) executive sessions will be held as part of each regularly scheduled Board meeting where members of management are not present; (ii) a lead independent director may be appointed in the future for purposes of chairing discussions among the independent directors and ensuring the Board is at all times capable of functioning independently of management; (iii) the Board expects that each independent director will disclose to the chair of the NCG Committee any actual or potential conflicts and any matters that may affect his or her independence; and (iv) the Conflicts Committee is required to, approve and/or direct a number of prescribed actions of the Board where a real or potential conflict of interest could exist or arise as between RBI, Partnership, or holders of Partnership exchangeable units. The discussion leader for executive sessions of the Board is generally Alexandre Behring.

Director Term Limits

All directors are elected at the annual meeting of our shareholders for a term of one year. The Board does not believe it should expressly limit a director’s tenure on the Board. RBI values the contribution of directors who over time have developed increasing insight into our company and operations and therefore provide an increasing contribution to the Board as a whole. As an alternative to term limits, prior to recommending to the Board that one or more current directors be submitted to the shareholders for re-election, the NCG Committee will review the performance of each director potentially standing for election or re-election, and make appropriate recommendations to the Board concerning that director’s candidacy.

Majority Voting Policy

The Board has adopted a Majority Voting Policy as required by the rules of the TSX. The policy is included in the Governance Guidelines and provides that, in an uncontested election, a director must be elected to the Board by at least a “majority of the votes cast,” which means that the number of shares voted “FOR” a director’s election must exceed 50% of the number of votes cast with respect to that director’s election. An “uncontested election” means an election where the number of nominees for director is equal to the number of directors to be elected. In a contested election, a plurality vote standard will apply.

If a nominee for director in an uncontested election does not receive the affirmative vote of at least the majority of the votes cast, the director must immediately tender his or her resignation to the NCG Committee. The NCG Committee will consider and recommend, and the Board will determine, whether or not to accept the offer of resignation. The Board will accept the offer of resignation absent exceptional circumstances that would warrant the director continuing to serve on the Board, as determined by the Board in accordance with its fiduciary duties to RBI, and the resignation will be effective upon the Board’s acceptance. The decision of the Board shall be made within 90 days after the date of the shareholders’ meeting. Any director who tenders his or her resignation pursuant to the Majority Voting Policy shall not participate in the recommendation of the NCG Committee or the decision of the Board with respect to his or her resignation. A press release disclosing the Board’s determination (and the reasons for rejecting the resignation, if applicable) shall promptly be issued and furnished to the SEC, the CSA and the TSX.

If the Board accepts any tendered resignation, the Board may either proceed to fill the vacancy through the appointment of a new director, or determine not to fill the vacancy and instead decrease the size of the Board.

Director Orientation and Continuing Education

We provide access to appropriate orientation programs, sessions or materials for new members of the Board for their benefit either prior to or within a reasonable period of time after their nomination or election to the Board, which shall include written materials and presentations by senior management regarding the our business, strategic plans and policies. We and our Board encourage, but do not require, directors to participate in outside continuing education programs.

Board Committees

Prior to the Transactions, BKW’s board had three standing committees, an audit committee, a compensation committee and an executive committee, which operated pursuant to their respective charters. BKW was not required to establish a nominating and corporate governance committee as it fit within the NYSE’s exemption from such requirement for controlled companies. On December 11, 2014, BKW, as the sole shareholder of RBI prior to the Transactions, established three standing committees, the Audit Committee, the Compensation Committee and the NCG Committee. On January 30, 2015, our Board of Directors unanimously ratified the establishment of these standing committees and established a fourth committee, the Conflicts Committee.

On December 11, 2014, BKW, as the sole shareholder of RBI prior to the Transactions, adopted committee charters for the Audit, Compensation and NCG Committees, and on January 30, 2015, our Board of Directors unanimously ratified the adoption of the charters for these three committees and adopted a charter for the Conflicts Committee. These charters setting forth the responsibilities of each committee are available in the “Investors—Corporate Governance” section of our website at www.rbi.com, and such information is also available in print to any shareholder who requests it through our Corporate Secretary. A copy of the Audit Committee charter is also attached to this proxy statement as Appendix E.

Set forth below is a description of the responsibilities of our Audit, Compensation, NCG and Conflicts Committees and their current membership. Also set forth below is the number of meetings held by the BKW audit and compensation committees prior to December 12, 2014. There were no meetings held by our Audit, Compensation and NCG Committees for the period from December 12, 2014 to December 31, 2014.

Audit Committee

Current Audit Committee Members*	Audit Committee Functions	Number of Meetings in 2014
• Paul J. Fribourg (Chair) • Martin E. Franklin • Thomas V. Milroy • Alan Parker

•    Oversee the quality and integrity of our financial statements and related disclosure;

•    Oversee the qualifications, independence and performance of our independent auditor;

•    Oversee the performance of our internal audit function;

•    Oversee our systems of disclosure controls and procedures, and internal controls over financial reporting;

•    Oversee our compliance with all legal and regulatory requirements and our compliance program;

•    Review and approve the Audit Committee report that is required by the SEC to be included in our annual proxy statement; and

•    Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

Four held by BKW Audit Committee No meetings were held by RBI Audit Committee

*	From January 1, 2014 to December 11, 2014, the BKW Audit Committee was comprised of Messrs. Fribourg (Chair), Franklin and Parker.

Directors serving on our Audit Committee may not simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the director to effectively serve on the Audit Committee.

The Board of Directors has determined that each member of the Audit Committee meets the independence requirements and is financially literate according to the NYSE listing standards and the Canadian securities laws and that each member of the Audit Committee meets the enhanced independence standards for audit committee members required by the SEC. In addition, the Board has determined that Mr. Fribourg is qualified as an audit committee financial expert within the meaning of SEC rules and has accounting and related financial management expertise within the meaning of the NYSE listing standards. For more information regarding Mr. Fribourg’s business experience, see his biography under “Proposal 1 – Election of Directors.” The discussion leader for executive sessions of the Audit Committee is generally Mr. Fribourg.

Compensation Committee

Current Compensation Committee Members*	Compensation Committee Functions	Number of Meetings in 2014
• Alexandre Behring (Chair) • Paul J. Fribourg • Carlos Alberto Sicupira

•    Oversee and set our compensation and benefits policies generally;

•    Evaluate the performance of our CEO and the employees who report directly to the CEO (the “CEO Direct Reports”);

•    Oversee and set compensation for the CEO, the CEO Direct Reports and the members of the Board; and

•    Review our management succession plan.

One held by BKW Compensation Committee No meetings were held by RBI Compensation Committee

*	From January 1, 2014 to December 11, 2014, the BKW Compensation Committee was comprised of Messrs. Behring (Chair) and Sicupira.

The Compensation Committee establishes, reviews and approves executive compensation based on, among other factors, an evaluation of the performance of the CEO and CEO Direct Reports in light of corporate goals and objectives relevant to executive compensation, including annual performance objectives, and makes recommendations to the Board of Directors with respect to executive compensation. For further details on executive compensation, see the Compensation Discussion & Analysis, or CD&A, beginning on page 31 of this proxy statement.

Non-management director compensation is determined by the Board, upon recommendation of the Compensation Committee, taking into account general and specific demands of Board and committee service, Company performance, comparisons with other organizations of similar size and complexity, competitive factors, other forms of compensation received by directors, if any, and other factors which it deems relevant, all with the intent of aligning directors’ interests with the long-term interests of our shareholders. A management director receives no additional compensation for his or her service as a director. For more details on director compensation, see the discussion under the heading “—Director Compensation” below on page 27.

Pursuant to its charter, the Compensation Committee may delegate to one or more officers of RBI the authority to make grants and awards of stock rights or options to any persons other than the CEO, any CEO Direct Report, and any person covered by Section 16 of the Exchange Act. The Compensation Committee has delegated this authority to the CEO. In addition, as permitted under applicable law and the NYSE listing standards, the Compensation Committee may delegate its authority to one or more subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in the best interests of RBI.

The Compensation Committee has the sole authority, pursuant to its charter, to retain and terminate any compensation consultant assisting the Compensation Committee in the evaluation of executive officer compensation, including sole authority to approve all such compensation consultant’s fees and other retention terms. During 2014, neither BKW’s nor RBI’s Compensation Committee engaged any compensation consultants.

The Board of Directors has determined that each member of the Compensation Committee (i) meets the independence requirements of the NYSE listing standards, including the heightened independence requirements specific to compensation committee members, (ii) meets the requirements of an outside director pursuant to the Internal Revenue Code (the “Code”) and (iii) meets the requirements of a non-employee director under the Exchange Act.

For purposes of Canadian corporate governance best practices, our Compensation Committee is not composed entirely of independent directors, as only Mr. Fribourg is independent for such purposes. Our Board believes that the Compensation Committee charter outlines an objective process for determining executive compensation based on objective criteria such as evaluating the performance of our executive officers in light of defined performance objectives. The discussion leader for executive sessions of the Compensation Committee is generally Alexandre Behring.

Nominating and Corporate Governance Committee

Current NCG Committee Members*	NCG Committee Functions	Number of Meetings in 2014
• Alexandre Behring (Chair) • Carlos Alberto Sicupira • Alexandre Van Damme

•    Identify individuals qualified to serve as members of the Board and recommend to the Board proposed nominees;

•    Advise the Board with respect to its composition, governance practices and procedures;

•    Review and monitor criteria for the selection of new directors and nominees for vacancies on the Board, including procedures for reviewing potential nominees proposed by shareholders;

•    Establish, monitor and recommend to the Board changes to the various committees and the qualifications and criteria for membership on each committee;

•    Recommend to the Board directors to serve on each standing committee and assist the Board in evaluating independence of those directors;

•    Recommend to the Board any action to be taken in connection with director resignations;

•    Oversee and evaluate the Board’s performance and our compliance with corporate governance regulations, guidelines and principles; and

•    Periodically review and recommend changes to our articles of incorporation and bylaws as they relate to corporate governance issues.

No meetings were held by NCG Committee

*	As a “controlled company” within the meaning of the NYSE rules, BKW did not have a standing NCG Committee.

The Board is responsible for selecting and nominating directors for election, acting on the recommendation of the NCG Committee, and giving attention to the following qualifications and criteria:

•	High personal and professional ethics, integrity, practical wisdom and mature judgment;

•	Board training or prior public company board service, and/or senior executive experience in business, government, or education;

•	Expertise and skills that are useful to RBI and complementary to the background and experience of other Board members, as determined by the Board from time-to-time;

•	Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board over a period of several years to develop knowledge about RBI and its operations and provide continuity of Board members;

•	Willingness to represent our best interests and objectively appraise management’s performance;

•	Tenure with the Board, past contributions to the Board, and/or whether advanced age may impact the expected continued capacity to serve as a director; and

•	Anticipated future needs of the Board.

Selection of candidates is based on, first, the needs of RBI, and, second, identification of persons responsive to those needs. Although we do not have a formal, written policy relating to the identification and nomination of women directors or a formal, written diversity policy, the NCG Committee seeks a diverse group of director candidates, including diversity with respect to age, gender and ethnic background. In addition, the Board may consider, giving such weight as it deems appropriate, ancillary attributes of nominees such as terms served, change in employment status and other directorships. The NCG Committee may engage the services of a search firm to assist it in identifying potential director candidates. In such case, the NCG Committee will have the sole authority to negotiate and approve the search firm’s fees and other retention terms.

We have not adopted a target regarding the number of women on our Board because we believe that a less formulaic approach to board composition, together with a rigorous search for qualified candidates based on the above qualifications and criteria, will best serve our needs. There are currently no women directors on the Board.

For purposes of Canadian corporate governance best practices, our NCG Committee is not composed entirely of independent directors as only Mr. Van Damme is independent for such purposes. As noted above, the Board is responsible for selecting and nominating director candidates, based on the NCG Committee’s recommendation. The Board believes that its Governance Guidelines outline objective qualifications and criteria (described above) that promote its objective selection and nomination of director candidates. There have been no meetings of the NCG Committee, but we expect that the discussion leader for executive sessions of the NCG Committee will be Alexandre Behring, the chair of the Committee.

Conflicts Committee

Conflicts Committee Members	Conflicts Committee Functions	Number of Meetings in 2014
• Paul Fribourg (Chair) • Martin Franklin • Thomas Milroy • Alan Parker

•    Consent to, approve and/or direct a number of actions under the partnership agreement (described in Appendix C to this proxy statement) where a real or potential conflict of interest could exist or arise as between RBI, Partnership, or holders of Partnership exchangeable units.

None held by RBI Conflicts Committee

In addition to the three standing committees, the Board, as the general partner of the Partnership, has established a Conflicts Committee which will be required to consent to, approve and/or direct a number of enumerated actions under the partnership agreement where a real or potential conflict of interest could exist or arise as between RBI, Partnership or holders of Partnership exchangeable units.

Each of the members of the Conflicts Committee is “independent” (as such term is defined in the partnership agreement) in accordance with the requirements of the partnership agreement.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Behring, Fribourg or Sicupira was an officer (as defined in Rule 3b-2 under the Exchange Act) or employee of BKW or RBI during 2014. No executive officer of BKW prior to December 12, 2014 or RBI subsequent to that date served on the compensation committee or board of any company that employed any member of the compensation committee or board of directors of either BKW prior to December 12, 2014 or RBI subsequent to that date.

Code of Ethics/Conduct

•

Code of Ethics for Executive Officers. Our Board of Directors has adopted a Code of Ethics applicable to our senior executives to promote the highest ethical standards in RBI’s operation of its global business and the activities of senior management. The Code of Ethics for Executive Officers is available in the “Investors—Corporate Governance” section of our website at www.rbi.com. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

•

Code of Conduct for Directors. Our Board of Directors has adopted a Code of Conduct to acknowledge its responsibility for promoting an ethical culture through the actions of Board members and the effective oversight of our compliance programs, policies and procedures. The Code of Conduct for Directors is available in the “Investors—Corporate Governance” section of our website at www.rbi.com.

Related Party Transaction Policy

The Board of Directors has adopted a written related person transactions policy, which is administered by the Audit Committee. This policy applies to any transaction or series of related transactions or any material amendment to any such transaction involving a related person and RBI or any subsidiary. For purposes of Canadian securities laws, related person transactions include any financial transaction, arrangement or relationship such as a loan or guarantee of indebtedness in excess of $75,000 per fiscal year. However, under U.S. securities laws, RBI may not make any loan or other extension of credit to any of its directors or executive officers.

For purposes of the policy, “related persons” consist of executive officers, directors, director nominees, any shareholder beneficially owning more than 5% of any class of our voting securities, and immediate family members of any such persons. In reviewing related person transactions, the Audit Committee takes into account all factors that it deems appropriate, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction in which the director or any of his immediate family members is the related person. All related person transactions will be disclosed in filings as required under applicable securities laws.

Certain Relationships and Related Transactions

On December 15, 2014, we entered into a consulting agreement with Mr. Caira, Vice Chairman of our Board, pursuant to which he agreed to provide transition services and assistance in connection with our efforts to expand certain of our brands globally (the “Consulting Agreement”). Recognizing that substantially all the services will be provided in 2015, we subsequently amended the Consulting Agreement, and as amended, the terms of the Consulting Agreement provide, among other things, that Mr. Caira will receive $1,500,000, payable as follows: $1,425,000 in 2015, payable in quarterly installments of $356,250, and $37,500 in each of 2016 and 2017, payable in annual installments. The term of the Consulting Agreement commenced on January 1, 2015 and will terminate on December 31, 2017, subject to early termination by either party under certain circumstances.

On December 9, 2014, the disinterested members of the BKW Board of Directors approved the accelerated vesting of stock options previously granted to Bernardo Hees, the former CEO of BKW and Vice Chairman of the board of directors of BKW until December 11, 2014, in view of Mr. Hees’ prior service to BKW as its former CEO, as well as his more recent contributions as Vice Chairman and his willingness to serve RBI as part of an integration committee with Messrs. Schwartz and Behring. Notwithstanding the accelerated vesting of his options, Mr. Hees has agreed not to exercise his options until the original vesting date of the applicable option.

None of our current or former directors or executive officers has any amount of indebtedness outstanding to us. As of April 6, 2015, the aggregate amount of indebtedness outstanding by all current and former employees of RBI and any of its subsidiaries, and their respective associates, is as follows:

Purpose	Aggregate Indebtedness (C$) to RBI or its Subsidiaries
Other	271,774	(1)

(1)	The reported aggregate indebtedness was converted from Singapore dollars to the Canadian dollar equivalent using the Bank of Canada noon exchange rate on April 1, 2015 of 0.9248.

Risk Management

Board Role in Management of Risk

The Board is actively involved in the oversight and management of risks that could affect RBI. This oversight and management is conducted primarily through its committees, but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, operations and regulatory compliance), and the processes in place to monitor and control such exposures. In carrying out its responsibilities, the Audit Committee works closely with our internal audit department and other members of our management team responsible for monitoring such risks. The other committees of the Board consider the risks within their areas of responsibility. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within RBI.

Compensation Risks

Based on a comprehensive review and analysis of our incentive plans and programs, the Compensation Committee believes these programs are not reasonably likely to give rise to risks that would have a material adverse effect on our business. The Compensation Committee considered the following factors as part of its review and analysis of our incentive plans and programs:

•	Rigorous oversight from the Board, Compensation Committee and senior management with discretion to award and/or reduce payouts if excessive risk is taken;

•	Linkage of individual performance targets to the strategic plan established for the CEO by the Board and cascaded through a comprehensive process;

•	Properly balanced pay mix between fixed and variable compensation;

•

Annual cash incentive plans that, for BKW, measure business performance through a profitability metric (EBITDA) and includes free cash flow and zero based budgeting goals that gauge quality of performance, and that, with respect to THI, measure business performance through profitability metrics (net income, operating income and same store sales);

•	Capping annual cash incentive plan payouts to a maximum of 120% for BKW and 175% for THI of the worldwide target;

•

Equity awards in the form of stock options with a five-year cliff vest for BKW, and with respect to THI, stock options with a three-year vesting schedule and performance share units that vest based on the achievement of relative total shareholder return and return on assets over a three-year performance cycle; and

•	Bonus swap program at BKW that encourages retention of shares by requiring the forfeiture of matching stock options if shares are sold prior to vesting.

Director Compensation

General. Until December 11, 2014, the board of BKW maintained a director compensation program for the non-management directors of its board. On December 11, 2014, BKW, as the sole shareholder of RBI prior to the Transactions, adopted a director compensation program for our non-management directors that was substantially similar to that of BKW. On January 30, 2015, our Board of Directors unanimously ratified the adoption of the director compensation program. Under our director compensation program, each non-management director is entitled to receive a one-time grant of stock options with a face value of $500,000, the Chairman is entitled to receive a one-time grant of stock options with a face value of $1,000,000 and the Vice Chairman is entitled to receive a one-time grant of options with a face value of $750,000 upon his election to the

Board. The option grant cliff vests in five years. In addition, non-management directors other than the Chairman and Vice Chairman are entitled to receive an annual retainer of $50,000, the Chairman is entitled to receive an annual retainer of $100,000 and the Vice Chairman is entitled to receive an annual retainer of $75,000. Each non-management member of the Audit Committee, Compensation Committee and NCG Committee is entitled to receive an annual committee fee of $10,000. Non-management directors have the opportunity to elect to defer their annual retainer and committee fees and, in lieu of the cash fees, to receive a grant of restricted stock units (RSUs) with a value of two times the foregone fees which will settle upon termination of board service.

The following table summarizes compensation paid to each non-employee director of RBI and its predecessor BKW for the period of January 1, 2014 to December 31, 2014.

	RBI Director Compensation
Name	RSUs($)(1)	Total 2014 Director Compensation
Alexandre Behring	240,000	$240,000
Marc Caira	N/A	0
Martin E. Franklin	120,000	$120,000
Paul J. Fribourg	120,000	$120,000
John A. Lederer	N/A	0
Thomas V. Milroy	N/A	0
Alan Parker	120,000	$120,000
Carlos Alberto Sicupira	120,000	$120,000
Roberto Moses Thompson Motta	100,000	$100,000
Alexandre Van Damme	100,000	$100,000

(1)	All of the BKW directors elected to defer their retainer and committee fees for 2014 and to receive restricted stock units (RSUs) in lieu of cash with a value of two times the foregone fees. All of the directors made this election in December 2013. The RSUs were granted on December 31, 2014 and were fully vested on the grant date. The number of RSUs granted to each of the directors was determined based on the amount of the director’s retainer and committee fees, if applicable, divided by the fair market value of a Common Share on December 30, 2014, which was $38.87, multiplied by two (2).

The table below sets forth the aggregate number of unexercised stock options held by each non-management director as of December 31, 2014:

Name	Options
Alexandre Behring	212,105
Marc Caira	366,601
Martin E. Franklin	32,786
Paul J. Fribourg	106,050
John A. Lederer	0
Thomas V. Milroy	0
Alan Parker	32,786
Carlos Alberto Sicupira	106,050
Roberto Moses Thompson Motta	25,627
Alexandre Van Damme	141,105

As a result of the Transactions, each outstanding BKW option was converted into an option to acquire from RBI the same number of Common Shares as were subject to the underlying BKW option and on the same terms and conditions as were applicable under the award agreement issued in connection with such BKW option (including with respect to vesting and exercise price). Each outstanding THI stock option (and its tandem stock appreciation right or “SAR”), whether vested or unvested, that was not surrendered in connection with the Transactions was exchanged for a stock option with a tandem SAR to acquire from RBI a number of common shares equal to the product of the number of THI common shares subject to such THI option and 2.4106, subject to rounding.

III.	EXECUTIVE OFFICERS

Set forth below is the biography of each of our current executive officers, other than Mr. Schwartz whose biography is set forth under the heading “Directors.” Under Canadian law, each of our executive chairman and vice chairman is considered an officer of RBI. However, neither of Messrs. Behring or Caira was during 2014, or is currently, an officer of RBI as defined in Rule 3b-2 under the Exchange Act.

Name	Age	Position
Daniel S. Schwartz	34	Chief Executive Officer
Joshua Kobza	28	Chief Financial Officer
José E. Cil	45	President, Burger King
Elias Diaz Sesé	41	President, Tim Hortons
Jacqueline Friesner	42	Controller and Chief Accounting Officer
Heitor Gonçalves	50	Chief Information and Performance Officer and Chief People Officer
Jill Granat	49	General Counsel and Corporate Secretary

Joshua Kobza. Mr. Kobza was appointed Chief Financial Officer of RBI on December 15, 2014. Mr. Kobza served as Executive Vice President and Chief Financial Officer of Burger King Worldwide since April 11, 2013. Mr. Kobza joined Burger King Worldwide in June 2012 as Director, Investor Relations, and was promoted to Senior Vice President, Global Finance in December 2012. From January 2011 until June 2012, Mr. Kobza worked at SIP Capital, a São Paulo based private investment firm, where he evaluated investments across a number of industries and geographies. From July 2008 until December 2010, Mr. Kobza served as an analyst in the corporate private equity area of the Blackstone Group in New York City.

José Cil. Mr. Cil was appointed President, Burger King on December 15, 2014. Mr. Cil served as Executive Vice President and President of Europe, the Middle East and Africa for Burger King Worldwide and its predecessor from November 2010 until December 2014. Prior to this role, Mr. Cil was Vice President and Regional General Manager for Wal-Mart Stores, Inc. in Florida from February 2010 to November 2010. From September 2008 to January 2010, Mr. Cil served as Vice President of Company Operations of Burger King Corporation and from September 2005 to September 2008, he served as Division Vice President, Mediterranean and NW Europe Divisions, EMEA of a subsidiary of Burger King Corporation. Mr. Cil is a director of Carrols Restaurant Group, Inc., the Company’s largest franchisee.

Elias Diaz Sesé. Mr. Diaz Sesé was appointed President, Tim Hortons on December 15, 2014. From January 2012 to December 2014, he was the president of BK AsiaPac, Pte. Ltd. located in Singapore. From August 2011 to December 2011, he was a Senior Vice President Continental Europe for Burger King Europe GmbH located in Zug, Switzerland. Between January 2011 and August 2011, Mr. Díaz Sesé served as a Vice President Franchise and Emerging Markets for Burger King Europe GmbH. From August 2008 to December 2010, he served as General Manager for Burger King’s operations in Spain and Portugal.

Jacqueline Friesner. Ms. Friesner was appointed Principal Accounting Officer and Controller of RBI on December 15, 2014. Ms. Friesner served as Vice President, Controller and Chief Accounting Officer of Burger King Worldwide and its predecessor from March 2011 until December 2014. Prior thereto, Ms. Friesner served as Senior Director, Global Accounting and Reporting of Burger King from December 2010 until March 2011 and as Director, Global and Technical Accounting from November 2008 until December 2010. From October 2002 until December 2010, Ms. Friesner served in positions of increasing responsibility with Burger King Corporation. Before joining Burger King Corporation in October 2002, Ms. Friesner was an audit manager at Pricewaterhouse Coopers in Miami, Florida.

Heitor Gonçalves. Mr. Gonçalves was appointed Chief Information and Performance Officer and Chief People Officer of RBI on December 15, 2014. Mr. Gonçalves served as Executive Vice President, Chief Information and Performance Officer of Burger King Worldwide and its predecessor from October 2010 until December 2012, assuming the additional role of Chief People Officer in April 2013. Prior to joining Burger King Worldwide, Mr. Gonçalves served in multiple strategic roles for Anheuser-Busch InBev from October 2008 to March 2010, including global M&A director and head of Western Europe logistics. From March 2010 to October 2010, Mr. Gonçalves worked as a consultant for 3G Capital based in Belgium. From November 2004 to September 2008, Mr. Gonçalves served as VP, Global Rewards at InBev. He served in positions of increasing responsibility at Brahma, a brewing company, and at its successor, AmBev, from September 1995 until October 2004.

Jill Granat. Ms. Granat was appointed General Counsel and Corporate Secretary of RBI on December 15, 2014. Ms. Granat served as Senior Vice President, General Counsel and Secretary of Burger King Worldwide and its predecessor since February 2011. Prior to her appointment, Ms. Granat was Vice President and Assistant General Counsel of Burger King Corporation from July 2009 until February 2011. Ms. Granat joined BKC in 1998 as a member of the legal department and served in positions of increasing responsibility with the company.

We have not adopted a formal policy which specifies targets regarding the representation of women in executive officer positions. While we believe that diversity—including gender diversity—is an important consideration in determining the makeup of our executive team, it is only one of a number of factors (which include merit, talent, experience, expertise, leadership capabilities, innovative thinking and strategic agility), that are considered in selecting the best candidates for executive positions. We currently have two women executive officers, Jacqueline Friesner, Principal Accounting Officer and Controller, and Jill Granat, General Counsel and Corporate Secretary, who comprise 20% of our ten executive officers (as defined under the Canadian securities laws).

IV.	COMPENSATION DISCUSSION AND ANALYSIS

Explanatory Note

As a result of the Transactions, for SEC reporting purposes, RBI became a successor issuer to BKW pursuant to Rule 12g-3(a) under the Exchange Act. Accordingly, the information in this Compensation Discussion and Analysis includes actions of the board and management of BKW prior to December 12, 2014 and reflects actions of RBI as its successor subsequent to that date.

As a result of the Transactions, each share of BKW common stock outstanding was converted into 0.99 newly issued Common Shares and 0.01 newly issued Partnership exchangeable units, unless a BKW stockholder made an election to receive consideration solely or in part in the form of Partnership exchangeable units, in which case each share of BKW common stock for which such election was made was converted into one Partnership exchangeable unit. From and after December 12, 2015, the holder of a Partnership exchangeable unit will have the right to require the Partnership to exchange all or any portion of such holder’s Partnership exchangeable units for Common Shares at a ratio of one share for each Partnership exchangeable unit, subject to RBI’s right as the general partner of the Partnership to determine to settle any such exchange for a cash payment in lieu of Common Shares. Additionally, each outstanding BKW option was converted into an option to acquire from RBI the same number of Common Shares as were subject to the underlying BKW option and on the same terms and conditions as were applicable under the award agreement issued in connection with such BKW option (including with respect to vesting and exercise price). Each outstanding restricted stock unit was converted into a restricted stock unit with respect to the same number of Common Shares from RBI as were subject to the underlying BKW restricted stock unit and on the same terms and conditions as were applicable under the award agreement issued in connection with such BKW restricted stock unit (including with respect to vesting).

General Overview

This Compensation Discussion and Analysis, or CD&A, describes our compensation philosophy, how the Compensation Committee establishes executive compensation, the objectives of our various compensation programs, how performance metrics are selected for the various components of our compensation programs and how the performance of our CEO and other named executive officers is evaluated and results in the level of compensation awarded under the various components of our compensation program. From January 1, 2014 until December 11, 2014, our named executive officers were compensated under BKW’s compensation programs. Following the Transactions, from December 12, 2014, our named executive officers were compensated under our compensation programs, which are substantially similar to those of our predecessor, BKW. In this CD&A, we describe the compensation philosophy and compensation programs of BKW, our predecessor, and the actions of the Compensation Committee of the Board of Directors of BKW (the “BKW Compensation Committee”) for the period of January 1, 2014 until December 11, 2014. From December 11, 2014 and thereafter, we describe the compensation philosophy and compensation programs of RBI, and the actions of the Compensation Committee of the Board of Directors of RBI (the “Compensation Committee”).

For 2014, our named executive officers, or “NEOs”, were the following executives:

•	Daniel Schwartz, our Chief Executive Officer or “CEO” (CEO of BKW from January 1, 2014 until December 11, 2014; CEO of RBI commencing on December 12, 2014);

•	Joshua Kobza, our Chief Financial Officer or “CFO” (CFO of BKW from January 1, 2014 until December 14, 2014; CFO of RBI commencing on December 15, 2014);

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José Cil, our President, Burger King (EVP, President, Europe, the Middle East and Africa of BKW from January 1, 2014 until December 14, 2014; our President, Burger King commencing on December 15, 2014);

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Heitor Gonçalves, our EVP, Chief Information and Performance Officer and Chief People Officer (for BKW from January 1, 2014 through December 14, 2014; and in the same capacity for RBI commencing on December 15, 2014); and

•	Elias Diaz Sesé, our President, Tim Hortons (EVP, President, Asia Pacific of BKW from January 1, 2014 until December 14, 2014; our President, Tim Hortons commencing on December 15, 2014).

Compensation Philosophy

Our compensation philosophy was and continues to be based on pay-for-performance and meritocratic principles, which incorporates our achievement of specific goals as well as achievement by employees of individual performance goals. Our compensation programs are generally designed to support our business initiatives by:

•	rewarding superior financial and operational performance;

•	placing a significant portion of compensation at risk if performance goals are not achieved;

•	aligning the interests of the NEOs with those of our stockholders; and

•	enabling us to attract, retain and motivate top talent.

In making determinations about compensation, the Compensation Committee places a great emphasis on the following factors specific to the relevant individual and his or her role:

•	performance and long-term potential; and

•	nature and scope of the individual’s responsibilities and his or her effectiveness in supporting our long-term goals.

Oversight of Executive Compensation Programs

Role of Compensation Committee

The Compensation Committee makes compensation decisions and is responsible for overseeing and awarding grants under the Restaurant Brands International Inc. 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”). The Compensation Committee is also responsible to the Board of Directors for establishing and overseeing our compensation philosophy and for overseeing and setting our executive compensation and benefits policies and programs generally, and is charged with, among other things, evaluating the performance and setting the compensation of our CEO and CEO Direct Reports, making recommendations to the Board with respect to the compensation of Board members and reviewing our management succession plan. The Compensation Committee does not benchmark to a particular industry or group of companies, but we draw information from general experience and the experience of other companies in which principals of 3G Capital Partners, Ltd. (“3G Capital”) have an ownership interest in formulating our executive compensation packages.

Role of Executives in Establishing Compensation

Our CEO makes recommendations to the Compensation Committee regarding job leveling and grading for the NEOs and other senior level employees. During 2014, our General Counsel attended all Compensation

Committee meetings, although she left the meeting during the Compensation Committee’s executive sessions. The CEO also reviews meeting materials with the Chairman of the Compensation Committee prior to scheduled meetings. Under the Compensation Committee Charter, the Compensation Committee must review the compensation and other terms of employment of the CEO and the CEO Direct Reports and approve all equity grants made to the CEO, CEO Direct Reports and any person covered by Section 16 of the Exchange Act. However, the Compensation Committee has delegated to the CEO the authority to grant equity awards to any other employees of RBI and its subsidiaries.

Consideration of Stockholder Advisory Vote

As part of its compensation setting process, the Compensation Committee also reviewed the results of the prior year’s BKW stockholder advisory vote at the BKW 2014 Annual Meeting, including the fact that 93% of the votes cast were voted in favor of BKW’s executive compensation. The Compensation Committee intends to annually review the results of the advisory vote and will be cognizant of this feedback as it completes its annual review of each pay element and the total compensation packages of our named executive officers.

Elements of Compensation and Benefit Programs

To achieve our policy goals, the Compensation Committee utilizes the following components of compensation: (1) base salary, (2) an Annual Bonus Program, (3) an Annual Bonus Swap Program and (4) discretionary equity grants that may be awarded from time to time.

Base Salary

Objectives and Considerations. We provide a base salary to recognize the skills, competencies, experience and individual performance that each NEO brings to his position. The Compensation Committee annually reviews the base salary of the CEO and each CEO Direct Report. The Compensation Committee considers various factors such as the relevant employment agreement, the executive’s performance and responsibilities, leadership and years of experience and his or her total compensation package.

2014 Actions. On January 27, 2014, the BKW Compensation Committee approved an increase in Mr. Kobza’s base salary, effective February 7, 2014, from $350,000 to $385,000, in recognition of his expanded responsibilities in the area of development.

Annual Bonus Program

Objectives and Considerations. Annual cash incentives are performance-based and designed to motivate and reward employees who contribute positively towards our business strategy and achieve their individual performance objectives. Annual cash incentives are only paid if we achieve our minimum financial goals for the calendar year.

Plan Design. In general, our employees (excluding those who are eligible to participate in other incentive-based compensation plans), including our NEOs, are eligible to receive an annual performance-based cash bonus based on (1) Business Achievement, (2) Individual Achievement, and (3) a Global Multiplier. For 2014, however, our annual performance-based cash bonuses were awarded under the 2014 Annual Bonus Program, which was originally adopted by the BKW Compensation Committee on February 18, 2014 and assumed by RBI in connection with the Transactions. Therefore, only employees of BKW and its subsidiaries were eligible to participate in the 2014 Annual Bonus Program. The 2014 Annual Bonus Program was implemented under the 2014 Omnibus Plan.

The formula for determining an eligible employee’s annual cash bonus under the 2014 Annual Bonus Program (the “Bonus Payout”) is set forth below.

Target Bonus	X	Achievement Percentage	X	Global Multiplier	=	Bonus Payout

Target Bonus: Our Compensation Committee establishes the annual target cash bonus opportunity or “target bonus” for each participating employee as a percentage of current base salary. An employee’s base salary as of September 30th is used for the bonus calculation. Target bonuses are set based on the employee’s position, his or her experience, responsibilities, and prior year’s performance, although the employment agreement for Mr. Cil establishes a minimum target bonus for his term of employment and the employment agreements for Messrs. Schwartz, Kobza and Gonçalves establish a target bonus with respect to 2015. Due to the nature of the CEO’s role and responsibilities, the CEO’s target bonus as a percentage of base salary is greater than that of the other NEOs.

For 2014, the target bonus for each NEO, expressed as a percentage of base salary, was as follows:

• Daniel Schwartz	200%
• Joshua Kobza	140%
• José Cil	150%
• Heitor Gonçalves	140%
• Elias Diaz Sesé	150%

The target bonus percentages for Messrs. Cil, Diaz Sesé and Gonçalves were set in connection with their previous roles at BKW. The target bonus percentages approved for 2014 were the same as those for 2013, except with respect to Mr. Kobza, whose target bonus percentage was increased from 120% to 140% of base salary in recognition of his expanded responsibilities in the area of development.

Achievement Percentage. An executive’s Achievement Percentage is made up of two components: (1) Business Achievement and (2) Individual Achievement, each of which is weighted 50% of the Achievement Percentage.

Business Achievement – Each year the Compensation Committee establishes (1) the financial metric which it will use for measuring the financial performance of RBI and its various divisions and (2) the threshold, target and maximum worldwide performance levels which will apply to the calculation of each participating executive’s bonus based on the scope of a participant’s role within RBI.

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For 2014, the Compensation Committee of BKW selected year-over-year organic adjusted EBITDA growth for BKW as the financial measure for Business Achievement to facilitate performance comparisons from period to period. This financial measure excludes the results of Tim Hortons for the period of December 12, 2014 through December 31, 2014, which results were included in RBI’s financial statements for the year ended December 31, 2014.

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Annually, we establish worldwide year-over-year organic adjusted EBITDA growth threshold and target performance levels and regional organic adjusted EBITDA growth threshold and target performance levels, using the prior year’s EBITDA performance as a baseline to determine achievement in the current year. For 2014, BKW was required to achieve at least 80% of the worldwide organic adjusted EBITDA growth target in order for any payments to be made under the 2014 Annual Bonus Program. Each region was required to achieve at least 80% of its organic adjusted EBITDA growth target in order for a payment with respect to that region’s target to be payable. In the U.S. and Canada, the range between the lower and upper thresholds was expanded to adjust for the fact that the U.S. and Canada is the largest contributor to global EBITDA and is more mature in terms of its growth profile relative to our other regions. The exception to the threshold qualifier is that any region which achieves 100% of its organic adjusted regional EBITDA growth target will be eligible to receive a reduced payout at 60%, even if the worldwide threshold performance level is not achieved. In addition, the maximum regional achievement range was expanded under the 2014 Annual Bonus Program from 100% to 120%, thereby increasing the Business Achievement cap for those employees having a regional component to provide an incentive for regional outperformance. Worldwide achievement is capped at 100%. We refer to our year-over-year organic adjusted EBITDA growth for BKW as “BKW EBITDA Growth Achievement.”

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Business Achievement was measured on worldwide BKW EBITDA Growth Achievement for each of Messrs. Schwartz, Kobza and Gonçalves based on their roles and worldwide scope of responsibility. For Messrs. Cil and Diaz Sesé, of the 50% allocated to Business Achievement, 20% was measured on worldwide BKW EBITDA Growth Achievement and 30% was measured on the BKW EBITDA Growth Achievement of their geographic areas of responsibility, which was the EMEA region for Mr. Cil and the APAC region for Mr. Diaz Sesé.

Individual Achievement - We measure individual achievement based on a participant’s overall achievement of his or her MBOs, or Management by Objectives, expressed as a percentage of completion (with 100% being completion of all MBOs). Management by Objectives is a process of defining objectives within an organization so that management and employees are aligned and performance can be objectively measured. The MBO process ensures focus on main initiatives and prioritizes actions to support achievement of company results.

If a participant’s Individual Achievement is less than 50%, then he or she will not receive a bonus payout for that year even if the Business Achievement target is met. At the end of each year, the Compensation Committee evaluates the CEO and reviews the individual performance evaluations that the CEO completed for each other NEO.

In 2014, each NEO had four or five MBOs with at least 10 key performance indicators, or KPIs, that were evaluated to measure performance of the relevant MBO. Each KPI was expressed as a percentage of completion (with 100% being full completion of a KPI). The KPIs included both quantitative and qualitative metrics associated with the responsibilities of each individual NEO. None of the individual qualitative or quantitative performance objectives evaluated in determining the KPIs is material to understanding how the bonus program operated, or how annual cash incentive amounts were determined, in 2014.

Global Multiplier: We have established a “minimum”, “target” and “maximum” Global Multiplier to adjust the bonus payout based upon performance against the worldwide year-over-year organic adjusted EBITDA growth targets. For 2014, the “minimum” level represents an 80% payout, the “target” level represents a 100% payout, and the “maximum” level represents a 120% payout. If actual worldwide BKW EBITDA Growth Achievement falls between the minimum level and target level, the Global Multiplier would be between 80% and 100%. Likewise, to the extent worldwide BKW EBITDA Growth Achievement falls between the target level and the maximum level, the Global Multiplier would be between 100% and 120%.

2014 Annual Bonus Program Thresholds and Adjustments

Once the Compensation Committee has evaluated (i) the Business Achievement of BKW worldwide and at each regional level and (ii) the Individual Achievement of the CEO and each CEO Direct Report, bonus payouts are still subject to the following restrictions:

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Free Cash Flow Haircut: If we do not achieve the minimum free cash flow target that we established for 2014, then the bonus payout for all participants would be reduced by 30%. For 2014, we exceeded the 2014 free cash flow target.

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ZBB Qualifier: If the 2014 budget that we established for a function head or region is exceeded, then no participant within that function or region, as applicable, would receive a bonus payout for 2014. During 2014, none of the regions or function heads exceeded their respective budgets.

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Restaurant Requirement: For 2014, each participant at the level of manager and above was required to work in a Burger King restaurant for three days during the year in order to receive a bonus payout for that year.

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Adjustment Factor: The CEO may adjust the bonus payout for any employee (other than the CEO) up or down based on a qualitative evaluation of our performance and the individual executive’s performance, subject to final approval of any such adjustment and the amount of the overall bonus payout by the Compensation Committee. In prior years, the adjustment factor was capped at 15%. However, on January 29, 2015, the Compensation Committee granted the CEO authority to adjust the overall bonus payout for executives (other than the CEO) under the 2014 Annual Bonus Program by a maximum of 20%.

•	Specific Job Qualifiers. For certain participants, including certain NEOs, the failure to achieve a specific job-related KPI may result in the forfeiture or reduction of that participant’s bonus.

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Continued Employment. Under the 2014 Annual Bonus Program, a participant must be employed by RBI prior to October 1st and on the bonus payment date to be entitled to any incentive compensation under the 2014 Annual Bonus Program, unless otherwise prescribed by law. However, employees terminated after September 30th are eligible for a prorated bonus payout. If Individual Achievement is not evaluated, all terminated employees are assessed at 75% of their Individual Achievement or the average Individual Achievement score for their department, whichever is less. These bonuses will be paid when, and to the extent, that bonuses are paid to other employees.

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Changes in Position. A participant that changes position between April 1st and September 30th to one with a different target bonus percentage will receive a prorated bonus based on the number of months in each such position.

Limit on 2014 Annual Bonus Program Payouts

In January 2014, the BKW Compensation Committee established an umbrella plan for certain “covered employees” of BKW, RBI’s predecessor, as defined in Section 162(m) of the Code to comply with the requirements of Section 162(m). The maximum bonus opportunity for 2014 was the lesser of $10 million or 5% of RBI’s 2014 EBITDA for Mr. Schwartz and 4% of 2014 EBITDA for the other NEOs. Since RBI’s 2014 EBITDA was approximately $255 million, the maximum bonus opportunity for each NEO was $10 million. The umbrella plan serves only to provide a ceiling on the maximum bonus payout that any NEO may receive, and the actual bonus paid to each NEO was determined pursuant to the 2014 Annual Bonus Program described above.

2014 Performance. For 2014, the Compensation Committee decided that our organic adjusted EBITDA growth performance levels for BKW would be calibrated based on year-over-year organic growth by adjusting the currency exchange rates to bring actual results back to forecasted rates. Business Achievement was determined based on a comparison of budgeted organic adjusted EBITDA growth for BKW and actual organic adjusted EBITDA growth for BKW. Our minimum performance, target performance and, if applicable, maximum performance levels under the 2014 Bonus Program were based on our budget and business plan approved by the Board of Directors of BKW for 2014, and these performance levels as well as the actual BKW EBITDA Growth Achievement, were as follows:

2014 BKW EBITDA Growth Performance Levels

	BKW EBITDA Growth
Region	Threshold	Target	Maximum	BKW EBITDA Growth Achievement	% of Target Growth
EMEA	19%	24%	28%	24%	100%
APAC	17%	22%	26%	17%	80%
Worldwide	8%	10%	10%	11%	100%
Global Multiplier	8%	10%	12%	11%	110%

For 2014, our Global Multiplier was 110% based on our worldwide BKW EBITDA Growth Achievement. The Individual Achievement Percentage for the NEOs for 2014 was 90.2%, 80.0%, 82.5%, 80.8% and 92.7% for Messrs. Schwartz, Kobza, Cil, Diaz Sesé and Gonçalves, respectively. Upon evaluation of our strong worldwide and regional BKW EBITDA Growth Achievement and the Individual Achievement of

Messrs. Kobza, Cil, Diaz Sesé and Gonçalves, our CEO approved an upward adjustment to the bonus payout of these executives by the following percentages: Mr. Kobza, 20.0%; Mr. Cil, 1.0%; Mr. Diaz Sesé, 4.0%; and Mr. Gonçalves, 4.9%. In recognition of our strong worldwide BKW EBITDA Growth Achievement, the Compensation Committee approved an upward adjustment to the bonus payout for Mr. Schwartz of 19.5%. Additionally, in recognition of the extraordinary efforts made by our CFO in managing the Transactions to a successful conclusion, the Compensation Committee approved an additional upward adjustment to the bonus payout for Mr. Kobza of 20.6%. The Compensation Committee approved these adjustments on January 29, 2015.

On January 29, 2015, the Compensation Committee certified that, based on RBI’s EBITDA for 2014, the maximum bonus payout for each NEO for 2014 was $10 million. The Compensation Committee then exercised negative discretion to pay a lesser amount to each NEO consistent with the 2014 Annual Bonus Program. The actual bonus amounts are set forth in the 2014 Summary Compensation Table in this proxy statement. As discussed below, all of the NEOs who were eligible to participate elected to use a portion of their cash bonus to purchase Common Shares of RBI in the 2014 Bonus Swap Program, which, we believe, demonstrates our NEOs’ alignment with our stockholders and their confidence in our long-term success.

Annual Bonus Swap Program

Objectives and Considerations. As part of its commitment to partnering with its executives, BKW, our predecessor, historically provided employees at the level of director and above the ability to invest a portion of the cash bonus from the Annual Bonus Program into shares of common stock of BKW and leverage that investment through the issuance of matching stock options. On January 29, 2015, the Compensation Committee approved RBI’s 2014 Bonus Swap Program on substantially the same terms as the BKW 2013 Bonus Swap Program. The 2014 Bonus Swap Program was implemented under the 2014 Omnibus Plan.

2014 Bonus Swap Program. Under 2014 Bonus Swap Program, employees of BKW and its subsidiaries at the level of director and above were offered an opportunity to use either 25% or 50% (the “Swap Election Percentage”) of their calculated net bonus for 2014 (after deducting an amount based on a theoretical tax determined based on the employee’s country of residence) to purchase Common Shares of RBI (we refer to these purchased shares as “Investment Shares”). The number of Investment Shares purchased is calculated as the product of the calculated net bonus and the Swap Election Percentage, divided by the last sales price on the NYSE on the date prior to the bonus payment date or date of purchase.

Employees who elected to purchase Investment Shares also received stock options, called Bonus Matching Options, based on the percentage of their bonus converted to Investment Shares and their level within the organization. The Bonus Matching Options were calculated by (1) multiplying an employee’s gross bonus by the Swap Election Percentage, (2) multiplying this amount by two if the employee is at the level of EVP and above, and (3) dividing the total by the exercise price per share of the Bonus Matching Options, which is equal to the last sales price on the NYSE on the date prior to the date of grant. In the case of Mr. Diaz Sesé, his gross bonus was converted to U.S. dollars based on the exchange rate published in Bloomberg on March 6, 2014 in accordance with the terms of the 2014 Bonus Swap Program. Employees who elected to use 50% of their calculated net bonus to purchase Investment Shares also received additional stock options, called Additional Bonus Matching Options, in the same number as the Bonus Matching Options. Both the date of purchase of the Investment Shares and the grant date for the Bonus Matching Options and Additional Bonus Matching Options, if applicable, are the same as the payment date of the 2014 Annual Bonus Program. The Bonus Matching Options are subject to proportionate forfeiture if an employee sells the related Investment Shares prior to the vesting date, and the Additional Bonus Matching Options are subject to 100% forfeiture if an employee sells any Investment Shares prior to the vesting date.

Each of our participating NEOs elected to invest 50% of their calculated net bonus under the 2014 Annual Bonus Program into Investment Shares. The purchase price of the Investment Shares and the exercise price of the Bonus Matching Options and Additional Bonus Matching Options issued was $42.26 per share, which was the last sales price reported on the NYSE on March 5, 2015. The Bonus Matching Options and the Additional Bonus Matching Options will cliff vest on December 31, 2019. On January 29, 2015, the Compensation Committee approved the grants of Bonus Matching Options and Additional Bonus Matching Options to the participants in the 2014 Bonus Swap Program.

The following table sets forth, for each NEO, the portion of his bonus used to purchase Investment Shares (the “Conversion Amount”), the number of Investment Shares purchased and the number of Bonus Matching Options and Additional Bonus Matching Options granted to such NEO:

NEO	CONVERSION AMOUNT ($)	NUMBER OF INVESTMENT SHARES (#)	2014 BONUS MATCHING OPTIONS (#)	2014 ADDITIONAL BONUS MATCHING OPTIONS (#)
Daniel Schwartz	524,996	12,423	41,410	41,410
Joshua Kobza	224,992	5,324	17,747	17,747
José Cil	227,993	5,395	17,984	17,983
Elias Diaz Sesé	218,104	5,161	12,905	12,904
Heitor Gonçalves	205,468	4,862	16,209	16,209

The Bonus Matching Options and Additional Bonus Matching Options will be reported in the 2015 Summary Compensation Table and 2015 Grants of Plan-Based Awards Table.

2013 Bonus Swap Program. On March 7, 2014, pursuant to the 2013 Bonus Swap Program (which had similar terms and conditions as the 2014 Bonus Swap Program), BKW granted Bonus Matching Options and Additional Bonus Matching Options to purchase shares of common stock of BKW at an exercise price of $27.28 per share to our named executive officers. As a result of the Transactions, the Bonus Matching Options and Additional Bonus Matching Options were converted into options to purchase from RBI the same number of Common Shares on the same terms and conditions set forth in the award agreements for the underlying BKW options, including with respect to vesting and exercise price. Messrs. Schwartz, Kobza, Cil, Diaz Sesé and Gonçalves each elected to invest 50% of their calculated net bonus into Investment Shares. Each NEO’s Bonus Matching Options and Additional Bonus Matching Options were calculated as set forth under “2014 Bonus Swap Program” above. The Bonus Matching Options and Additional Bonus Matching Options will cliff vest on December 31, 2018. The amounts set forth below reflect the Bonus Matching Options and Additional Bonus Matching Options issued:

NEO	2013 BONUS MATCHING OPTIONS (#)	2013 ADDITIONAL BONUS MATCHING OPTIONS (#)
Daniel Schwartz	47,654	47,653
Joshua Kobza	16,496	16,495
José Cil	29,326	29,325
Elias Diaz Sesé	21,282	21,281
Heitor Gonçalves	20,894	20,894

Additional information regarding these stock options is provided in the 2014 Grant of Plan Based Awards Table and the 2014 Outstanding Equity Awards at Fiscal Year-End Table.

2014 Actions. On January 27, 2014, the BKW Compensation Committee approved an increase in the target bonus percentage for Mr. Kobza from 120% to 140% of his base salary, in recognition of his expanded responsibilities in the area of development.

Discretionary Equity Grants

We believe that the use of equity compensation supports the objectives of encouraging stock ownership and aligns the interests of the NEOs with those of our stockholders. However, we do not make annual equity grants. Rather, equity grants to the CEO, CEO Direct Reports and persons covered by Section 16 of the Exchange Act are made at the discretion of the Compensation Committee, and equity grants for all other employees are made at the CEO’s discretion.

2013 Actions. On January 27, 2014, the BKW Compensation Committee approved discretionary awards of 400,000 stock options, 300,000 stock options, 180,000 stock options, 180,000 stock options and 80,000 stock options, to Messrs. Schwartz, Kobza, Cil, Diaz Sesé and Gonçalves, respectively, for exemplary performance. The options, which were granted on March 7, 2014, have an exercise price of $27.28 and will cliff vest on March 7, 2019. As a result of the Transactions, these options were converted into options to purchase from RBI the same number of Common Shares on the same terms and conditions set forth in the award agreements for the underlying BKW options, including with respect to vesting and exercise price. Additional information regarding these stock options is provided in the 2014 Grant of Plan Based Awards Table and the 2014 Outstanding Equity Awards at Fiscal Year-End Table.

Benefits and Perquisites

In addition to base salary, annual cash bonuses and long-term equity incentives, we provided and continue to provide (except as set forth below) the following executive benefit programs to our NEOs and other BKW executives:

BKW Executive Life Insurance Program

The Executive Life Insurance Program provides life insurance coverage which is paid by us and allows our U.S. executives to purchase additional life insurance coverage at their own expense. Coverage for our NEOs, which is paid by us, is limited to the lesser of $1.3 million or 2.75 times base salary.

BKW Executive Health Plan

Messrs. Cil and Diaz Sesé received medical and dental coverage through Cigna International. We pay the premiums for this insurance coverage, which pays 100% of most of the medical and dental expenses of Messrs. Cil and Diaz Sesé and those of their eligible dependents. We also pay for premiums for annual comprehensive physical exams for BKW employees at the level of vice president and above. Further details are provided in the 2014 All Other Compensation Table.

Certain Other Benefits

BKW also maintains a comprehensive benefits program consisting of retirement income and health and welfare plans, which are available to the NEOs on the same basis as all other full-time employees. The objective of the program is to provide full-time employees of BKW and its subsidiaries with reasonable and competitive levels of financial support in the event of retirement, death, disability or illness, which may interrupt the eligible employee’s employment or income received as an active employee. BKW’s health and welfare plans consist of life, disability and health insurance benefit plans that are available to all eligible full-time employees. BKW also provides a 401(k) plan that is available to all eligible full-time U.S. employees. The 401(k) plan includes a matching feature of up to 4% of the employee’s base salary, subject to IRS limits.

Employment Agreements

Employment Agreements with Messrs. Schwartz, Kobza and Gonçalves

RBI and two of its subsidiaries, Burger King Corporation (“BKC”) and The TDL Group Corp. (“TDL”), have employment agreements in place with each of Messrs. Schwartz, Kobza and Gonçalves due to the fact that these executives will be allocating their working hours among RBI and the subsidiaries. Each such company will be responsible for paying that portion of the executive’s salary based on the percentage of the executive’s working hours allocated to such company, but the total amount of base compensation to be paid to each of Messrs. Schwartz, Kobza and Gonçalves by all such companies is $800,000, $500,000 and $500,000, respectively. Each executive is eligible to participate in the annual bonus program incentive plan maintained by RBI, in its sole discretion. For 2015, the target bonus for Messrs. Schwartz, Kobza and Gonçalves (as a percentage of base salary) is 200%, 150% and 150%, respectively. The bonus will be paid to the executives by the respective companies based on the same allocation applied to base compensation. Each of the executives will be tax equalized to the U.S. to help ensure that the executive does not gain or lose financially due to the different tax and social security implications or consequences of the executive’s employment with the three companies. Either the company or the executive may terminate the employment relationship at any time. If a company terminates the employment of an executive under its respective employment agreement without cause or due to the executive’s death or disability, the provisions of RBI’s policies relating to termination of employment applicable to employees at the executive’s grade level as in effect at the time of termination, including, if applicable, RBI’s severance policy, or provincial employment standards legislation, if such legislation provides for greater severance benefits, will apply. This severance will be paid to the executives by the respective companies based on the same allocation applied to base compensation. If an executive is terminated by one company, the executive will resign from the positions that he holds with the other companies.

Employment Agreement with Mr. Cil

We have an employment agreement in place with José Cil, our former EVP, President of EMEA, BKW and our current President, Burger King. Our employment agreement with Mr. Cil will automatically extend for one-year periods on each December 31st and will continue to be so extended unless we provide notice of non-renewal at least 90 days prior to the expiration of the relevant period. He currently receives an annual base salary of $600,000. Mr. Cil is eligible to receive a performance-based annual cash bonus with a target payment equal to 180% of annual base salary if we achieve the target performance goals set by the Compensation Committee and he achieves his individual management business objectives for a particular fiscal year in accordance with the terms of our annual bonus program.

If we terminate the employment of Mr. Cil without cause or if he terminates his employment with good reason (as defined in the agreement), he will be entitled to receive a severance amount which is equal to two times the sum of his current base salary and target bonus for the year that includes the termination date, subject to Code Section 409A limitations on timing of payments and the execution of a separation agreement and general release. He is also entitled to continued coverage under our medical, dental and life insurance plans for him and his eligible dependents for two years.

If Mr. Cil’s employment terminates due to his death or disability (as defined in the employment agreement), we will pay him (or, in the event of his death, to his estate), his pro rata bonus through the termination date to the extent and when we pay the bonus for that year.

Non-Competition and Confidentiality

Each of the NEOs other than Mr. Diaz Sesé has agreed in his employment agreement (i) not to compete with us during the term of his employment and for one year after the termination of employment, (ii) not to solicit our employees or franchisees during the term of his employment and for one year after termination, and (iii) to maintain the confidentiality of our information. If the executive breaches any of these covenants, we will cease providing any severance (if applicable) or other benefits to him.

Tax Considerations

Section 162(m) of the Code generally limits the tax deductibility of annual compensation paid by a publicly-held company to $1,000,000 per covered individual employee per year. The Compensation Committee has principally utilized performance-based compensation programs, including the Annual Bonus Program that meet the deductibility requirements under Section 162(m). However, the Compensation Committee also realizes that in order to attract and retain individuals with superior talent, we may decide to pay compensation that is not deductible under Section 162(m).

Actions Regarding 2015 Compensation

Changes in Base Salaries and Target Bonuses. On January 29, 2015, the Compensation Committee approved an increase in the base salaries and target bonus percentages of the following named executive officers in recognition of their expanded roles and responsibilities after the Transactions: the new base salaries of Messrs. Schwartz, Kobza, Cil, Diaz Sesé and Gonçalves are: $800,000, $500,000, $600,000, $600,000 and $500,000, respectively, and the new target bonus percentages of Messrs. Kobza, Cil, Diaz Sesé and Gonçalves are: 150%, 180%, 180% and 150% of base salary, respectively. Mr. Schwartz’s target bonus percentage remains unchanged.

Adoption of 2014 Omnibus Plan. On December 11, 2014, BKW, as the sole shareholder of RBI prior to the Transactions, adopted the 2014 Omnibus Plan and reserved 15,000,000 Common Shares for issuance under the plan. On January 30, 2015, our Board of Directors unanimously ratified the adoption of the 2014 Omnibus Plan. On April 7, 2015, the Board approved an amendment to the 2014 Omnibus Plan to permit the Compensation Committee to grant equity interests in any entity with respect to which RBI holds, directly or indirectly, a controlling interest, whether such entity is a corporation, partnership or other entity. The approval and adoption of the 2014 Omnibus Plan, as amended, is subject to approval and ratification by shareholders of RBI at the Meeting.

Discretionary Grants. On January 29, 2015, the Compensation Committee approved discretionary awards of 333,333 stock options, 300,000 stock options, 166,667 stock options, 166,667 stock options and 100,000 stock options to Messrs. Schwartz, Kobza, Cil, Diaz Sesé and Gonçalves, respectively, for exemplary performance. The options, which were granted on March 6, 2015, have an exercise price of $42.26 and will cliff vest on March 6, 2020.

2015 Bonus Program. On December 9, 2014, the Board of Directors of BKW, as the sole shareholder of RBI, approved the minimum, target and maximum performance measures for the 2015 Annual Bonus Plan and approved organic adjusted EBITDA growth as the measure for Business Achievement. For 2015, RBI must achieve at least 80% of the worldwide organic adjusted EBITDA growth target in order for any payments to be made under the 2015 Annual Bonus Program. For each participant, the “minimum” level represents an 80% payout, the “target” level represents a 100% payout and the “maximum” level represents a 120% payout, and a global multiplier will be applied to calculate the bonus for all participants. The Board of Directors of RBI ratified these decisions on January 30, 2015. On January 29, 2015, the Compensation Committee approved the 2015 Annual Bonus Program on substantially the same terms as the 2014 Annual Bonus Program, except as set forth above.

Adoption of Umbrella Plan. On January 29, 2015, the Compensation Committee approved an umbrella plan which establishes a maximum amount the NEOs and other persons covered by Section 16(b) of the Exchange Act are eligible to receive as a cash incentive payment under the 2015 Annual Bonus Program for purposes of complying with Section 162(m) of the Code. The maximum bonus opportunity for 2015 is the lesser of $10 million or 5% of BKW’s EBITDA for Mr. Schwartz and 4% of EBITDA for the CEO Direct Reports and certain other senior executives, provided that EBITDA for 2015 is at least $500 million. The minimum, threshold and maximum performance targets approved by the Board on January 30, 2015 in connection with the 2015 Annual Bonus Program will serve as a guideline to the Compensation Committee in exercising its negative discretion for determining the actual amount of each executive’s cash incentive payment for 2015, if any.

2015 Bonus Swap Program. On January 29, 2015, the Compensation Committee approved the 2015 Bonus Swap Program for employees of BKC and its subsidiaries at the level of director and above and for employees of TDL and its subsidiaries at the level of vice president and above. Under the 2015 Bonus Swap Program, RBI will provide eligible employees with an opportunity to invest 25% or 50% of their calculated net bonus into equity of RBI and to receive matching restricted stock units (“Matching RSUs”). For an employee at the level of EVP and above, the number of Matching RSUs will be determined by multiplying the employee’s gross bonus by 25% or 50%, depending on the percentage of the calculated net bonus that the employee elects to convert. Employees at the level of EVP and above who elect to use 50% of their calculated net bonus to purchase shares will also receive additional Matching RSUs (“Additional Matching RSUs”) in the same number as the Matching RSUs. Due to the nature of RSUs and the fact that, unlike options, the holder will not be required to make a cash outlay for the shares, the maximum number of RSUs issuable to these executives is 50% of the maximum number of options issuable under the 2014 Bonus Swap Program. The Matching RSUs and Additional Matching RSUs will cliff vest on December 31, 2020. If an employee is terminated for any reason (except for death or disability) on or before December 31, 2017, the employee will forfeit all of the Matching RSUs and Additional Matching RSUs. If an employee is terminated without cause after December 31, 2017, the employee will become vested in the number of Matching RSUs and Additional Matching RSUs as if such RSUs vested 20% on each of December 31, 2016, December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020. The Matching RSUs will be subject to proportionate forfeiture if an employee sells the related shares prior to the vesting date, and the Additional Matching RSUs will be subject to 100% forfeiture if an employee sells any shares prior to the vesting date. In addition, participants at the 50% level who sell below the 25% level (i.e., more than half of the shares purchased) prior to the vesting date will forfeit all of their Matching RSUs and Additional Matching RSUs.

Relocation Bonuses. On March 4, 2015, the Compensation Committee approved the payment of a bonus of $250,000 to be paid to each of Messrs. Cil, Diaz Sesé and Gonçalves. In the case of Messrs. Cil and Diaz Sesé, the bonus was to facilitate the anticipated relocation of Mr. Cil from Switzerland to the U.S. and Mr. Diaz Sesé from Singapore to Canada. In the case of Mr. Gonçalves, the bonus was to assist with the costs associated with his incremental living expenses in Canada relating to his new job responsibilities there. The bonus was paid to Messrs. Cil and Diaz Sesé in December 2014 and to Mr. Gonçalves in March 2015.

Employment Agreements. In February 2015, each of RBI and two of its subsidiaries, Burger King Corporation and The TDL Group Corp., entered into employment agreements with Messrs. Schwartz, Kobza and Gonçalves. A description of these employment agreements is set forth under “Employment Agreements” in this CD&A.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussions with management, we have approved the inclusion of the Compensation Discussion & Analysis in this proxy statement.

COMPENSATION COMMITTEE

Alexandre Behring, Chairman

Paul Fribourg

Carlos Alberto Sicupira

April 9, 2015

V. EXECUTIVE COMPENSATION

The following tables provide information on the compensation of the NEOs for our 2014 fiscal year. Our NEOs include our CEO, our CFO and our three other most highly compensated officers who were serving as executive officers at the end of 2014.

2014 Summary Compensation Table

Named Executive Officer(1)	Year	Salary ($)		Bonus ($)		Option Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($)(6)		All Other Compensation ($)(7)		Total ($)
Daniel Schwartz Chief Executive Officer	2014	700,000		—		3,551,351	1,750,000		11,208		6,012,559
	2013	600,000		—		2,858,587	1,300,000		12,200		4,770,787
	2012	488,462		—		2,715,982	850,000		36,924		4,091,368

Joshua Kobza Chief Financial Officer	2014	379,615		109,668	(3)	2,387,545	640,332		2,197		3,519,357
	2013	294,615		—		1,050,058	450,000		1,038		1,795,711

José Cil	2014	500,000		—		1,711,127	760,000		904,231		3,875,358
President, Burger King	2013	500,000		—		982,236	800,000		554,664		2,836,900
	2012	500,000		—		1,777,617	690,000		591,238		3,558,855

Elias Diaz Sesé President, Tim Hortons	2014	391,278	(2)	—		1,595,777	566,778	(2)	285,583	(2)	2,839,416

Heitor Gonçalves Chief Information & Performance Officer and Chief People Officer	2014	440,000		—		873,220	685,000		12,179		2,010,399
	2013	433,846		—		680,611	570,000		12,200		1,696,657

(1)	Mr. Schwartz was Chief Executive Officer of BKW until December 11, 2014 and of RBI effective December 12, 2014. Mr. Kobza was Chief Financial Officer of BKW until December 14, 2014 and of RBI effective December 15, 2014. Mr. Cil was President, EMEA of BKW until December 14, 2014 and President, Burger King of RBI effective December 15, 2014. Mr. Diaz Sesé was President, APAC of BKW until December 14, 2014 and President, Tim Hortons of RBI effective December 15, 2014. Mr. Gonçalves was Chief Information & Performance Officer and Chief People Officer of BKW until December 14, 2014 and of RBI effective December 15, 2014.
(2)	Mr. Diaz Sesé was appointed President, Tim Hortons on December 15, 2014. From January 2012 to December 2014, he was the President of BK AsiaPac, Pte. Ltd. located in Singapore. Amounts paid to Mr. Diaz Sesé in Singapore dollars were converted to U.S. dollars based on the exchange rate published in Bloomberg on December 31, 2014, as follows: 1 U.S. dollar = 0.754430 Singapore dollars.
(3)	The Compensation Committee approved a total bonus payout under the 2014 Annual Bonus Program for Mr. Kobza of $750,000, which represents a 20% upward adjustment made by the CEO under the 2014 Annual Bonus Program and an additional 20.6% upward adjustment approved by the Compensation Committee, as described in the CD&A section. The amount in this column represents the upward adjustment approved by the Compensation Committee.
(4)	All BKW option awards granted prior to the closing of the Transactions were converted into options to purchase the same number of Common Shares from RBI on the same terms and conditions set forth in the award agreements for the underlying BKW options, including with respect to vesting and exercise price.
(5)	Amounts shown in this column include the aggregate grant date fair value of (i) Bonus Matching Options and Additional Bonus Matching Options granted in 2014 and Bonus Matching Options granted in 2013 under the Bonus Swap Program and (ii) discretionary option awards granted to the NEOs in the respective year. Our named executive officers have not actually received this compensation nor do these amounts reflect the actual value that will be recognized by the named executive officer. Instead the amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding the option awards, refer to Note 18 to our audited consolidated financial statements for the year ended December 31, 2014, which are included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

(6)	The amounts reported in this column reflect compensation earned for 2014 performance under our Annual Bonus Program. We make payments under this program in the first quarter of the fiscal year following the fiscal year in which the bonus was earned after finalization of our audited financial statements. As discussed above under “Compensation Discussion and Analysis—Bonus Swap Program”, in 2014 each of our NEOs elected to forego 50% of their calculated net non-equity incentive compensation (the maximum permitted pursuant to the program) to purchase shares of BKW common stock. As a result of the Transactions, each share of BKW common stock outstanding was converted into 0.99 newly issued Common Shares and 0.01 newly issued Partnership exchangeable units, unless an NEO made an election to receive consideration solely or in part in the form of Partnership exchangeable units, in which case each share of BKW common stock for which such election was made was converted into one Partnership exchangeable unit. The amounts of 2014 non-equity incentive compensation foregone and used to purchase Common Shares in March 2015 were as follows: Mr. Schwartz - $524,996; Mr. Kobza - $224,992; Mr. Cil - $227,993; Mr. Diaz Sesé - $218,104; and Mr. Gonçalves - $205,468. The amounts of 2013 non-equity incentive compensation foregone and used to purchase shares of BKW common stock in March 2014 were as follows: Mr. Schwartz - $389,995; Mr. Kobza - $134,981; Mr. Cil - $279,975; and Mr. Gonçalves - $170,991.
(7)	Details of the amounts set forth in this column related to 2014 are included in the All Other Compensation Table below.

2014 All Other Compensation Table

The following table contains a breakdown of the compensation and benefits included under All Other Compensation in the Summary Compensation Table above for 2014.

Named Executive Officer	Year	Company Contribution to Retirement and 401(k) Plans	Expatriate Benefits(1)	Relocation(2)	Other(3)	Totals

Daniel Schwartz	2014	$10,200	$0	$0	$1,008	$11,208

Joshua Kobza	2014	$1,615	$0	$0	$582	$2,197

José Cil	2014	$10,200	$642,440	$250,000	$1,591	$904,231

Elias Diaz Sesé	2014	$0	$0	$247,409	$38,174	$285,583

Heitor Gonçalves	2014	$10,077	$0	$0	$2,102	$12,179

(1)	This column represents expatriate benefits received by Mr. Cil during 2014 in connection with his temporary assignment from the U.S. to Switzerland. Total expatriate benefits for Mr. Cil included (i) an allowance of $60,000; (ii) $560,938 estimated Swiss individual income taxes, plus tax gross-up of $13,428; (iii) $7,574 Swiss health insurance; and (iv) $500 in imputed tax preparation fees.
(2)	These amounts represent payments received by Messrs. Cil and Diaz Sesé on December 31, 2014 and December 26, 2014, respectively, to facilitate their anticipated relocation to the U.S. and Canada from Switzerland and Singapore, respectively. The Compensation Committee ratified these payments on March 6, 2015. The amount paid to Mr. Diaz Sesé was paid in Singapore dollars and converted to U.S. dollars based on the exchange rate described in Footnote 2 of the 2014 Summary Compensation Table. On December 26, 2014, the date the payment was made, the U.S. dollar equivalent amount was $250,000.
(3)	Mr. Diaz Sesé received a $38,174 contribution toward the cost of his children’s school. Also includes the cost of premiums for the Executive Life Insurance Program for each executive except Mr. Dias Sesé.

2014 Grants of Plan-Based Awards Table

The following table provides information about cash (non-equity) and equity compensation awarded to our named executive officers in 2014 including: (1) the range of possible cash payouts under our 2014 Annual Bonus Program, (2) the grant date of equity awards; (3) the number and exercise price of stock option grants (including Bonus Matching Options and Additional Bonus Matching Options awarded by BKW in March 2014 in connection with the 2013 Annual Bonus Program and discretionary options awarded by BKW during 2014); and (4) the grant date fair value of the stock option grants calculated in accordance with FASB ASC Topic 718. The Bonus Matching Options and Additional Bonus Matching Options are discussed in greater detail in the CD&A above. As a result of the Transactions, the Bonus Matching Options and Additional Bonus Matching Options described below were converted into options to purchase the same number of Common Shares from RBI on the same terms and conditions set forth in the award agreements for the underlying BKW options, including with respect to vesting and exercise price.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Named Executive Officer	Threshold $(1)	Target $(1)	Maximum $(1)	Grant Date	Approval Date
Daniel Schwartz	$728,000	$1,400,000	$1,680,000	3/7/2014	1/27/2014	47,654	$27.28	$341,679
				3/7/2014	1/27/2014	47,653	$27.28	$341,672
				3/7/2014	1/27/2014	400,000	$27.28	$2,868,000

Joshua Kobza (2)	$280,280	$539,000	$646,800	3/7/2014	1/27/2014	16,496	$27.28	$118,276
				3/7/2014	1/27/2014	16,495	$27.28	$118,269
				3/7/2014	1/27/2014	300,000	$27.28	$2,151,000

José Cil	$390,000	$750,000	$954,000	3/7/2014	1/27/2014	29,326	$27.28	$210,267
				3/7/2014	1/27/2014	29,325	$27.28	$210,260
				3/7/2014	1/27/2014	180,000	$27.28	$1,290,600

Elias Diaz Sesé	$305,197	$586,916	$746,558	3/7/2014	1/27/2014	21,282	$27.28	$152,592
				3/7/2014	1/27/2014	21,281	$27.28	$152,585
				3/7/2014	1/27/2014	180,000	$27.28	$1,290,600

Heitor Goncalves	$320,320	$616,000	$739,200	3/7/2014	1/27/2014	20,894	$27.28	$149,810
				3/7/2014	1/27/2014	20,894	$27.28	$149,810
				3/7/2014	1/27/2014	80,000	$27.28	$573,600

(1)	Threshold amounts reflect amounts payable under our 2014 Annual Bonus Plan assuming that the Business Achievement was 80%, Individual Achievement was 50% and Global Multiplier was 80%. Target amounts assume that the Business Achievement was 100%, Individual Achievement was 100% and Global Multiplier was 100%. Maximum amounts assume that the Business Achievement was 100%, Individual Achievement was 100% and Global Multiplier was 120%, except in the case of Messrs. Cil and Diaz Sesé. In the case of Messrs. Cil and Diaz Sesé, we assumed that 20% of their Business Achievement was at 100% and 30% of their Business Achievement was at 120%. Amounts do not take into consideration the percentage that the bonus could be negatively adjusted under the Free Cash Flow Haircut (up to 30%) or the impact of CEO or Compensation Committee discretion. A full discussion of our 2014 Annual Bonus Plan is included in the CD&A section above.
(2)	Threshold, Target, and Maximum amounts for Mr. Kobza reflected a base salary of $385,000 for the full year, even though his base salary increase did not go into effect until February 7, 2014.

2014 Outstanding Equity Awards at Fiscal Year-End Table

	Grant Date		Option Awards(1)
Named Executive Officer			Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Daniel Schwartz	02/03/11	(2)	0	848,420	$3.54	02/02/21
	02/21/12	(3)	0	211,658	$3.54	02/20/22
	03/01/12	(4)	0	503,074	$3.97	02/28/22
	03/01/13	(5)	0	46,575	$18.25	02/28/23
	03/01/13	(6)	0	500,000	$18.25	02/28/23
	03/07/14	(7)	0	47,654	$27.28	03/06/24
	03/07/14	(7)	0	47,653	$27.28	03/06/24
	03/07/14	(8)	0	400,000	$27.28	03/06/24

Joshua Kobza	03/01/13	(5)	0	776	$18.25	02/28/23
	03/01/13	(6)	0	200,000	$18.25	02/28/23
	03/07/14	(7)	0	16,496	$27.28	03/06/24
	03/07/14	(7)	0	16,495	$27.28	03/06/24
	03/07/14	(8)	0	300,000	$27.28	03/06/24

José Cil	02/03/11	(2)	0	678,735	$3.54	02/02/21
	02/21/12	(3)	0	253,988	$3.54	02/20/22
	03/01/12	(4)	0	213,806	$3.97	02/28/22
	03/01/13	(5)	0	37,808	$18.25	02/28/23
	03/01/13	(6)	0	150,000	$18.25	02/28/23
	03/07/14	(7)	0	29,326	$27.28	03/06/24
	03/07/14	(7)	0	29,325	$27.28	03/06/24
	03/07/14	(8)	0	180,000	$27.28	03/06/24

Elias Diaz Sesé	02/03/11	(2)	0	106,050	$3.54	02/02/21
	08/01/11	(2)	0	42,420	$3.54	07/31/21
	02/21/12	(3)	0	68,214	$3.54	02/20/22
	03/01/12	(4)	0	452,765	$3.97	02/28/22
	03/01/13	(5)	0	32,401	$18.25	02/28/23
	03/01/13	(6)	0	250,000	$18.25	02/28/23
	03/07/14	(7)	0	21,282	$27.28	03/06/24
	03/07/14	(7)	0	21,281	$27.28	03/06/24
	03/07/14	(8)	0	180,000	$27.28	03/06/24

Heitor Goncalves	02/03/11	(2)	0	530,260	$3.54	02/02/21
	02/21/12	(3)	0	177,791	$3.54	02/20/22
	03/01/13	(5)	0	30,136	$18.25	02/28/22
	03/01/13	(6)	0	100,000	$18.25	02/28/23
	03/07/14	(7)	0	20,894	$27.28	03/06/24
	03/07/14	(7)	0	20,894	$27.28	03/06/24
	03/07/14	(8)	0	80,000	$27.28	03/06/24

(1)	As a result of the Transactions, all of the BKW stock options described on this table were converted into options to purchase the same number of Common Shares from RBI on the same terms and conditions set forth in the award agreements for the underlying BKW options, including with respect to vesting and exercise price.
(2)	These stock options cliff vest on October 19, 2015.

(3)	Reflects Bonus Matching Options issued in connection with the 2011 Bonus Swap Program. These stock options cliff vest on December 31, 2016 and are subject to proportionate forfeiture if the Investment Shares in connection with which they were issued are sold.
(4)	Reflects discretionary stock options granted to the executive. These stock options cliff vest on March 1, 2017.
(5)	Reflects Bonus Matching Options issued in connection with the 2012 Bonus Swap Program. These stock options cliff vest on December 31, 2017 and are subject to proportionate forfeiture if the Investment Shares in connection with which they were issued are sold.
(6)	Reflects discretionary stock options granted to the executive. These stock options cliff vest on March 1, 2018.
(7)	Reflects Bonus Matching Options and Additional Bonus Matching Options issued in connection with the 2013 Bonus Swap Program. These stock options cliff vest on December 31, 2018. The Bonus Matching Options are subject to proportionate forfeiture if the Investment Shares in connection with which they were issued are sold. The Additional Bonus Matching Options will be forfeited 100% if any of the Investment Shares in connection with which they were issued are sold.
(8)	Reflects discretionary stock options granted to the executive. These stock options cliff vest on March 7, 2019.

2014 Potential Payments Upon Termination or Change in Control Table

The table below sets forth the potential payments that would be due to our named executive officers if they had been terminated on December 31, 2014. We do not provide for any specific payments upon the occurrence of only a change in control.

In addition, during 2014 we accrued or made payments to the former CEO and former CFO of Tim Hortons Inc., in amounts materially consistent with those described in our Registration Statement on Form S-4 filed with the SEC under File No. 333-198769. The payments were made pursuant to agreements entered into and severance arrangements adopted by Tim Hortons Inc. prior to the closing of the Transactions.

Messrs. Schwartz, Kobza, Diaz Sesé and Gonçalves

As we did not have employment agreements in place with Messrs. Schwartz, Kobza, Diaz Sesé and Gonçalves as of December 31, 2014, the amounts that they would have been entitled to receive upon termination of employment on December 31, 2014 due to (1) death or disability, (2) without cause or for “Good Reason” or (3) without cause or for “Good Reason” after a Change in Control would have been governed by:

•	the Burger King Corporation Severance Pay Plan (the “Severance Plan”);

•	the 2014 Annual Bonus Program; and

•	the terms of their respective outstanding equity grants under our 2011 Omnibus Incentive Plan (the “2011 Omnibus Plan”) and Amended and Restated 2012 Omnibus Incentive Plan (the “2012 Omnibus Plan”).

Mr. Cil

The amounts Mr. Cil would have been entitled to receive upon termination of employment on December 31, 2014 due to any of these circumstances would be governed by:

•	the terms of his employment agreement, which is described earlier under the heading “Compensation Discussion and Analysis—Employment Agreement with Mr. Cil”;

•	the 2014 Annual Bonus Program; and

•	the terms of his respective outstanding equity grants under the 2011 Omnibus Plan and the 2012 Omnibus Plan.

Programs

Severance Pay Plan. Pursuant to the Severance Plan adopted on July 30, 2013, eligible employees whose employment is involuntarily terminated due to reductions in staff, position elimination, facility closing, closure of a business unit or organizational changes or restructuring are entitled to two weeks of severance for every year worked, with a two-week minimum and capped at five months for employees at the level of vice president and above. In addition, employees are entitled to receive continued group medical, dental and vision coverage at the active employee rate for the longer of three months or the employee’s severance pay period, subject to certain conditions. The employee’s right to receive these benefits is subject to his or her execution of a general release of claims in favor of BKC and entry into other separation documents.

Equity Award Agreements. As a result of the Transactions, each outstanding BKW option was converted into an option to acquire the same number of Common Shares from RBI as were subject to the underlying BKW option and on the same terms and conditions as were applicable under the award agreement issued in connection with such BKW option (including with respect to vesting and exercise price).

2011 Stock Options - Pursuant to the award agreements governing the issuances of stock options in 2011, if an employee is terminated prior to the vesting date of October 19, 2015, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability (each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on October 19, 2011, October 19, 2012, October 19, 2013, October 19, 2014 and October 19, 2015, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

2011 Bonus Matching Options - Pursuant to the award agreements governing the issuances of the 2011 Bonus Matching Options granted on February 21, 2012, if an employee is terminated prior to the vesting date of December 31, 2016, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability (each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

2012 Discretionary Stock Options - Pursuant to the award agreements governing the issuances of the discretionary stock options granted on March 1, 2012, if an employee is terminated prior to the vesting date of March 1, 2017, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability (each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on March 1, 2013, March 1, 2014, March 1, 2015, March 1, 2016 and March 1, 2017, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

2012 Bonus Matching Options - Pursuant to the award agreements governing the issuances of the 2012 Bonus Matching Options granted on March 1, 2013, if an employee is terminated prior to the vesting date of December 31, 2017, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability

(each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on December 31, 2013, December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

2013 Discretionary Stock Options - Pursuant to the award agreements governing the issuances of the discretionary stock options granted on March 1, 2013, if an employee is terminated prior to the vesting date of March 1, 2018, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability (each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on March 1, 2014, March 1, 2015, March 1, 2016, March 1, 2017 and March 1, 2018, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

2013 Bonus Matching Options - Pursuant to the award agreements governing the issuances of the 2013 Bonus Matching Options and Additional Bonus Matching Options granted on March 7, 2014, if an employee is terminated prior to the vesting date of December 31, 2018, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability (each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on December 31, 2014, December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

2014 Discretionary Stock Options - Pursuant to the award agreements governing the issuances of the discretionary stock options granted on March 7, 2014, if an employee is terminated prior to the vesting date of March 7, 2019, (i) “Without Cause” or (ii) by reason of the employee’s death, Retirement or Disability (each as defined in the Award Agreement), the employee (or such other person who is entitled to exercise the option) shall be vested in the number of Common Shares as if the Common Shares subject to the option vested 20% on March 7, 2015, March 7, 2016, March 7, 2017, March 7, 2018 and March 7, 2019, respectively, and the employee may exercise the option to the extent vested on the date of termination of service for a period of (1) 90 days, in the case of termination without Cause or (2) one year, in the case of termination due to death, Retirement or Disability.

Executive Name	Death and Disability ($)		Termination w/o Cause or for Good Reason ($)(1)		Termination w/o Cause or for Good Reason After Change in Control ($)(1)
Daniel Schwartz
Salary	—		$107,692	(2)	$107,692	(2)
Bonus	$1,750,000	(3)	$1,750,000	(3)	$1,750,000	(3)
Option Valuation	$38,259,407	(4)	$38,259,407	(4)	$72,255,276	(5)
Value of Benefits Continuation	—		$2,281	(2)	$2,281	(2)
Outplacement Services	—		—		—

Total	$40,009,407		$40,119,380		$74,115,249

Joshua Kobza
Salary	—		$29,615	(2)	$29,615	(2)
Bonus	$640,332	(3)	$640,332	(3)	$640,332	(3)
Option Valuation	$911,885	(4)	$911,885	(4)	$8,047,406	(5)
Value of Benefits Continuation	—		$397	(2)	$397	(2)
Outplacement Services	—		—		—

Total	$1,552,217		$1,582,229		$8,717,750

José Cil
Salary	—		$1,000,000	(6)	$1,000,000	(6)
Bonus	$750,000	(7)	$1,500,000	(6)	$1,500,000	(6)
Option Valuation	$28,694,278	(4)	$28,694,278	(4)	$47,195,068	(5)
Value of Benefits Continuation	—		$56,640	(6)	$56,640	(6)
Outplacement Services	—		$28,500	(8)	$28,500	(8)

Total	$29,444,278		$31,279,418		$49,780,208

Elias Diaz Sesé
Salary	—		$150,491	(2)	$150,491	(2)
Bonus	$566,778	(3)	$566,778	(3)	$566,778	(3)
Option Valuation	$13,396,936	(4)	$13,396,936	(4)	$31,965,255	(5)
Value of Benefits Continuation	—		$10,181	(2)	$10,181	(2)
Outplacement Services	—		—		—

Total	$13,963,714		$14,124,386		$32,692,705

Heitor Gonçalves
Salary	—		$67,692	(2)	$67,692	(2)
Bonus	$685,000	(3)	$685,000	(3)	$685,000	(3)
Option Valuation	$19,565,277	(4)	$19,565,277	(4)	$29,196,767	(5)
Value of Benefits Continuation	—		$2,642	(2)	$2,642	(2)
Outplacement Services	—		—		—

Total	$20,250,277		$20,320,611		$29,952,101

(1)	Because we did not have employment agreements with Messrs. Schwartz, Kobza, Diaz Sesé and Gonçalves as of December 31, 2014, and executives do not have the ability to terminate for “Good Reason” under our Severance Plan, termination for “Good Reason” and termination for “Good Reason after Change in Control” are not applicable to Messrs. Schwartz, Kobza, Diaz Sesé and Gonçalves. Accordingly, amounts in these columns for Messrs. Schwartz, Kobza, Diaz Sesé and Gonçalves reflect payments due upon termination Without Cause.

(2)	Because we did not have employment agreements with Messrs. Schwartz, Kobza, Diaz Sesé and Gonçalves as of December 31, 2014, these amounts are determined under the Severance Plan. The severance payment for Messrs. Schwartz and Gonçalves is eight weeks of base pay, the severance payment for Mr. Kobza is four weeks of base pay, and the severance payment for Mr. Diaz Sesé is five months of base pay.
(3)	Based upon amounts actually paid under the 2014 Annual Bonus Plan.
(4)	In the case of termination Without Cause or for Good Reason, options will vest in five equal installments as set forth in the applicable award agreements. Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $38.96, the closing price of a Common Share as reported on the NYSE on December 31, 2014, and the exercise price of the options. Mr. Cil has the right to terminate for Good Reason under his employment agreement.
(5)	In the case of termination Without Cause within twelve months after a Change in Control (as defined in the 2011 Omnibus Plan and 2012 Omnibus Plan, as applicable), all outstanding options would vest. Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $38.96, the closing price of a Common Share as reported on the NYSE on December 31, 2014, and the exercise price of the options.
(6)	If Mr. Cil is terminated Without Cause (as such term is defined in his employment agreement), he will be entitled to receive (i) two times the sum of his then current base salary and target bonus for the year of termination and (ii) continued coverage for two years under our medical, dental and life insurance plans for him and his eligible dependents. Additionally, Mr. Cil will receive these benefits if his employment is terminated for Good Reason (as such term is defined in his employment agreement).
(7)	If Mr. Cil dies or becomes disabled, he is entitled to receive a prorated bonus through the termination date assuming performance at the target level, to the extent and when we pay the bonus for that year. If Mr. Diaz Sesé dies or becomes disabled, he is entitled to receive a prorated bonus through the termination date determined and paid in accordance with the terms of the 2014 Annual Bonus Plan. The term “disability” is defined in the respective employment agreement as a physical or mental disability that prevents or would prevent the performance by the executive of his duties under the employment agreement for a continuous period of six months or longer.
(8)	Under his employment agreement, at the discretion of BKC, Mr. Cil will receive outplacement services upon termination of employment Without Cause or for Good Reason.

VI.	PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by SEC rules, we are asking shareholders to approve, on a non-binding advisory basis, the 2014 compensation to our named executive officers as described in the “Executive Compensation” section of this proxy statement beginning on page 44. Under the TSX rules this non-binding advisory approval of the 2014 compensation provided to named executive officers is optional. At the 2014 Meeting of Shareholders, the shareholders of BKW approved, on an advisory basis, the compensation of BKW’s named executive officers.

As discussed in the Compensation Discussion and Analysis (“CD&A”), prior to December 12, 2014, our named executive officers were employed by our predecessor, BKW, and were compensated under BKW’s compensation programs. Following the Transactions, from December 12, 2014, our NEOs were compensated under our compensation programs, which are substantially similar to those of our predecessor, BKW.

Shareholders are urged to read the CD&A as well as the Summary Compensation Table and related compensation tables and narratives. We believe that compensation is an important tool to further our long-term goal of creating shareholder value. As such, our compensation philosophy is based on pay-for-performance principles, which incorporate our achievement of specific financial goals as well as achievement by employees of individual performance goals. As discussed in detail in the CD&A, our compensation programs are designed to support our business initiatives by:

•	rewarding superior financial and operational performance;

•	placing a significant portion of compensation at risk if performance goals are not achieved;

•	aligning the interests of the CEO and the CEO Direct Reports with those of our shareholders; and

•	enabling us to attract, retain and motivate top talent.

The Board of Directors is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:

“RESOLVED, that the shareholders of Restaurant Brands International Inc. APPROVE, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in Restaurant Brands International Inc.’s 2015 Meeting proxy statement.”

This is a non-binding advisory vote. Our Board will consider our executive compensation to have been approved if the proposal receives more votes cast “For” than “Against”. While this vote is advisory and non-binding, our Board of Directors and Compensation Committee will review the voting results and consider shareholder concerns in their continuing evaluation of our compensation program.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” adoption of the resolution approving the compensation of our named executive officers.

VII.	PROPOSAL 3 – ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

In addition to providing shareholders with the opportunity to cast a say-on-pay advisory vote, we are also providing shareholders with the opportunity to cast a non-binding advisory vote on whether the advisory vote on executive compensation should occur every three, two or one year. We have included this proposal pursuant to the requirements of Section 14A of the Exchange Act and related SEC rules. This proposal is not required under the TSX rules. You have the option to vote for any of the three options, or to withhold from casting a vote.

The Board believes that a frequency of “every one year” for the say-on-pay vote on executive compensation is the best approach for RBI because it will allow our shareholders to provide timely, direct input on our executive compensation philosophy, policies and practices disclosed in the proxy statement each year. The Board has determined that an annual vote is therefore consistent with RBI’s interest in obtaining your input on executive compensation matters. The vote is advisory, which means that the vote is not binding on RBI, our Board or the Compensation Committee.

Shareholders are being asked to vote on the following resolution:

RESOLVED, that the shareholders of Restaurant Brands International Inc. determine, on an advisory basis, that the frequency with which the shareholders of Restaurant Brands International Inc. shall have an advisory vote on the compensation of Restaurant Brands International Inc.’s named executive officers as described in the CD&A section, set forth in our 2015 Annual and Special Meeting of Shareholders proxy statement is:

•	Choice 1 – every three years;

•	Choice 2 – every two years;

•	Choice 3 – every one year; or

•	Choice 4 – withhold from voting.

Although this say-on-frequency vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future say-on-pay votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the option of “every one year” for future advisory votes on executive compensation.

VIII.	PROPOSAL 4 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has recommended to the Board that KPMG be appointed to audit our consolidated financial statements to serve until the close of the 2016 Annual Meeting of Shareholders. You are being asked to vote on a proposal to appoint KPMG as our independent auditors to serve until the close of the 2016 Annual Meeting of Shareholders. KPMG has served as the independent auditors of BKW from 2012 until December 12, 2014 and provided to BKW other audit-related and non-audit services. Since December 12, 2014, KPMG has served as our independent auditors and has provided other audit-related and non-audit services to us as shown below. We expect one or more representatives of KPMG to be present at the Meeting. The representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

The following table presents fees for professional services rendered by KPMG for the audit of our annual financial statements for 2014 and for the audit of BKW’s financial statements for 2013. In addition, the table presents fees billed for audit-related services, tax services and all other services rendered by KPMG to BKW from January 1 to December 12, 2014 and to RBI from December 12 to December 31, 2014, as well as fees for all such services rendered by KPMG to BKW in 2013.

	2014	2013
	Services to RBI and BKW ($ in thousands)	Services to BKW ($ in thousands)
Audit fees(1)	4,306	2,985
Audit-related fees(2)	567	100
Tax Fees(3)	8,175	25
All other fees(4)	2,822	837

Total fees	15,870	3,947

(1)	Annual audit fees primarily consist of fees for the audit of the consolidated financial statements and the review of the interim condensed quarterly consolidated financial statements. This category also includes fees for statutory audits required by the tax authorities of various countries and accounting consultations and research work necessary to comply with Public Company Accounting Oversight Board standards.
(2)	Audit-Related Fees are primarily the fees for financial statement audits of marketing funds and accounting consultations related to the evaluation of certain transactions.
(3)	Tax fees primarily consist of fees for tax planning and advice and for compliance services.
(4)	All Other Fees are fees for services other than those in the above categories.

BKW adopted a written charter, pursuant to which its audit committee was required to pre-approve all audit services and permitted non-audit services to be performed by its independent registered public accounting firm. Consistent with the policies and procedures of its written charter, BKW’s audit committee approved all of the services rendered by KPMG during fiscal year 2014, which services ended on December 12, 2014.

Pursuant to our written charter, our Audit Committee pre-approves all audit services and permitted non-audit services to be performed by our independent registered public accounting firm. Consistent with the policies and procedures of our written charter, our Audit Committee approved all of the services rendered by KPMG from December 12, 2014 until December 31, 2014. The Audit Committee has adopted a pre-approval policy under which the Committee delegated to its chairman the authority to approve services of up to $500,000 per engagement, subject to approval and ratification by the full Committee at its next scheduled meeting.

Audit Committee Report

The Audit Committee has: (i) reviewed and discussed the audited consolidated financial statements of RBI with management; (ii) discussed with KPMG, the independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees), as modified or supplemented; (iii) received the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence; and (iv) discussed with KPMG the firm’s independence. The Audit Committee has also considered whether the provision of specific non-audit services by the independent auditor is compatible with maintaining its independence and believes that the services provided by KPMG for 2014 were compatible with, and did not impair, its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for fiscal year 2014 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Paul J. Fribourg, Chair

Martin E. Franklin

Thomas V. Milroy

Alan Parker

April 9, 2015

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report and the Compensation Committee Report above shall not be incorporated by reference into this proxy statement.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the appointment of KPMG as our independent registered public accountants to serve until the close of the 2016 Annual Meeting of Shareholders.

IX.	PROPOSAL 5 – APPROVAL AND RATIFICATION OF 2014 OMNIBUS INCENTIVE PLAN

Attracting, retaining and motivating specialized talent is critical to achieving our strategic and operating goals, including our goal to increase shareholder value. Equity-based and performance-based compensation are key components of our compensation package. We believe that the ability to grant these types of awards allows us to remain competitive in the marketplace and enables us to link executive compensation to performance, and to attract, retain and motivate high-caliber talent dedicated to our long-term growth and success.

At the Meeting, shareholders will be asked to approve our 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”). On December 11, 2014, BKW, as the sole shareholder of RBI prior to the Transactions, adopted the 2014 Omnibus Plan and reserved 15,000,000 Common Shares for issuance under the plan. On January 30, 2015, our Board of Directors ratified the adoption of the 2014 Omnibus Plan. The effective date of the 2014 Omnibus Plan is December 11, 2014, and the plan will expire on the tenth anniversary of the effective date. The approval and adoption of the 2014 Omnibus Plan is subject to approval and ratification by shareholders of RBI at the Meeting.

We are seeking shareholder approval and ratification of the 2014 Omnibus Plan in order to (i) comply with NYSE and TSX rules requiring shareholder approval of equity compensation plans, (ii) satisfy the shareholder approval requirement under Section 162(m) of the Code and the rules and regulations thereunder (collectively, “Section 162(m)”) so that the Compensation Committee (the “Committee”) may grant awards that are intended to meet the requirements of the performance-based compensation exception under Section 162(m), and (iii) allow us to continue to utilize cash and equity-based awards, including performance-based awards, to attract, retain and motivate employees and to further align the interests of our employees with those of our shareholders.

Prior Incentive Plans of BKW and THI

Below is a summary description of the incentive plans of BKW and THI that existed prior to December 11, 2014 at which time the obligations for outstanding awards under each incentive plan were assumed by RBI.

BKW

All stock options and RSUs under Burger King Worldwide Holdings, Inc.’s 2011 Omnibus Incentive Plan (the “2011 Omnibus Plan”) outstanding on June 20, 2012 were assumed by BKW and converted into stock options to acquire common stock and RSUs of BKW, and BKW assumed all of the obligations of Burger King Worldwide Holdings, Inc. under the 2011 Omnibus Plan. On February 14, 2013, the board of directors of BKW unanimously approved the Burger King Worldwide, Inc. Amended and Restated 2012 Omnibus Plan (the “2012 Omnibus Plan”), and the 2012 Omnibus Plan was approved by BKW stockholders at the annual meeting of stockholders held on May 15, 2013. All of the option awards issued during 2014 to the NEOs were granted under the 2012 Omnibus Plan. In connection with the Transactions, RBI assumed the obligations of BKW under the 2011 Omnibus Plan and 2012 Omnibus Plan (the “BKW Legacy Plans”) and for all equity awards outstanding under the BKW Legacy Plans. As a result of the Transactions, each outstanding BKW option was converted into an option to acquire the same number of Common Shares from RBI as were subject to the underlying BKW option and on the same terms and conditions as were applicable under the award agreement issued in connection with such BKW option (including with respect to vesting and exercise price). The BKW Legacy Plans were adopted by RBI effective on December 11, 2014 and amended to the extent necessary to reflect such assumption and to comply with TSX requirements.

THI

THI’s 2006 Stock Incentive Plan (the “2006 Plan”) and 2012 Stock Incentive Plan (“2012 Plan” and together with the 2006 Plan, the “THI Legacy Plans”) were designed to allow for a broad range of equity-based compensation awards in the form of RSUs, stock options, SARs, dividend equivalent rights, performance awards and share awards. The 2012 Plan was approved by THI shareholders at its annual and special meeting of shareholders held on May 10, 2012. The 2012 Plan was adopted as a result of the substantial completion of the 2006 Plan, under which no further awards were granted. Outstanding awards granted under the 2006 Plan will continue to be settled using shares registered under the 2006 Plan. THI provided compensation to certain employees under the 2006 Plan and, subsequent to May 10, 2012, the 2012 Plan, in the form of RSUs and stock options with tandem SARs. In connection with the Transactions, RBI assumed the obligations of THI under the THI Legacy Plans and for each vested and unvested THI stock option with tandem SARs that was not surrendered in connection with the Transactions on the same terms and conditions as the original awards, adjusted by an exchange ratio of 2.4106, subject to rounding. The THI Legacy Plans were adopted by RBI effective on December 11, 2014 and amended to the extent necessary to reflect such assumption and to comply with TSX requirements.

The BKW Legacy Plans and THI Legacy Plans have been frozen, and all equity awards issued since the consummation of the Transactions have been issued, and all future equity awards will be issued, under the 2014 Omnibus Plan, subject to approval and ratification of the 2014 Omnibus Plan by shareholders of RBI at the Meeting.

The total number of RBI Common Shares that can be issued from treasury under the BKW Legacy Plans, the THI Legacy Plans and the 2014 Omnibus Plan is as follows:

•

the 2011 Omnibus Plan pursuant to which 12,589,942 Common Shares are issuable, representing     % of the issued and outstanding Common Shares as of the Record Date (    % on a fully exchanged basis, assuming that 100% of the outstanding Partnership units are exchanged for Common Shares);

•	the 2012 Omnibus Plan pursuant to which 6,445,127 Common Shares are issuable, representing % of the issued and outstanding Common Shares as of the Record Date ( % on a fully exchanged basis);

•	the 2006 Plan pursuant to which 35,382 Common Shares are issuable, representing % of the issued and outstanding Common Shares as of the Record Date ( % on a fully exchanged basis);

•	the 2012 Plan pursuant to which 1,397,619 Common Shares are issuable, representing % of the issued and outstanding Common Shares as of the Record Date ( % on a fully exchanged basis); and

•	the 2014 Omnibus Plan pursuant to which 10,401,650 Common Shares are issuable, representing % of the issued and outstanding Common Shares as of the Record Date ( % on a fully exchanged basis).

Accordingly, an aggregate of 30,869,720 Common shares are currently issuable under all security based compensation arrangements, representing     % of the issued and outstanding Common Shares as of the Record Date (    % on a fully exchanged basis).

The total number of equity awards outstanding which will result in Common Shares being issued and the percentage such Common Shares represent of RBI’s currently outstanding capital for the BKW Legacy Plans, the THI Legacy Plans and the 2014 Omnibus Plan are as follows:

•

the 2011 Omnibus Plan pursuant to which 97 option awards (with 12,463,540 options under grant) and 3 restricted stock unit awards (with 126,402 RSUs under grant) are outstanding, representing     % and     % of the issued and outstanding Common Shares as of the Record Date (    % on a fully exchanged basis);

•

the 2012 Omnibus Plan pursuant to which 312 option awards (with 6,306,669 options under grant) and 14 restricted stock unit awards (with 138,458 RSUs under grant) are outstanding, representing     % and     % of the issued and outstanding Common Shares as of the Record Date (    % on a fully exchanged basis);

•

the 2006 Plan pursuant to which 3 option awards (with 35,382 options under grant) are outstanding, representing     % and     % of the issued and outstanding Common Shares as of the Record Date (    % on a fully exchanged basis);

•

the 2012 Plan pursuant to which 65 option awards (with 1,397,619 options under grant) are outstanding, representing     % of the issued and outstanding Common Shares as the Record Date (    % on a fully exchanged basis);

•

the 2014 Omnibus Plan pursuant to which 366 option awards (with 4,411,823 options under grant) and 7 restricted stock unit awards (with 23,666 RSUs under grant) are outstanding, representing     % and     % of the issued and outstanding Common Shares as of the Record Date (    % on a fully exchanged basis).

Please see Appendix F for a full description of the 2011 Omnibus Plan and 2012 Plan. The 2012 Omnibus Plan is substantially similar to the 2014 Omnibus Plan, and the 2006 Plan is substantially similar to the 2012 Plan.

Summary of the 2014 Omnibus Incentive Plan

The following is a summary of the 2014 Omnibus Plan. A copy of the full text of the 2014 Omnibus Plan is attached as Appendix A to this proxy statement.

The purpose of the 2014 Omnibus Plan

The purpose of the 2014 Omnibus Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to our success, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and our shareholders and, in general, to further the best interests of RBI and our shareholders.

Types of awards

The 2014 Omnibus Plan provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, performance awards, other stock-based awards, cash-based awards and equity interests.

Plan administration

The 2014 Omnibus Plan is administered by the Compensation Committee of the Board (the “Committee”) or such other committee the Board designates to administer the plan. Subject to the terms of the 2014 Omnibus Plan and applicable law, and the rules of the TSX, the Committee (or its delegate) will have the power and authority to, among other things, designate participants and determine the types of awards to be granted, number of shares to be covered and the terms and conditions of those awards. It will also have the authority to interpret and administer the 2014 Omnibus Plan and any instrument or agreement relating to the 2014 Omnibus Plan and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2014 Omnibus Plan. RBI does not provide financial assistance to facilitate the purchase of Common Shares or the exercise of stock options.

Shares available for awards

Subject to adjustment as provided below, the maximum number of shares available for issuance under the 2014 Omnibus Plan is 15,000,000 shares (representing     % of the issued and outstanding Common Shares as of the Record Date), all of which may be delivered pursuant to incentive stock options under the 2014 Omnibus Plan. As of the Record Date, there were 10,401,650 shares available for issuance.

With respect to stock appreciation rights settled in shares, upon settlement, only the number of shares delivered to a participant will count against the aggregate and individual share limitations. If any option, stock appreciation right or other stock-based awards granted under the plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares underlying any unexercised award will again be available for the purpose of awards under the 2014 Omnibus Plan. If any shares of restricted stock, performance awards or other stock-based awards denominated in shares awarded under the 2014 Omnibus Plan to a participant are forfeited for any reason, the number of forfeited shares of restricted stock, performance awards or other stock-based awards denominated in shares will again be available for purposes of awards under the 2014 Omnibus Plan.

To the extent required by Section 162(m) for awards under the plan to qualify as “performance-based compensation,” the following individual participant limitations will apply:

(i)	The maximum number of shares subject to any award for which the grant of such award is subject to the attainment of performance goals will be 2,000,000 shares per type of award provided that the maximum number of shares for all types of awards granted to any participant is 2,000,000 shares during any fiscal year. If a stock appreciation right is granted in tandem with an option, it will apply against the participant’s individual share limitations for both stock appreciation rights and options;

(ii)	There are no annual individual share limitations applicable to awards for which the grant, vesting or payment is not subject to the attainment of performance goals;

(iii)	The maximum number of shares subject to any performance award which may granted under the 2014 Omnibus Plan to any participant in any fiscal year is 2,000,000 shares; and

(iv)	The maximum value of a cash payment made under a performance award which may be granted to any participant in any fiscal year is $10,000,000.

Eligible participants

Any director, employee or consultant of RBI, its subsidiaries or any of its affiliates will be eligible to participate in the 2014 Omnibus Plan. As of the date of this proxy statement, there are approximately 1,516 employees of RBI, its subsidiaries and affiliates and 10 non-employee directors of RBI who are eligible to participate in the 2014 Omnibus Plan. However, only eligible employees of RBI and its subsidiaries are eligible to be granted incentive stock options under the 2014 Omnibus Plan. Eligibility for the grant of awards and actual participation in the 2014 Omnibus Plan will be determined by the Committee in its sole discretion.

Description of Awards

Options

Subject to the provisions of the 2014 Omnibus Plan, the Committee will be permitted to grant stock options under the 2014 Omnibus Plan. The exercise price per share and terms of each option will be determined by the Committee; provided, however, that the exercise price will not be less than the fair market value of a share on the date that the option is granted. Under the 2014 Omnibus Plan, the fair market value of a share is equal to the last sales price of a Common Share reported on the TSX (for Canadian participants) or the NYSE (for all participants who are not Canadian participants) on the trading day immediately prior to the grant date. An option will be exercisable only in accordance with the terms and conditions established by the Committee in the award agreement. The Committee fixes the vesting terms it deems appropriate when granting options. In addition, the Committee may, in its discretion, provide that an option may become vested and exercisable in whole or in part, in installments, cumulative or otherwise, for any period of time specified by the Committee and reflected in an award agreement. Under our current form of option award agreement, an optionee has 90 days to exercise his or her vested options after termination of employment without cause, and one year to exercise after retirement, death or disability. Any unvested options will be forfeited upon termination of employment for any reason. The maximum term of an option is ten years. The Committee will fix the term of each option, not to exceed ten years.

For Canadian participants, if the term of an option would otherwise expire during or within 10 business days of the expiration of a blackout period, the term of the option will be extended to the close of business of the tenth business day following the expiration of the blackout period.

Stock appreciation rights

Subject to the provisions of the Omnibus Plan, the Committee will be permitted to grant stock appreciation rights (“SARs”) under the 2014 Omnibus Plan. SARs may be granted to participants either alone (“freestanding”) or in addition to other awards granted under the 2014 Omnibus Plan (“tandem”). Except under certain circumstances described in the 2014 Omnibus Plan, a freestanding SAR will not have a term of greater than ten years. In the case of any tandem SAR related to an option, the SAR will not be exercisable until the related option is exercisable and will terminate, and no longer be exercisable, upon the termination or exercise of the related option. Unless it is a substitute award, a freestanding SAR will not have a grant price less than the fair market value of the share on the date of grant.

Restricted stock and restricted stock units

Subject to the provisions of the 2014 Omnibus Plan, the Committee will be permitted to grant awards of restricted stock and RSUs under the 2014 Omnibus Plan. Shares of restricted stock and RSUs will be subject to any restrictions that the Committee may impose, including any limitation on the right to vote a share of restricted stock or the right to receive any dividend or dividend equivalent. If deemed necessary, the Committee may require that, as a condition of any grant of restricted stock, the participant will deliver a signed stock power or other instruments of assignment, which would permit transfer to RBI of all or a portion of the shares subject to the RSU in the event that the award is forfeited.

Deferred stock

Under the 2014 Omnibus Plan, the Committee is permitted to grant deferred stock to participants, subject to the conditions that deferred stock will be settled upon expiration of the deferral period specified for an award by the Committee. In addition, deferred stock will be subject to any restrictions on transferability, risk of forfeiture and other restrictions that the Committee may impose and, the Committee, in its discretion, may award dividend equivalents with respect to awards of deferred stock.

Performance awards

The Committee may grant a performance award to a participant payable upon the attainment of specific performance goals. The Committee may grant performance awards that are intended to qualify as “performance-based compensation” under Section 162(m), as well as performance awards that are not intended to qualify. If the performance award is payable in shares of restricted stock, then the shares will be transferable to the participant only upon attainment of the relevant performance goal.

Other awards

The Committee is authorized to grant to participants other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares or factors that may influence the value of shares. The Committee will determine the terms and conditions of such awards.

The Committee is also permitted to grant cash-based awards to participants. In its discretion, the Committee will determine the number of cash-based awards to grant to a participant, the duration of the period during which, and any conditions under which, the cash incentive awards will be eligible to vest or will be forfeited, and any other terms and conditions applicable.

The Committee is also permitted to grant equity interests in any entity with respect to which RBI holds, directly or indirectly, a controlling interest, whether such entity is a corporation, partnership or other entity.

Termination of employment

The Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be exercised, vested, paid or forfeited in the event a participant ceases to provide service to the RBI or any affiliate prior to the end of a performance period or exercise or settlement of such award.

Change in control

Unless otherwise provided in an award agreement, in the event of a change in control (as defined in the 2014 Omnibus Plan) a participant’s unvested award will be treated in accordance with one of the following methods as determined by the Committee:

(a)	awards, whether or not vested, will be continued, assumed or have new rights substituted as determined by the Committee;

(b)	the Committee, in its sole discretion, may provide for the purchase of any awards by RBI or an affiliate for an amount of cash equal to the excess of the change in control price of the shares covered by such awards, over the aggregate exercise price of such awards; or

(c)	if and to the extent that the approach chosen by the Committee results in an acceleration or potential acceleration of the exercise, vesting or settlement of an award, the Committee may impose such conditions upon the exercise, vesting or settlement of such award as it determines.

Term of the 2014 Omnibus Plan

No award will be granted under the 2014 Omnibus Plan after ten years from the original effective date for the Omnibus Plan. However, unless otherwise expressly provided in the 2014 Omnibus Plan or in an award agreement, any award granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate the award, or to waive any conditions or rights under the award, and the authority of the Board to amend the 2014 Omnibus Plan, will extend beyond such date.

Assignability

Awards granted under the 2014 Omnibus Plan may not be sold, pledged or otherwise transferred, other than following the death of a participant by will or the laws of descent. A participant’s beneficiary or estate may exercise vested Options during the applicable exercise period following the death of the participant, subject to the same conditions that would have applied to exercise by the participant.

Amendment

The Board of Directors of RBI may amend, suspend or terminate the 2014 Omnibus Plan and any outstanding Awards granted under the 2014 Omnibus Plan, in whole or in part, at any time, provided that all material amendments to the 2014 Omnibus Plan require the prior approval of the shareholders and must comply with the rules of the TSX. Examples of the types of amendments that the Board is entitled to make without shareholder approval include, without limitation, the following: (i) ensuring continuing compliance with applicable law, the rules of the TSX or other applicable stock exchange rules and regulations or accounting or tax rules and regulations; (ii) minor changes of a “housekeeping” nature; (iii) changing the vesting provision of the 2014 Omnibus Plan or any Award, subject to certain limitations; (iv) waiving any conditions or rights under any award, subject to certain limitations, (v) changing the termination provisions of any award that does not entail an extension beyond the original expiration date thereof; (vi) adding a cashless exercise feature, payable in securities, where such feature provides for a full deduction of the number of underlying shares from the Plan reserve, and any amendment to a cashless exercise provision; (vii) adding a form of financial assistance and any amendment to a financial assistance provision which is adopted; (viii) changing the process by which a participant who wishes to exercise his or her award can do so; and (ix) delegating any and all of the powers of the Committee to administer the 2014 Omnibus Plan to officers of RBI.

No amendment to the 2014 Omnibus Plan requiring the approval of the shareholders of RBI under any applicable securities laws or requirements will become effective until such approval is obtained. In addition, the approval of the holders of a majority of the Common Shares present and voting in person or by proxy at a meeting of shareholders shall be required for, among other things, an increase in the maximum number of Common Shares that may be made the subject of awards under the 2014 Omnibus Plan, any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the 2014 Omnibus Plan) an amendment that reduces or would have the effect of reducing the exercise price of an option or SAR previously granted under the 2014 Omnibus Plan or an extension to the term or an outstanding option or SAR beyond the expiry date thereof. Furthermore, except as otherwise permitted under the 2014 Omnibus Plan, no change to an outstanding award that will adversely impair the rights of a participant may be made without the consent of the participant except to the extent that such change is required to comply with applicable law, stock exchange rules and regulations or accounting or tax rules and regulations.

Section 162(m)

Section 162(m) currently provides that if, in any year, the compensation that is paid to the Chief Executive Officer or to any of the three other most highly compensated executive officers (currently excluding the Chief Financial Officer) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by RBI for U.S. federal income tax purposes, unless the compensation qualifies for an exception to Section 162(m). Certain performance-based awards under plans approved by shareholders are not subject to the deduction limit. Options and SARs that will be awarded under the 2014 Omnibus Plan are intended to be eligible for this performance-based exception.

Sections 409A and 457A

Sections 409A and 457A of the Code impose restrictions on nonqualified deferred compensation. Failure to satisfy these rules will result in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount, and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options that will be awarded under the 2014 Omnibus Plan are intended to be eligible for this exception. In addition, it is intended that the provisions of the 2014 Omnibus Plan comply with Sections 409A and 457A of the Code, and all provisions of the 2014 Omnibus Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under these rules.

Insider Participation Limit

The number of shares that may be issued under all of RBI’s security-based compensation plans to directors and senior officers of RBI or its subsidiaries, 10% shareholders of RBI, and associates and affiliates of such persons may not exceed 10% of RBI’s issued and outstanding Common Shares at any time or within a one-year period.

Entitlements Subject to Shareholder Approval and Ratification of the 2014 Omnibus Plan

On December 31, 2014, RBI issued restricted stock units (RSUs) covering a total of 23,666 Common Shares to certain members of our Board of Directors as compensation for their service on the board of directors of BKW during 2014. On March 6, 2015, RBI issued a total of 162,861 Common Shares to employees of BKW and its subsidiaries in connection with the 2014 Bonus Swap Program (which is described in the CD&A) and an investment offer made to employees of The TDL Group. The purchase price for the Common Shares issued in connection with both investment programs was $42.26 for U.S. participants and C$52.86 for Canadian participants. In addition, on March 6, 2015, RBI granted options to purchase a total of 4,436,823 Common Shares to employees and members of our Board of Directors in connection with the investment programs, discretionary option awards and our non-management director compensation program (which is described on page 27 of this proxy statement). The exercise price for these options is $42.26 for U.S. participants and C$52.86 for Canadian participants, and these options will expire on March 5, 2025. The aggregate entitlements subject to shareholder approval and ratification of the 2014 Omnibus Plan represent     % of the issued and outstanding Common Shares as of the Record Date.

All of the foregoing equity awards were issued under the 2014 Omnibus Plan, and all such awards are subject to approval and ratification of the 2014 Omnibus Plan by shareholders of RBI at the Meeting. If the shareholders do not approve and ratify the 2014 Omnibus Plan at the Meeting, the shares, options and RSUs will be cancelled forthwith. The shares purchased in the investment programs cannot be sold, transferred, encumbered or otherwise disposed of prior to shareholder approval and ratification of the 2014 Omnibus Plan. The Investment Shares and Common Shares issuable upon settlement of RSUs and exercise of stock options will count towards the aggregate of 15,000,000 Common Shares issuable under the 2014 Omnibus Plan.

U.S. Federal Income Tax Consequences

The United States federal income tax consequences of the issuance and/or exercise of option awards under the 2014 Omnibus Plan is as follows.

Incentive Stock Options

An incentive stock option results in no taxable income to the optionee or a deduction to RBI at the time it is granted or exercised. However, upon exercise, the excess of the fair market value of the shares acquired over the option exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee, if applicable. If the optionee holds the shares received as a result of an exercise of an incentive stock option for the later of two years from the date of the grant or one year from the date of exercise, then the gain realized on disposition of the shares is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include into income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition of the shares over the option exercise price). Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. In the event of a disqualifying disposition, RBI will be entitled to a deduction, in the year of such a disposition, in an amount equal to the amount includible in the optionee’s income as compensation. The optionee’s tax basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A non-qualified stock option results in no taxable income to the optionee or deduction to RBI at the time it is granted. An optionee exercising a non-qualified stock option will, at that time, realize taxable compensation in the amount equal to the excess of the then fair market value of the shares over the option exercise price. Subject to the applicable provisions of the Code, RBI will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in shares received upon exercise is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the shares will be a long or short-term capital gain to the optionee (or loss), depending upon the holding period of the shares. If a non-qualified option is exercised by tendering previously owned shares in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income, and the holding period in such shares will begin on the date of exercise.

New Plan Benefits

The following table summarizes the number of Common Shares sold and stock options and RSUs granted by RBI since the consummation of the Transactions that are subject to approval and ratification by the shareholders of the 2014 Omnibus Plan at the Meeting (the “Contingent Award Grants”):

Name and Position	Options(1)		Investment Shares(3)	Restricted Stock Units(4)
Daniel S. Schwartz
Chief Executive Officer and Director	12,423	(2)	416,153	—
Joshua Kobza
Chief Financial Officer	5,324	(2)	335,494	—
Heitor Gonçalves
Chief People & Information Officer and Chief People Officer	4,862	(2)	132,418	—
José Cil
President, BKW	5,395	(2)	202,634	—
Elias Dias Sesé
President, Tim Hortons	5,161	(2)	192,476	—
Executive Group	37,699		1,405,512	—
Non-Executive Director Group			41,409	23,666
Non-Executive Officer Employee Group	125,162		2,989,902	—

(1)	The options reported in this column include discretionary option grants to certain employees of RBI, including Messrs. Schwartz, Kobza, Cil, Diaz Sesé and Gonçalves, as well as matching options to employees who participated in the investment programs described above. The discretionary option grants cliff vest on the fifth anniversary of the grant date, or March 6, 2020. The matching options cliff vest on December 31, 2019. All of the options reported expire on March 5, 2025. For more information about the Bonus Matching Options and Additional Matching Options issued in connection with the 2014 Bonus Swap Program, see the CD&A section above under the heading “2014 Bonus Swap Program.”
(2)	The options reported were granted with an exercise price of $42.26, which is the fair market value of a Common Share on the NYSE on March 5, 2015, the date prior to the grant, as determined under the 2014 Omnibus Plan.
(3)	The holders of the Investment Shares have full rights with respect to the Common Shares represented by the Investment Shares, subject to approval and ratification of the shareholders at the Meeting. For more information about the Investment Shares issued in connection with the 2014 Bonus Swap Program, see the CD&A section above under the heading “2014 Bonus Swap Program.”
(4)	All BKW directors elected to defer their retainer and committee fees for 2014 and to receive RSUs in lieu of cash with a value of two times the foregone fees. All of the directors made this election in December 2013. The RSUs were granted on December 31, 2014 and were fully vested on the grant date. The number of RSUs granted to each of the directors was determined based on the amount of the director’s retainer and committee fees, if applicable, divided by the fair market value of a Common Share on December 30, 2014, which was $38.87, multiplied by two (2).

Equity Compensation Plan Information

The following table presents information regarding equity awards outstanding under our compensation plans as of December 31, 2014 (amounts in thousands):

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	21,328	$11.42	14,976
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	21,328	$11.42	14,976

(1)	The total number of securities of 21,328,000 includes: options to purchase 18,902,000 shares, options to purchase 2,426,000 shares with tandem SARs and 28,526 restricted stock units issued to members of the Board of Directors.
(2)	The average exercise price in column (b) is based on the exercise price of each tranche of stock options outstanding, weighted for the number of stock options outstanding per tranche to the total number of stock options outstanding.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the following resolution at the Meeting:

“RESOLVED that: (i) the Restaurant Brands International Inc. 2014 Omnibus Incentive Plan as set forth in Appendix A to the management information circular and proxy statement of Restaurant Brands International Inc. dated April , 2015 be approved and ratified, and (ii) the Contingent Award Grants, as disclosed in the management information circular and proxy statement of Restaurant Brands International Inc. dated April     , 2015, be approved and ratified.”

X. PROPOSAL 6 – APPROVAL OF A REDUCTION OF OUR STATED CAPITAL

We are asking the shareholders to approve a special resolution (the “Stated Capital Reduction Special Resolution”), substantially in the form set out in Appendix B to this proxy statement, authorizing the reduction of the stated capital of RBI’s Common Shares to $1 billion. The proposed stated capital reduction will enhance our flexibility to declare and pay dividends if and when the Board determines to do so.

Under the CBCA, a corporation must maintain a separate capital account for each class of shares it issues. Subject to certain limited exceptions, the CBCA requires that a corporation add to each stated capital account the full amount of any consideration it receives for the shares it issues. Under the CBCA, a corporation is prohibited from taking certain actions, including declaring or paying dividends on its shares or purchasing its own shares, if, among other things, there are reasonable grounds for believing that the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes of the corporation’s shares.

The Board monitors the realizable value of RBI’s assets, its liabilities and the existing level of the stated capital account for all classes of its shares. Based on its review, and although there are currently no reasonable grounds to believe that the realizable value of RBI’s assets are less than the aggregate of its liabilities and the stated capital of all classes of its shares, the Board has decided to submit the Stated Capital Reduction Special Resolution to the shareholders as a housekeeping matter in order to give the Board flexibility in managing RBI’s capital structure going forward and, in particular, to provide greater flexibility for the Board to continue to declare and pay dividends if and when the Board determines to do so. In particular, the Board believes that the level of the stated capital account for the Common Shares is unnecessarily high as a result of the recent consummation of the Transactions. Although we do not have a formal dividend policy, our Board may, subject to compliance with the covenants contained under the terms of the Preferred Shares and agreements governing our debt and other considerations, determine to pay dividends in the future. If the stated capital account of our Common Shares remains unnecessarily high, the Board may not be able to declare and pay such dividends to the full extent it would otherwise desire to do so.

The approval of Stated Capital Reduction Special Resolution will have no impact on the amount of shareholders’ equity reflected on our consolidated balance sheet (which is calculated in accordance with U.S. generally accepted accounting principles). The reduction of stated capital will also have no impact on the day-to-day operations of RBI and will not, on its own, alter the financial condition of RBI.

The Stated Capital Reduction Special Resolution must be approved by at least two-thirds of the votes cast at the meeting in order to be adopted.

Canadian Federal Income Tax Consequences

THE FOLLOWING IS A SUMMARY OF CERTAIN CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF THE REDUCTION OF STATED CAPITAL OF THE COMMON SHARES. IT IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO CONSTITUTE NOR SHOULD IT BE CONSTRUED TO CONSTITUTE LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER OF COMMON SHARES. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE CONSEQUENCES OF ACQUIRING, HOLDING, OR OTHERWISE DISPOSING OF THEIR COMMON SHARES, TAKING INTO ACCOUNT THEIR OWN PARTICULAR CIRCUMSTANCES AND ANY APPLICABLE FOREIGN, PROVINCIAL OR TERRITORIAL LEGISLATION.

This summary is based upon the current provisions of the Income Tax Act (Canada) (the “Tax Act”) and the published administrative policies of the Canada Revenue Agency (the “CRA”). This summary also takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form or at all. Except for the Tax Proposals, this summary does not take into account or anticipate any changes in law or administrative practice, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described herein.

The proposed reduction of the stated capital of the Common Shares will not result in any immediate Canadian income tax consequences to the holders of Common Shares. Since no amount will be paid by RBI on the reduction, none of the holders will be deemed to have received a dividend and there will not be any reduction in the adjusted cost base of the Common Shares to the holders as a result of the reduction of stated capital.

The reduction of the stated capital will reduce the “paid-up capital” (“PUC”) of the Common Shares for purposes of the Tax Act by an amount equal to the reduction of stated capital. The reduction in PUC of the Common Shares may have future Canadian federal income tax consequences to a shareholder, including, but not limited to, if RBI repurchases any Common Shares, on a distribution of assets by RBI or if RBI is wound-up. However, RBI may be able to restore the stated capital (and therefore the PUC) prior to any such event.

United States Federal Income Tax Consequences

The reduction of stated capital contemplated by the Stated Capital Reduction Special Resolution should not constitute a taxable event for our shareholders. As a result, shareholders generally should not recognize gain or loss upon the reduction of stated capital. Each shareholder’s tax basis in its Common Shares should remain unchanged, and each shareholder’s holding period in its Common Shares should include the holding period in the Common Shares held by such shareholder prior to the reduction of stated capital.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the reduction of the stated capital of our Common Shares.

XI.	SECURITY OWNERSHIP

This table shows ownership information for (i) any person or company known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, 5% or more of our Common Shares or Common Shares, Preferred Shares or Partnership Exchangeable Units carrying 10% or more of the voting rights attached to that class, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table on page 44 and (iv) all directors and executive officers as a group. This information is presented as of April 20, 2015. The percentage ownership under the columns entitled “Common Shares”, “Preferred Shares” and “Partnership Exchangeable Units” specifies the percentage of the applicable class represented by the number of Common Shares, Preferred Shares or Partnership exchangeable units so owned, controlled or directed and is based upon 202,124,433 Common Shares, 68,530,939 Preferred Shares and 265,041,783 Partnership exchangeable units outstanding as of the Record Date. The percentage of “Total Voting Power” is calculated (i) assuming that the holders of all of the Partnership exchangeable units properly provide voting instructions and (ii) reflecting the carve-back of voting rights imposed on the Preferred Shares as discussed in footnote (3) to the table below.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account stock as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act.

Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all Common Shares, Preferred Shares or Partnership exchangeable units shown as beneficially owned by them. Except as otherwise indicated, the address of each individual or entity named in this table is c/o Restaurant Brands International, Inc., 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada.

Voting Securities Beneficially Owned

Name of Beneficial Owner	Common Shares (#)		% of Class of Common Shares	Preferred Shares (#)	% of Class of Preferred Shares	Partnership Exchangeable Units (#)		% of Class of Partnership Exchangeable Units	Total Shares Beneficially Owned (#)	Total Voting Power (%)
3G Funds(1)	—		—	—	—	243,858,915		92.0%	243,858,915	47.0%
BlackRock, Inc.(2)	11,263,282		5.6%	—	—	—		—	11,263,282	2.2%
National Indemnity Company(3)	8,438,225		1.6%	68,530,939	100%	—		—	76,969,164	14.8%
Pershing Square Funds(4)	38,003,984		18.8%	—	—	—		—	38,003,984	7.3%
Named Executive Officers and Directors:
Alexandre Behring	95,391	(5)	*	—	—	—		—	95,391	†
Marc Caira	377,423		*	—	—	—		—	377,423	†
Martin E. Franklin	8,364	(5)	*	—	—	1,596,485	(7)	*	1,604,849	†
Paul J. Fribourg	46,345	(5)	*	—	—	—		—	46,345	†
John A. Lederer	32,400		*	—	—	—		—	32,400	†
Thomas V. Milroy	10,000		*	—	—	—		—	10,000	†
Alan Parker	26,562	(6)	*	—	—	450	(8)	*	27,012	†
Carlos Alberto Sicupira	47,695	(5)	*	—	—	—		—	47,695	†
Roberto Moses Thompson Motta	4,747	(5)	*	—	—	—		—	4,747	†

Name of Beneficial Owner	Common Shares (#)		% of Class of Common Shares	Preferred Shares (#)	% of Class of Preferred Shares	Partnership Exchangeable Units (#)	% of Class of Partnership Exchangeable Units	Total Shares Beneficially Owned (#)	Total Voting Power (%)
Alexandre Van Damme	13,747	(5)	*	—	—	—	—	13,747	†
Daniel S. Schwartz	12,423		*	—	—	137,996	*	150,419	†
Joshua Kobza	5,324		*	—	—	5,413	*	10,737	†
José E. Cil	5,395		*	—	—	105,758	*	111,153	†
Luis Heitor De Queiroz Gonçalves	4,862		*	—	—	107,478	*	112,340	†
Elias Diaz Sesé	73,097		*	—	—	686	*	73,783	†
All executive officers and directors as a group (17 persons)	768,309		*	—	—	2,016,329	*	2,784,638	†

*	Represents beneficial ownership of less than one percent (1%) of the class of outstanding Common Shares, Preferred Shares or Partnership exchangeable units, as applicable.
†	Represents beneficial ownership of less than one percent (1%) of the combined voting power of the outstanding Common Shares, Preferred Shares and Partnership exchangeable units.
(1)	According to the Schedule 13D filed on December 22, 2014 by 3G Capital Partners Ltd., a Cayman Islands exempted company (“3G Capital Partners”); (ii) 3G Capital Partners II L.P., a Cayman Islands limited partnership (“3G Capital Partners II”); (iii) 3G Special Situations Partners, Ltd., a Cayman Islands exempted company (“3G Special Situations GP”); (iv) 3G Special Situations Fund II, L.P., a Cayman Islands limited partnership (“3G Special Situations Fund II”) and (v) 3G Capital Partners LP (“3G Capital Partners LP”, and together with 3G Capital Partners, 3G Capital Partners II, 3G Special Situations GP and 3G Special Situations Fund II, the “3G Funds”), the 3G Funds own an aggregate of 243,858,915 Partnership exchangeable units with voting rights in respect of the Common Shares on a one vote per unit basis. 3G Capital Partners LP serves as the investment fund manager of 3G Special Situations Fund II. 3G Special Situations GP serves as the general partner of 3G Special Situations Fund II. 3G Capital Partners II is the parent of, and wholly owns, 3G Special Situations GP. 3G Capital Partners serves as the general partner of 3G Capital Partners II. Each of the 3G Funds shares voting and investment power with respect to all 243,858,915 Partnership exchangeable units. The principal business address of the 3G Funds is c/o 3G Capital, Inc., 600 Third Avenue 37th Floor, New York, New York 10016.
(2)	According to the Schedule 13G filed on April 10, 2015 by BlackRock, Inc. (“BlackRock”), of the 11,263,282 Common Shares beneficially owned, BlackRock has sole voting power with respect to 9,404,934 Common Shares and sole investment power with respect to 11,263,282 Common Shares. The principal business address of BlackRock is 55 East 52nd Street, New York, New York 10055.
(3)	National Indemnity Company, a wholly owned subsidiary of Berkshire Hathaway Inc. (“Berkshire”), holds all 68,530,939 preferred shares RBI is authorized to issue under its Articles of Incorporation. Pursuant to the Securities Purchase Agreement, dated August 16, 2014, between RBI and Berkshire, Berkshire has agreed to vote the number of Preferred Shares over which it holds voting power in excess of 10% of the total votes attached to all voting shares of RBI in a manner proportionate to the vote of the holders of the voting shares voting on such matters. Except as otherwise required by law or certain special approval matters, the Common Shares, the Special Voting Share and the Preferred Shares vote together as a single class. The principal business address of Berkshire is 3555 Farnam Street, Omaha, Nebraska 68131.
(4)

According to a Schedule 13G filed on January 5, 2015 by Pershing Square Capital Management, L.P., a Delaware limited partnership (“Pershing Square”), PS Management GP, LLC, a Delaware limited liability company (“PS Management”), and William A. Ackman, a citizen of the United States of America. Pershing Square advises the accounts of Pershing Square, L.P., a Delaware limited partnership (“PS”), Pershing Square II, L.P., a Delaware limited partnership (“PS II”), Pershing Square Holdings, Ltd., a limited liability company incorporated in Guernsey (“PSH”), and Pershing Square International, Ltd., a Cayman Islands exempted company (“PS International” and collectively with PS, PS II and PSH, the “Pershing Square Funds”). PS Management serves as the general partner of Pershing Square. Mr. Ackman is the Chief

Executive Officer of Pershing Square and the managing member of PS Management. Each of the Pershing Square, PS Management and Mr. Ackman shares voting and investment power with respect to all 38,003,984 Partnership exchangeable units.
(5)	This amount represents RSUs held by Messrs. Behring, Franklin, Fribourg, Sicupira, Thompson Motta, and Van Damme that settle upon termination of board service.
(6)	This amount includes 11,712 RSUs that settle upon termination of board service and 14,850 Common Shares owned by Mr. Parker.
(7)	Of this amount, 453,016 Partnership exchangeable units are held by RSMA, LLC. Mr. Franklin is the managing member of RSMA, LLC and may be considered to have beneficial ownership of RSMA, LLC’s interests. Mr. Franklin disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.
(8)	Of the reported Partnership exchangeable units, 300 units are held by Oyster Reach Limited. Mr. Parker is the sole shareholder and director of Oyster Reach Limited. Mr. Parker disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the outstanding Common Shares to file with the SEC reports of their ownership and changes in their ownership of our Common Shares. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all of BKW’s directors and executive officers prior to December 12, 2014 and all of our directors and executive officers subsequent to that date complied with all Section 16(a) filing requirements.

XII.	OTHER MATTERS

Shareholder Proposals for the 2016 Annual Meeting

To be considered for inclusion in the proxy statement distributed to shareholders prior to the 2016 Annual Meeting of Shareholders, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than December 30, 2015, and must comply with the requirements of Rule 14a-8 of the Exchange Act. Written requests for inclusion should be addressed to: Restaurant Brands International Inc., 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada. The proposal should be sent to the attention of the Corporate Secretary.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2016 Annual Meeting of Shareholders under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least C$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than January 29, 2016, in order to be included in the proxy materials for the 2016 Annual Meeting. Upon receipt of a proposal in compliance with the requirements of the CBCA, RBI will set out such proposal in the proxy statement distributed to shareholders prior to the 2016 Annual Meeting.

Nominations for directors not made in accordance with the shareholder proposal requirements of the CBCA will be considered by RBI’s NCG Committee in accordance with the requirements of our bylaws. Shareholder nominations for candidates for election as directors, must be delivered to the Corporate Secretary not later than 90 days nor earlier than 120 days before the first anniversary of the date of the 2015 Meeting, provided that in the event that the 2016 Annual Meeting is held on a date that is not within 30 days before or after such anniversary date, notice must be delivered to the Corporate Secretary not later than the tenth day following the day on which the first public announcement of the date of the 2016 Annual Meeting is made. As a result, it is expected that notice given by a shareholder in respect of the nomination of directors pursuant to the provisions of our bylaws, will need to be received no earlier than February 18, 2016, and no later than March 19, 2016, assuming that the 2016 Annual Meeting is held within 30 days before or after the first anniversary of the date of the 2015 Annual Meeting.

A notice providing a director nomination must include, among other things, (i) the name, age, business and residential address, principal occupation or employment and country of residence of the person who the shareholder proposes to nominate, as well as the class or series and number of shares in our capital that person owns of record or beneficially and any other information regarding the nominee required to be disclosed in a proxy statement pursuant to applicable securities laws, and (ii) full particulars regarding any proxy, contract, agreement, arrangement, understanding or relationship pursuant to which the nominating shareholder has a right to vote or direct the voting of any shares of RBI and any other information regarding the shareholder required to be disclosed in a proxy statement pursuant to applicable securities laws. Shareholders should refer to Section 9 of our bylaws for more details relating to the requirements for such notice.

Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our bylaws.

The chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

List of Shareholders Entitled to Vote at the Meeting

The names of holders of record entitled to vote at the Meeting will be available at our corporate office prior to the Meeting.

Expenses Relating to this Proxy Solicitation

We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of our stock. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Communication with our Board of Directors

Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the non-management directors may do so by writing to: Chairman of the Board, c/o Jill Granat, General Counsel and Secretary, Restaurant Brands International Inc., 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada. All communications should include the name, address, telephone number and email address (if any) of the person submitting the communication and indicate whether the person is a shareholder.

The Board has approved a process for handling correspondence received by RBI and addressed to the Chairman or to non-management members of the Board. Under that process, the General Counsel and Secretary reviews all such correspondence and maintains a log of and forwards copies of correspondence that, in the opinion of the General Counsel and Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. The General Counsel and Secretary may screen frivolous or unlawful communications and commercial advertisements. Directors may review the log maintained by the General Counsel and Secretary at any time.

Available Information

We maintain an internet website at www.rbi.com. Copies of the committee charters of each of the Audit Committee, Compensation Committee, NCG Committee and Conflicts Committee, together with certain other corporate governance materials, including our Code of Ethics for Executive Officers and Code of Conduct for Directors, can be found under the “Investors—Corporate Governance” section of our website at www.rbi.com, and such information is also available in print to any shareholder who requests it through our Corporate Secretary at the address below. Our internet website and information contained therein or incorporated therein is not intended to be incorporated in this proxy statement.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our annual report as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. Copies of these documents and this proxy statement may be obtained on SEDAR at www.sedar.com or free of charge, through the “Investors—Investor Information” section of our website at www.rbi.com. A request for such copies should be directed to Restaurant Brands International Inc., 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada, Attention: Corporate Secretary. A copy of any exhibit to the 2014 Form 10-K will be forwarded following receipt of a written request with respect thereto addressed to the Corporate Secretary. Financial information relating to RBI is included in the comparative Audited Consolidated Financial Statements for the fiscal year ended December 31, 2014, and the Management’s Discussion & Analysis related thereto contained in the Annual Report of RBI for the twelve-month period ended December 31, 2014. Additional information relating to RBI may be found on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

U.S. Householding

Some brokers, banks or other intermediaries may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement and the annual report may have been sent to multiple shareholders in the same household. Each shareholder will continue to receive a separate proxy card. We will promptly deliver a separate copy of either document to you if you request one. You can notify us by sending a written request to Restaurant Brands International Inc., 226 Wyecroft Road, Oakville, Ontario L6K 3X7, Canada or by contacting us by telephone at (905) 845-6511.

Approval by Directors

The contents of this proxy statement and the sending thereof to the shareholders have been approved by the Board of Directors of RBI.

Jill Granat
General Counsel & Corporate Secretary
April , 2015

APPENDIX A

RESTAURANT BRANDS INTERNATIONAL INC.

2014 OMNIBUS INCENTIVE PLAN

Section 1. Purpose. The purpose of the Restaurant Brands International Inc. 2014 Omnibus Incentive Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to the success of RBI and its Affiliates, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and RBI’s stockholders and, in general, to further the best interests of the Company and its shareholders.

Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Act” shall mean the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Affiliate” shall mean: (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Company; or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SAR that are granted to a service provider of an Affiliate constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code.

“Award” shall mean any Option, Stock Appreciation Right, award of Restricted Stock, Restricted Stock Unit, Deferred Stock, annual or long-term Performance Award, Other Stock-Based Award or Cash-Based Award granted under the Plan, which may be denominated or settled in Shares, cash, equity interests in any entity with respect to which the Company holds, directly or indirectly, a controlling interest, whether such entity is a corporation, partnership or other entity, or in such other forms as provided for herein. All Awards shall be granted by an Award Agreement.

“Award Agreement” shall mean the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

“Beneficiary” shall mean a person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. If no such person is named by a Participant, such individual’s Beneficiary shall be the individual’s estate.

“Blackout Period” means a period when the Participant is prohibited from trading in the Company’s securities pursuant to securities regulatory requirements or the Company’s insider trading policy or other applicable policy or requirement of the Company.

“Board” shall mean the board of directors of the Company.

“Cash-Based Award” means an Award granted pursuant to Section 11 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

“Change in Control” shall mean the occurrence of:

(i) any “person” (as defined in Section 13(d) of the Act) (other than the Company, its Affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding securities (excluding any “person” who becomes such a beneficial owner (x) in connection with a transaction described in clause (A) of paragraph (ii) below or (y) in connection with a distribution to them in their capacity as a member or partner (whether general or limited partners) in 3G Special Situation Fund, L.P., a limited partnership formed under the laws of the Cayman Islands (“3G”));

(ii) the consummation of (A) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 20% of the combined voting power or the total fair market value of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in paragraph (i) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(iii) a complete liquidation or dissolution of the Company or the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; other than such liquidation, sale or disposition to a person or persons who beneficially own, directly or indirectly, more than 20% of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.

“Committee” shall mean the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.

“Company” shall mean Restaurant Brands International Inc.

“Consultant” means a person or corporation engaged by the Company to provide services for an initial, renewable or extended period of 12 months or more.

“Covered Employee” means an individual who is (i) a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be a “covered employee” with respect to the taxable year of the Company in which any applicable Award will be paid.

“Deferred Stock” shall mean a right to receive Shares or other Awards or a combination thereof at the end of a specified deferral period, granted under Section 9.

“Dividend Equivalent” means a right, granted to a Participant under the plan, to receive cash, shares, other Awards or other property equal in value to dividends paid with respect to Shares.

“Effective Date” shall mean the “Closing Date” as defined in the Arrangement Agreement dated August 26, 2014 among the Company, Burger King Worldwide, Inc. and Tim Hortons Inc.

“Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code, any regulations issued thereunder or other applicable law, as of any date and except as provided below, the last sales price reported for the Shares on the applicable date: (i) as reported on the TSX, in the case of a Canadian Participant; or (ii) the NYSE in the case of a U.S. Participant or other Participant who is not a Canadian Participant; or (iii) if the Shares are not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code and any other applicable law. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or its designee, as applicable, or, if not a day on which the applicable market is open, the next day that it is open.

“Incentive Stock Option” shall mean an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that is intended to be and is designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

“NYSE” means the New York Stock Exchange.

“Non-Qualified Stock Option” shall mean an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that is not an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” means an Award granted pursuant to Section 11 of the Plan.

“Participant” shall mean the recipient of an Award granted under the Plan.

“Performance Award” means an Award granted pursuant to Section 10 of the Plan.

“Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

“Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are measured or must be satisfied.

“Plan” shall mean the Restaurant Brands International Inc. 2014 Omnibus Incentive Plan, as the same may be amended from time to time.

“Restricted Stock” shall mean any Share granted under Section 8.

“Restricted Stock Unit” shall mean a contractual right granted under Section 8 that is denominated in Shares. Each Restricted Stock Unit represents a right to receive one Share or the value of one Share upon the terms and conditions set forth in the Plan and the applicable Award Agreement.

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Act as then in effect or any successor provision.

“SAR” or “Stock Appreciation Right” shall mean any right granted to a Participant pursuant to Section 7 to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 5(c), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

“Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Service” shall mean the active performance of services for the Company or an Affiliate by a person who is an employee or director of the Company or an Affiliate. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a termination of “Service” under the Plan for purposes of payment of such Award unless such event is also a “separation from service” within the meaning of Section 409A of the Code.

“Shares” shall mean shares of the common stock of the Company.

“Subsidiary” shall mean any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company.

“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

“Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

“TSX” means the Toronto Stock Exchange.

Section 3. Eligibility.

(a) Any employee, director, Consultant or other advisor of, or any other individual who provides services to, the Company or any Affiliate, shall be eligible to be selected to receive an Award under the Plan. Notwithstanding the foregoing, only eligible employees of the Company, its subsidiaries and its parent (as determined in accordance with Section 422(b) of the Code) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

(b) An individual who has agreed to accept employment by the Company or an Affiliate shall be deemed to be eligible for Awards hereunder as of the date of such acceptance; provided that vesting and exercise of Awards granted to such individual are conditioned upon such individual actually becoming an employee of the Company or an Affiliate.

(c) Holders of Options and other types of Awards granted by a company acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder.

Section 4. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than two directors. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify both as a “non-employee director” under Rule 16b-3 and an “outside director” under Section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to one or more officers of the Company the authority to grant Awards except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Act or a Covered Employee. The Committee may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine.

(b) Subject to Section 15, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

(c) Subject to the terms of the Plan and applicable law and the rules of the TSX and in addition to those authorities provided in Section 4(c), the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee, taking into consideration the requirements of Section 409A of the Code; (vii) determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; (viii) to determine whether an Option is an Incentive Stock Option or Non-Qualified Option; (ix) to modify, extend or renew an Award, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant and provided that such extension of the Award does not benefit an Insider (as defined in Section 21 of the Plan); (x) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xi) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xii) solely to the extent permitted by applicable law and the rules of the TSX, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options or acquire Shares under the Plan; (ix) to permit accelerated vesting or lapse of restrictions of any Award at any time; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(d) All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, the shareholders and the Participants.

Section 5. Shares Available for Awards; Per Person Limitations.

(a) Subject to adjustment as provided below, the maximum number of Shares available for issuance under the Plan is 15,000,000 Shares. The maximum number of these reserved Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 15,000,000 Shares. With respect to Stock Appreciation Rights settled in Shares, upon settlement, only the number of Shares delivered to a Participant (based on the difference between the Fair Market Value of the Shares subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under this Section 5. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares shall again be available for purposes of Awards under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

(c) To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:

(i) The maximum number of Shares subject to any Award of Options, or Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant restriction period is subject to the attainment of Performance Goals in accordance with Section 10 which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 2,000,000 Shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 5(d)) provided that the maximum number of Shares for all types of Awards granted to any Participant does not exceed 2,000,000 Shares (which shall be subject to any further increase or decrease pursuant to Section 5(d)) during any fiscal year of the Company. If a Stock Appreciation Right is granted in tandem with an Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Options.

(ii) There are no annual individual share limitations applicable to Participants on Restricted Stock, Restricted Stock Units or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii) The maximum number of Shares subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 2,000,000 Shares (which shall be subject to any further increase or decrease pursuant to Section 5(d)) with respect to any fiscal year of the Company.

(iv) The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $10,000,000.

(v) The individual Participant limitations set forth in this Section 5(c) (other than Section 5(c)(iii)) shall be cumulative; that is, to the extent that Shares for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of Shares available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(d) Changes

(i) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (b) any merger or consolidation of the Company or any Affiliate, (c) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares (d) the dissolution or liquidation of the Company or any Affiliate, (e) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (f) any other corporate act or proceeding.

(ii) Subject to the provisions of Section 5(d)(iv), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, extraordinary dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Corporate Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award granted under the Plan, and/or (iii) the purchase price thereof, shall be appropriately adjusted. In addition, subject to Section 5(d)(iv), if there shall occur any change in the capital structure or the business of the Company that is not a Corporate Event (an “Other Extraordinary Event”), including by reason of any ordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all of the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 5(d) shall be consistent with the applicable Corporate Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 5(d) or in the applicable Award Agreement, a Participant shall have no rights by reason of any Corporate Event or any Other Extraordinary Event.

(iii) Fractional shares of Shares resulting from any adjustment in Awards pursuant to Section 5(d)(i) or Section 5(d)(ii) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(iv) In the event of a merger or consolidation of the Company or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Shares by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Acquisition Event, by (i) cashing-out such Awards upon the date of consummation of the Acquisition Event, or (ii) delivering notice of termination to each Participant at least 5 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 5(d)(iv), then the provisions of Section 5(d)(ii) and Section 13 shall apply.

(e) Shares underlying Substitute Awards and Shares underlying awards that can only be settled in cash shall not reduce the number of Shares remaining available for issuance under the Plan.

(f) Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued Shares are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law and the rules of the TSX.

(g) The maximum number of Shares subject to any Award which may be granted under the Plan during any fiscal year of the Company to any director shall be 1,000,000 Shares (which shall be subject to any further increase or decrease pursuant to Section 5(d)).

Section 6. Options.

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) The purchase price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such purchase price shall not be less than the 100% (or 110% in the case of an Incentive Stock Option granted to a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its subsidiaries or its parent, determined in accordance with Section 422(b)(6)) of the Code) of the Fair Market Value of a Share on the date of grant of such Option.

(b) The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant thereof. Notwithstanding the foregoing, if the term of an Option (other than an Incentive Stock Option) held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within ten business days of the expiration of a Blackout Period applicable to such Participant, then the term of such Option shall be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

(c) The Committee shall determine the time or times at which an Option may be exercised in whole or in part.

(d) To the extent vested and exercisable, Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Shares are traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold Shares issuable upon exercise of the Option, or by payment in full or in part in the form of Shares owned by the Participant, based on the Fair Market Value of the Shares on the payment date as determined by the Committee). No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any subsidiary or any parent exceeds $100,000, such Options shall be treated as Non-Qualified Options. Should any provision of the Plan not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company, subject to the rules of the TSX. Should any provision of the Plan not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company, subject to the rules of the TSX. To the extent that any such Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

Section 7. Stock Appreciation Rights.

(a) The Committee is hereby authorized to grant Stock Appreciation Rights (“SARs”) to Participants with terms and conditions as the Committee shall determine not inconsistent with the provisions of the Plan.

(b) SARs may be granted hereunder to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Options granted under Section 6.

(c) Any tandem SAR related to an Option may be granted at the same time such Option is granted to the Participant. In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof shall not be exercisable until the related Option or applicable portion thereof is exercisable and shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR. Any Option related to any tandem SAR shall no longer be exercisable to the extent the related SAR has been exercised.

(d) A freestanding SAR shall not have a term of greater than 10 years or, unless it is a Substitute Award, an exercise price less than 100% of Fair Market Value of the Share on the date of grant. Notwithstanding the foregoing, if the term of a SAR held by any Participant Section 409A of the Code would otherwise expire during, or within ten business days of the expiration of a Blackout Period applicable to such Participant, then the term of such SAR shall be extended to the close of business on the tenth business day following the expiration of the Blackout Period.

Section 8. Restricted Stock and Restricted Stock Units.

(a) The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(b) Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(c) Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

(d) The Committee may in its discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(e) The Committee, in its discretion, may award Dividend Equivalents with respect to Awards of Restricted Stock Units. The entitlements on such Dividend Equivalents will not be available until the vesting of the Award of Restricted Stock Units.

(f) If the Committee intends that an Award under this Section 8 shall constitute or give rise to “qualified performance based compensation” under Section 162(m) of the Code, such Award may be structured in accordance with the requirements of Section 10, including without limitation, the Performance Goals and the Award limitation set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

Section 9. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

(a) Deferred Stock shall be settled upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Shares, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(b) The Committee, in its discretion, may award Dividend Equivalents with respect to Awards of Deferred Stock. The entitlements on such Dividend Equivalents will not be available until the expiration of the deferral period for the Award of Deferred Stock.

Section 10. Performance Awards.

(a) The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Section 8. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 10(b)(iii).

(b) Terms and Conditions. Performance Awards awarded pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 10(b) are achieved and the percentage of each Performance Award that has been earned.

(ii) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(iii) Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) the impact of any of the following that the Committee determines to be appropriate: (i) corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances, (ii) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year; (iii) an event either not directly related to the operations of the Company or any of its Affiliates or not within the reasonable control of the Company’s management, (iv) a change in tax law or accounting standards required by generally accepted accounting principles, or (v) such other exclusions or adjustments as the Committee specifies at the time the Award is granted. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(c) Dividends. Unless otherwise determined by the Committee in an Award Agreement, amounts equal to dividends declared during the Performance Period with respect to the number of Shares covered by a Performance Award will not be paid to the Participant. In all cases, such dividends would not become payable until the expiration of the applicable Performance Period.

(d) Payment. Following the Committee’s determination in accordance with Section 10(b)(i) the Company shall settle Performance Awards, in such form (including, without limitation, in Shares or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(e) Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s termination of Service for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(f) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

Section 11. Other Stock-Based and Cash Based Awards.

(a) The Committee is authorized, subject to limitations under applicable law and the rules of the TSX, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or business units thereof, Shares awarded purely as a bonus and not subject to restrictions or conditions, equity interests in any entity with respect to which the Company holds, directly or indirectly, a controlling interest, whether such entity is a corporation, partnership or other entity, or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, notes, or other property, as the Committee shall determine. Unless otherwise determined by the Committee in an Award Agreement, the recipient of an Award under this Section 11 shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of Shares covered by the Award. In all cases, such dividends or Dividend Equivalents would not become payable until the expiration of any applicable performance period. An Other Stock-Based Award that is in the form of a grant of an equity interest in any entity with respect to which the Company holds, directly or indirectly, a controlling interest, may be granted in exchange for, replacement of, or substitution for an Award previously granted under the Plan (or any predecessor plan) or Substitute Award; provided, that, if such Award or Substitute Award is a stock option or a stock appreciation right, then the Other Stock-Based Award granted in exchange, replacement, or substitution thereof, may not have the economic effect of reducing the exercise price or term of such Award or Substitute Award.

(b) The Committee may from time to time grant Cash-Based Awards to Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

(c) Notwithstanding any other provision of the Plan, when an Award with an exercise price is granted under the Plan and the exercise of the Award by the Participant may result in the issuance of Shares to the Participant, the exercise price (taking into account any conversion, exchange or other substitutions) of the Award may not be less than the Fair Market Value of a Share on the date of grant of the Award.

Section 12. Effect of Termination of Service on Awards. The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant ceases to provide Service to the Company or any Affiliate prior to the end of a performance period or exercise or settlement of such Award.

Section 13. Change in Control Provisions. In the event of a Change in Control, and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 5(d) hereof, as determined by the Committee, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash (either on a current basis or, to the extent such right does not subject the Award to the excise tax under Section 409A of the Code, a deferred basis) equal to the excess of the Change in Control Price (as defined below) of the Shares covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13(b), “Change in Control Price” shall mean the highest price per Share paid in any transaction related to a Change in Control of the Company.

(c) If and to the extent that the approach chosen by the Committee results in an acceleration or potential acceleration of the exercisability, vesting or settlement of any Award, the Committee may impose such conditions upon the exercise, vesting and/or settlement of the Award (including without limitation a requirement that some or all of the proceeds from the accelerated portion of the Award be held in escrow and/or remain subject to risks of forfeiture or other conditions) as it shall determine; provided that those risks of forfeiture or other conditions are not in the good faith judgment of the Committee more restrictive than those under the original terms of the Award Agreement and do not result in any violation of Section 409A of the Code. The Committee shall give written notice of any proposed transaction referred to in this Section 13(c) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

Section 14. General Provisions Applicable to Awards.

(a) Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b) Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c) Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in the form of cash, Shares, other securities or other Awards, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee and in compliance with Section 409A of the Code. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest (or no interest) on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

(d) Except as may be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner other than by will or the law of descent, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person, and (ii) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e) A Participant may designate a Beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the Beneficiary shall be the Participant’s estate.

(f) All certificates for Shares and/or Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g) The Committee may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants, as it deems necessary in its sole discretion and/or for the clawing back of any rights or benefits under any Awards as a result of any breaches of any of the foregoing covenants and/or for any reasons specified in the Award Agreement or in any employment or other agreement between the Company or any Affiliate and the Participant, and/or for clawing back any rights or benefits under any Awards to the extent provided under any Company policies (including without limitation any policies adopted or amended to comply with applicable securities or other laws or stock exchange requirements, whether those policies were adopted or amended before or after the date on which the Award was granted).

Section 15. Amendments and Termination.

(a) The Board may amend, alter, suspend, discontinue or terminate the Plan and any outstanding Awards granted hereunder, in whole or in part, at any time without notice to or approval by the shareholders of the Company, for any purpose whatsoever, provided that all material amendments to the Plan shall require the prior approval of the shareholders of the Company and must comply with the rules of the TSX. Examples of the types of amendments that are not material that the Board is entitled to make without shareholder approval include, without limitation, the following:

(i) ensuring continuing compliance with applicable law, the rules of the TSX or other applicable stock exchange rules and regulations or accounting or tax rules and regulations;

(ii) amendments of a “housekeeping” nature, which include amendments to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect;

(iii) changing the vesting provision of the Plan or any Award (subject to the limitations for Awards subject to Section 10(b));

(iv) waiving any conditions or rights under any Award (subject to the limitations for Awards subject to Section 10(b));

(v) changing the termination provisions of any Award that does not entail an extension beyond the original expiration date thereof;

(vi) adding a cashless exercise feature payable in securities, where such feature provides for a full deduction of the number of underlying securities from the Plan reserve, and any amendment to a cashless exercise provision;

(vii) adding a form of financial assistance and any amendment to a financial assistance provision which is adopted;

(viii) changing the process by which a Participant who wishes to exercise his or her Award can do so, including the required form of payment for the Shares being purchased, the form of written notice of exercise provided to the Company and the place where such payments and notices must be delivered; and

(ix) delegating any or all of the powers of the Committee to administer the Plan to officers of the Company.

(b) Notwithstanding anything contained herein to the contrary, no amendment to the Plan requiring the approval of the shareholders of the Company under any applicable securities laws or requirements shall become effective until such approval is obtained. In addition to the foregoing, the approval of the holders of a majority of the Shares present and voting in person or by proxy at a meeting of shareholders shall be required for:

(i) an increase in the maximum number of Shares that may be made the subject of Awards under the Plan;

(ii) any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under Section 5(d)(i) or Section 5(d)(ii)) or amendment that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means (provided that, in such a case, insiders of the Company who benefit from such amendment are not eligible to vote their Shares in respect of the approval);

(iii) an increase in the limits on Awards that may be granted to any Participant under Section 5(c) and Section 5(g);

(iv) an extension of the term of an outstanding Option or Stock Appreciation Right beyond the expiry date thereof;

(v) permitting Options granted under the Plan to be Transferrable other than for normal estate settlement purposes; and

(vi) any amendment to the plan amendment provisions set forth in this Section 15 which is not an amendment within the nature of Section 15(a)(i) or Section 15(a)(ii), unless the change results from application of Section 5(d)(i) or Section 5(d)(ii).

Furthermore, except as otherwise permitted under the Plan, no change to an outstanding Award that will adversely impair the rights of a Participant may be made without the consent of the Participant except to the extent that such change is required to comply with applicable law, stock exchange rules and regulations or accounting or tax rules and regulations.

Section 16. Miscellaneous.

(a) The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

(b) No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award which does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants hereunder.

(c) The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of Shares or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of Shares otherwise deliverable or by delivering Shares already owned. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

(d) Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in such Award.

(f) If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g) Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(h) No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i) No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

(j) Unless otherwise determined by the Committee, as long as the Shares are listed on a national securities exchange including the TSX or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such Shares unless and until such Shares are so listed, and the right to exercise any Option or other Award with respect to such Shares shall be suspended until such listing has been effected. If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company. A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(k) No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

(l) All elections and transactions under the Plan by persons subject to Section 16 of the Act involving Shares are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

(m) The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

Section 17. Effective Date of the Plan. The Plan shall be effective as of the Effective Date, which is the date of adoption by the Board, subject to the approval of the Plan by the shareholders of the Company in accordance with the requirements of the laws of the Province of Ontario.

Section 18. Term of the Plan. No Award shall be granted under the Plan after ten years from the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 19. Section 409A of the Code.

(a) The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

(b) Notwithstanding the foregoing, the Company does not make any representation to any Participant or Beneficiary as to the tax consequences of any Awards made pursuant to this Plan, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur as a result of the grant, vesting, exercise or settlement of an Award under this Plan.

Section 20. Governing Law; Waiver of Jury Trial. This Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the Province of Ontario. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the Province of Ontario, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Ontario court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the Province of Ontario.

Section 21. TSX Requirements.

The number of Shares issuable to Insiders, at any time, under all Security Based Compensation Arrangements of the Company, may not exceed 10% of the Company’s issued and outstanding Shares; and the number of Shares issued to Insiders within any one-year period, under all Security Based Compensation

Arrangements of the Company, may not exceed 10% of the Company’s issued and outstanding Shares. For the purpose of this Section 21, “Insider” shall mean, (i) every director or senior officer of the Company; (ii) every director or senior officer of a company that is itself an insider or subsidiary of the Company; (iii) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution; (iv) any associate or affiliate of the Insider; and (v) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities, and “Security Based Compensation Arrangement” shall mean any (i) any stock option plans for the benefit of employees, insiders, service providers or any one of such groups; (ii) individual stock options granted to employees, service providers or insiders if not granted pursuant to a plan previously approved by the Company’s securityholders; (iii) share purchase plans where the Company provides financial assistance or where the Company matches the whole or a portion of the securities being purchased; (iv) stock appreciation rights involving issuances of securities from treasury; (v) any other compensation or incentive mechanism involving the issuance or potential issuances of securities of the Company; and (vi) security purchases from treasury by an employee, insider or service provider which is financially assisted by the Company by any means whatsoever.

EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals, which may include performance relative to the Company’s peers or those of the Company’s Affiliates or to the industry or industries in which the Company and/or its affiliates operates:

•	earnings per share;

•	net earnings;

•	operating income;

•	gross income;

•	net income (before or after taxes);

•	cash flow (including free cash flow, operating cash flow and cash flow return on investment);

•	gross profit;

•	profit before taxes;

•	operating profit;

•	gross profit return on investment;

•	gross margin return on investment;

•	gross margin;

•	operating margin;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, tax, depreciation and amortization;

•

net income before depreciation and amortization, interest expense, net, loss on early extinguishment of debt, and income tax expense, and excluding the impact of share-based compensation, other operating income (expense), net, and any other identified costs associated with non-recurring projects.

•	earnings ratios;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth;

•	annual recurring revenues;

•	recurring revenues;

•	license revenues;

•	sales or market share;

•	total shareholder return;

•	economic value added;

•	customers or customer growth;

•	number of restaurants or restaurant growth;

•	restaurant traffic;

•	inventory turnover;

•	receivable turnover;

•	financial return ratios;

•	customer satisfaction surveys;

•	productivity;

•

specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or that of any of its Affiliates or other long-term or short-term public or private debt or other similar financial obligations of the Company or any of its Affiliates, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•	the fair market value of a Share;

•	Share price (including, but not limited to, growth in Share price);

•	the growth in the value of an investment in the Share assuming the reinvestment of dividends;

•	reduction in operating and/or other expenses;

•	Restaurant cleanliness and/or other operational, safety and/or quality metrics measured by the Company or any of its Affiliates;

•	Restaurant image or remodeling; or

•	Product innovation or menu.

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence, or of any item, reflected in Section 10(b)(iii) of the Plan that the Committee determines should be appropriately excluded or adjusted.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, other Affiliate, division, other operational unit, administrative department or product category of the Company or any of its Affiliates) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)	designate additional business criteria on which the performance goals may be based; or

(b)	adjust, modify or amend the aforementioned business criteria.

APPENDIX B

STATED CAPITAL REDUCTION SPECIAL RESOLUTION

WHEREAS, it is deemed to be in the best interest of Restaurant Brands International Inc. (“RBI”) to reduce the stated capital account for the common shares of RBI (“Common Shares”) to $1 billion, pursuant to Section 38 of the Canada Business Corporations Act; and

WHEREAS, there are reasonable grounds for believing that, after such reduction of the stated capital account for the Common Shares, RBI will be able to pay its liabilities as they become due and the realizable value of RBI’s assets will not, thereby, be less than the aggregate of its liabilities.

NOW, THEREFORE, AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS OF RBI, BE IT:

RESOLVED, that the stated capital account for Common Shares be and is, hereby, reduced to $1 billion;

FURTHER RESOLVED, that the appropriate directors and officers of RBI be, and each of them is hereby authorized and empowered, acting for, in the name of and on behalf of RBI, to execute all such documents, agreements and instruments as necessary or advisable to give effect to the foregoing special resolution, and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or advisable to give full effect to the foregoing special resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such documents, agreements or instruments or the doing of any such acts or things, including compliance with all U.S. and Canadian and securities laws and regulations; and

FURTHER RESOLVED, that RBI’s Board of Directors be and is hereby authorized, at its sole discretion, to revoke this special resolution without the requirement to obtain any further approval from RBI’s shareholders.

B-1

APPENDIX C

SUMMARY OF TERMS OF THE SECURITIES OF RBI AND PARTNERSHIP

The following summary addresses certain disclosure conditions to the exemptive relief that Restaurant Brands International Limited Partnership (“Partnership”) received from the Canadian securities regulatory authorities. This summary is not complete and is qualified in its entirety by the complete text of the Amended and Restated Limited Partnership Agreement, dated December 11, 2014, between RBI, 8997896 Canada Inc. and each person who is admitted as a Limited Partner in accordance with the terms of the agreement (the “partnership agreement”), the Voting Trust Agreement (the “voting trust agreement”), dated December 12, 2014, between RBI, the Partnership and Computershare Trust Company of Canada (the “trustee”), the Securities Purchase Agreement, dated August 16, 2014, between RBI and Berkshire Hathaway Inc. (“securities purchase agreement”) and RBI’s Articles of Incorporation, as amended, copies of which are available on SEDAR at www.sedar.com and at www.sec.gov.

The Partnership

Management: The General Partner

RBI is the sole general partner of Partnership (the “General Partner”) and manages all of Partnership’s operations and activities in accordance with the partnership agreement. Subject to the terms of the partnership agreement and the Ontario Limited Partnerships Act, the General Partner has the full and exclusive right, power and authority to manage, control, administer and operate the business and affairs and to make decisions regarding the undertaking and business of Partnership. The partnership agreement provides that, where the General Partner is granted discretion under the partnership agreement in managing Partnership’s operations and activities, the General Partner shall be entitled to consider only such interests and factors as it desires, including its own interests and shall have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of, or factors affecting, Partnership, and will not be subject to any other standards imposed by the partnership agreement, any other agreement, the Ontario Limited Partnerships Act or any other law. Despite the foregoing, the General Partner will only be able to take certain actions (as set forth in the partnership agreement) if the same are approved, consented to or directed by the Conflicts Committee.

Capital Structure of Partnership

The capital of Partnership consists of three classes of units: the common units, the preferred units and the Partnership exchangeable units. The interest of General Partner is represented by common units and preferred units. The interests of the limited partners are represented by the Partnership exchangeable units.

The Partnership Exchangeable Units

Summary of Economic and Voting Rights

The Partnership exchangeable units are intended to provide economic rights that are substantially equivalent, and voting rights with respect to RBI that are equivalent, to the corresponding rights afforded to holders of our common shares. Under the terms of the partnership agreement, the rights, privileges, restrictions and conditions attaching to the Partnership exchangeable units include the following:

•

From and after December 12, 2015, the Partnership exchangeable units will be exchangeable at any time, at the option of the holder (the “exchange right”), on a one-for-one basis for common shares of RBI (the “exchanged shares”), subject to our right as the general partner (subject to the approval of the Conflicts Committee in certain circumstances) to determine to settle any such exchange for a cash payment in lieu of our common shares. If we elect to make a cash payment in lieu of issuing common shares, the amount of the cash payment will be the weighted average trading price of the common shares on the NYSE for the 20 consecutive trading days ending on the last business day prior to the exchange date (the “exchangeable units cash amount”). Partnership exchangeable units will not be exchangeable prior to December 21, 2015. Written notice of the determination of the form of consideration shall be given to the holder of the Partnership exchangeable units exercising the exchange right no later than ten business days prior to the exchange date.

•

If a dividend or distribution has been declared and is payable in respect of a RBI common share, Partnership will make a distribution in respect of each Partnership exchangeable unit in an amount equal to the dividend or distribution in respect of a common share. The record date and payment date for distributions on the Partnership exchangeable units will be the same as the relevant record date and payment date for the dividends or distributions on our common shares.

•

If we issue any common shares in the form of a dividend or distribution on the RBI common shares, Partnership will issue to each holder of Partnership exchangeable units, in respect of each exchangeable unit held by such holder, a number of Partnership exchangeable units equal to the number of common shares issued in respect of each common share.

•

If we issue or distribute rights, options or warrants or other securities or assets of RBI to all or substantially all of the holders of our common shares, Partnership is required to make a corresponding distribution to holders of the Partnership exchangeable units.

•	No subdivision or combination of our outstanding common shares is permitted unless a corresponding subdivision or combination of Partnership exchangeable units is made.

•

We and our board of directors are prohibited from proposing or recommending an offer for our common shares or for the Partnership exchangeable units unless the holders of the Partnership exchangeable units and the holders of RBI common shares are entitled to participate to the same extent and on equitably equivalent basis.

•

Upon a dissolution and liquidation of Partnership, if Partnership exchangeable units remain outstanding and have not been exchanged for our common shares, then the distribution of the assets of Partnership between holders of our common shares and holders of Partnership exchangeable units will be made on a pro rata basis based on the numbers of common shares and Partnership exchangeable units outstanding. Assets distributable to holders of Partnership exchangeable units will be distributed directly to such holders. Assets distributable in respect of our common shares will be distributed to us. Prior to this pro rata distribution, Partnership is required to pay to us sufficient amounts to fund our expenses or other obligations (to the extent related to our role as the general partner or our business and affairs that are conducted through Partnership or its subsidiaries) to ensure that any property and cash distributed to us in respect of the RBI common shares will be available for distribution to holders of RBI common shares in an amount per share equal to distributions in respect of each Partnership exchangeable unit. The terms of the Partnership exchangeable units do not provide for an automatic exchange of Partnership exchangeable units into RBI common shares upon a dissolution or liquidation of Partnership or RBI.

•

Approval of holders of the Partnership exchangeable units is required for an action (such as an amendment to the Partnership agreement) that would affect the economic rights of an exchangeable unit relative to a RBI common share.

The holders of Partnership exchangeable units are indirectly entitled to vote in respect of matters on which holders of our common shares are entitled to vote, including in respect of the election of our directors, through a special voting share of RBI. The special voting share is held by a trustee, entitling the trustee to that number of votes on matters on which holders of RBI common shares are entitled to vote equal to the number of Partnership exchangeable units outstanding. The trustee is required to cast such votes in accordance with voting instructions provided by holders of Partnership exchangeable units. The trustee will exercise each vote attached to the special voting share only as directed by the relevant holder of Partnership exchangeable units and, in the absence of instructions from a holder of an exchangeable unit as to voting, will not exercise those votes. Except as otherwise required by the partnership agreement, voting trust agreement or applicable law, the holders of the Partnership exchangeable units are not directly entitled to receive notice of or to attend any meeting of the unitholders of Partnership or to vote at any such meeting.

A more detailed description of certain economic, voting and other rights, privileges, restrictions and conditions attaching to the Partnership exchangeable units follows below. For more details, see our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

Voting Rights of Holders of Partnership Exchangeable Units and Statutory Rights with Respect to RBI

Voting Rights with Respect to RBI

Under the voting trust agreement, RBI has issued one special voting share to the trustee for the benefit of the holders of Partnership exchangeable units (other than RBI and its subsidiaries). The special voting share has the number of votes, which may be cast by the trustee at any meeting at which the holders of RBI common shares are entitled to vote or in respect of any written consent sought by RBI from holders of RBI common shares, equal to the then outstanding number of Partnership exchangeable units (other than Partnership exchangeable units held by RBI and its subsidiaries). Each holder of a Partnership exchangeable unit (other than RBI and its subsidiaries) on the record date for any meeting or shareholder consent at which holders of RBI common shares are entitled to vote is entitled to instruct the trustee to exercise the votes attached to the special voting share for each Partnership exchangeable unit held by the exchangeable unitholder. The trustee will exercise each vote attached to the special voting share only as directed by the relevant holder of Partnership exchangeable units and, in the absence of instructions from a holder of a Partnership exchangeable unit as to voting, will not exercise those votes. A holder of Partnership exchangeable units may, upon instructing the trustee, obtain a proxy from the trustee entitling such holder to vote directly at the meeting the votes attached to the special voting share to which the holder of Partnership exchangeable units is entitled.

Notwithstanding the foregoing, in the event that under applicable law any matter requires the approval of the holder of record or the special voting share, voting separately as a class, the trustee will, in respect of such vote, exercise all voting rights: (i) in favor of the relevant matter where the result of the vote of the RBI common shares, the RBI preferred shares and the special voting share, voting together as a single class on such matter, was the approval of such matter; and (ii) against the relevant matter where the result of such combined vote was against the relevant matter, provided that in the event of a vote on a proposal to amend the articles of RBI to: (x) effect an exchange, reclassification or cancellation of the special voting share, or (y) add, change or remove the rights, privileges, restrictions or conditions attached to the special voting share, in either case, where the special voting share is permitted or required by applicable law to vote separately as a single class, the trustee will exercise all voting rights for or against such proposed amendment based on whether it has been instructed to cast a majority of the votes for or against such proposed amendment.

The voting trust agreement provides that the trustee will mail or cause to be mailed (or otherwise communicate) to the holders of Partnership exchangeable units the notice of each meeting at which the holders of RBI common shares are entitled to vote, together with the related materials and a statement as to the manner in which the holder may instruct the trustee to exercise the votes attaching to the special voting share, on the same day as RBI mails (or otherwise communicates) the notice and materials to the holders of RBI common shares.

Statutory Rights with Respect to RBI

Wherever and to the extent that the CBCA confers a prescribed statutory right on a holder of voting shares, RBI has agreed that the holders of Partnership exchangeable units (other than RBI and its subsidiaries) are entitled to the benefit of such statutory rights through the trustee, as the holder of record of the special voting share. The prescribed statutory rights set out in the voting trust agreement include rights provided for in sections 21, 103(5), 137, 138(4), 143, 144, 175, 211, 214, 229, 239 and 241 of the CBCA. Upon the written request of a holder of Partnership exchangeable units delivered to the trustee, provided that certain conditions are satisfied, RBI and the trustee will cooperate to facilitate the exercise of such statutory rights on behalf of such holder so entitled to instruct the trustee as to the exercise thereof, such exercise of the statutory right to be treated, to the maximum extent possible, on the basis that such holder was the registered owner of the RBI common shares receivable upon the exchange of the Partnership exchangeable units owned of record by such holder.

Offers for Units or Shares

The partnership agreement contains provisions to the effect that if a take-over bid is made for all of the outstanding Partnership exchangeable units and not less than 90% of the Partnership exchangeable units (other than units of Partnership held at the date of the take-over bid by or on behalf of the offeror or its associates or associates) are taken up and paid for by the offeror, the offeror will be entitled to acquire the Partnership exchangeable units held by unitholders who did not accept the offer on the terms offered by the offeror. The partnership agreement further provides that for so long as Partnership exchangeable units remain outstanding, (i) RBI will not propose or recommend a formal bid for RBI’s common shares, and no such bid will be effected with the consent or approval of RBI’s board of directors, unless holders of Partnership exchangeable units are entitled to participate in the bid to the same extent and on an equitably equivalent basis as the holders of RBI’s common shares, and (ii) RBI will not propose or recommend a formal bid for Partnership exchangeable units, and no such bid will be effected with the consent or approval of RBI’s board of directors, unless holders of RBI’s common shares are entitled to participate in the bid to the same extent and on an equitably equivalent basis as the holders of Partnership exchangeable units. A holder of Partnership exchangeable units will not be entitled to exchange its Partnership exchangeable units into common shares of RBI pursuant to the exchange right (described above) prior to the one year anniversary of the date of the effective time of the Merger. As a result, if a bid with respect to common shares of RBI was made in that one year period, a holder of Partnership exchangeable units could not participate in that bid unless it was proposed or recommended by our board of directors or was otherwise effected with the consent or approval of our board of directors. Canadian securities regulatory authorities may intervene in the public interest (either on application by an interested party or by staff of a Canadian securities regulatory authority) to prevent an offer to holders of common shares of RBI, Preferred Shares or Partnership exchangeable units being made or completed where such offer is abusive of the holders of one of those security classes that are not subject to that offer.

Description of RBI Share Capital

The authorized share capital of RBI consists of (i) an unlimited number of RBI common shares, (ii) one special voting share and (iii) 68,530,939 RBI preferred shares. The following is a summary of the material rights, privileges, restrictions and conditions that attach to RBI’s common shares, special voting share and preferred shares.

RBI Common Shares

Notice of Meeting and Voting Rights

Except as otherwise provided by law, the holders of RBI common shares are entitled to receive notice of and to attend all meetings of the shareholders of RBI and will vote together as a single class with the RBI preferred shares and the special voting share. The holders of RBI common shares are entitled to one vote per RBI common share.

Dividend and Liquidation Entitlements

The holders of RBI common shares are entitled to receive dividends, as and when declared by the board of directors of RBI, in such amounts and in such form as the board of directors of RBI may from time to time determine, subject to the preferential rights of the RBI preferred shares and any other shares ranking prior to the RBI common shares. All dividends declared on the RBI common shares will be declared and paid in equal amounts per share. No dividends will be declared or paid on the RBI common shares except as permitted by the terms of the RBI preferred shares. See “—RBI Preferred Shares—Dividend Entitlements” below.

In the event of the dissolution, liquidation or winding-up of RBI, the holders of RBI common shares shall be entitled to receive the remaining property and assets of RBI after satisfaction of all liabilities and obligations to creditors of RBI, after satisfaction of the RBI preferred share liquidation preference and subject to the preferential rights of any other shares ranking prior to the RBI common shares.

Special Voting Share

Notice of Meeting and Voting Rights

Except as otherwise provided by law, the special voting share shall entitle the holder thereof to vote on all matters submitted to a vote of the holders of RBI common shares at any shareholders meeting of RBI and to exercise the right to consent to any matter for which the written consent of the holders of RBI common shares is sought, and will, with respect to any shareholders meeting or written consent, vote together as a single class with the RBI common shares and RBI preferred shares. The holder of the special voting share shall not be entitled to vote separately as a class on a proposal to amend the articles of amendment of RBI to: (i) increase or decrease the maximum number of special voting shares that RBI is authorized to issue, or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the special voting share; or (ii) create a new class of shares equal or superior to the special voting share. The holder of the special voting share shall be entitled to attend all shareholder meetings of RBI which the holders of RBI common shares are entitled to attend, and shall be entitled to receive copies of all notices and other materials sent by RBI to its holders of RBI common shares relating to such meetings and any consents sought from the holders of common shares.

The holder of the special voting share is entitled to that number of votes equal to the number of votes which would attach to the RBI common shares receivable by the holders of exchangeable units upon the exchange of all exchangeable units outstanding from time to time (other than the exchangeable units held by RBI and its subsidiaries), determined as of the record date for the determination of shareholders entitled to vote on the applicable matter or, if no record date is established, the date such vote is taken. See “The Partnership Exchangeable Units—Voting Rights of Holders of Partnership Exchangeable Units and Statutory Rights With Respect to RBI” above.

Dividend and Liquidation Entitlements

The holder of the special voting share is not entitled to receive dividends and has no entitlements with respect to the property or assets of RBI in the event of the dissolution, liquidation or winding-up of RBI.

Redemption Right

At such time as there are no exchangeable units outstanding, the special voting share shall automatically be redeemed and cancelled for $1 to be paid to the holder thereof.

RBI Preferred Shares

Our articles provide that the maximum number of RBI preferred shares that we are authorized to issue is limited to 68,530,939 RBI preferred shares, which is the number of RBI preferred shares issued to National Indemnity Company (a wholly owned subsidiary of Berkshire Hathaway Inc. (“Berkshire”)) in connection with the Transactions pursuant to the securities purchase agreement. The original issue date (the “original issue date”) of these RBI preferred shares is December 12, 2014.

Dividend Entitlements

The holders of the RBI preferred shares are entitled to receive, as and when declared by our board of directors, cumulative cash dividends at an annual rate of 9% on the amount of the purchase price per preferred share, payable quarterly in arrears (“regular quarterly dividends”). Such dividends accrue daily on a cumulative basis, whether or not declared by our board of directors. If any such dividend or make-whole dividend (defined below) is not paid in full on the scheduled payment date or the required payment date, as applicable (the unpaid portion, “past due dividends”), additional cash dividends (“additional dividends”) shall accrue daily on a cumulative basis on past due dividends at an annual rate of 9%, compounded quarterly, whether or not such additional dividends are declared by our Board of Directors.

For each fiscal year of RBI during which any preferred shares are outstanding, beginning with the year that includes the third anniversary of the original issue date of such shares, in addition to the regular quarterly dividends, we are required to pay to the holder of the preferred shares an additional amount (a “make-whole dividend”). The amount of the make-whole dividend is determined by a formula designed to ensure that on an after tax basis the net amount of the dividends received by the holder on the preferred shares from the original issue date is the same as it would have been had we been a U.S. corporation. The make-whole dividend can be paid, at our option, in cash, common shares or a combination of both. If, however, the common shares issued to the holder would be “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act, such common shares must be covered by an effective registration statement permitting them to be freely tradable. In addition, any common shares so issued will be valued for purposes of the make-whole dividend at 97% of the average volume weighted average price of our common shares over the five consecutive trading days prior to the delivery of such shares. The make-whole dividends are payable not later than 75 days after the close of each fiscal year starting with the fiscal year that includes the third anniversary of the original issue date. The right to receive the make-whole dividends shall terminate if and at the time that 100% of the outstanding preferred shares are no longer held by Berkshire or any one of its subsidiaries; provided, however, that in the event of a redemption of preferred shares or a liquidation, dissolution or winding up of our affairs, a final make-whole dividend for the year of redemption or liquidation will be computed and paid with respect to all preferred shares subject to the redemption, and in the case of a liquidation, with respect to all preferred shares.

No dividend may be declared or paid on common shares of RBI until a dividend is declared or paid on the RBI preferred shares. In addition, if holders of at least a majority of the outstanding preferred shares have delivered a notice to exercise their right to have RBI redeem the RBI preferred shares, no dividend may be declared or paid on our common shares (except that dividends declared on our common shares prior to the date of such delivery may be paid), unless on the date of such declaration or payment all RBI preferred shares subject to such notice have been redeemed in full.

Redemption

The RBI preferred shares may be redeemed at our option, in whole or in part, at any time on and after the third anniversary of their original issuance on the closing date of the Transactions. After the tenth anniversary of the original issue date, holders of not less than a majority of the outstanding RBI preferred shares may cause us to redeem the RBI preferred shares at a redemption price of 109.9% of the amount of the purchase price per RBI preferred share plus accrued and unpaid dividends and unpaid make-whole dividends. Holders of RBI preferred shares also hold a contingently exercisable option to cause us to redeem their preferred shares at the redemption price in the event of a change in control. In the event that a triggering event (as defined below) is announced, the holders of not less than a majority of the RBI preferred shares may require us, to the fullest extent permitted by law, to redeem all of the outstanding RBI preferred shares of such holders at a price equal to the redemption price for each redeemed share on the date of the consummation of the triggering event. For this purpose, a “triggering event” means the occurrence of one or more of the following: (i) the acquisition of RBI by another entity by means of a merger, amalgamation, arrangement, consolidation, reorganization or other transaction or series of related transactions if RBI’s shareholders constituted immediately prior to such transaction or series of related transactions hold less than 50% of the voting power of the surviving or acquiring entity; (ii) the closing of the transfer, in one transaction or a series of related transactions, to a person or entity (or a group of persons or entities) of RBI’s securities if, after such closing, RBI’s shareholders constituted immediately prior to such transaction or series of related transactions hold less than 50% of the voting power of RBI or its successor; or (iii) a sale, license or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of RBI. Once a RBI preferred share has been redeemed in full, it must be cancelled and may not be reissued.

Voting Rights

Except as otherwise provided by law, the holders of RBI preferred shares are entitled to (i) receive notice of and to attend all meetings of the shareholders of RBI that the holders of the RBI common shares and the special voting share are entitled to attend, (ii) receive copies of all notices and other materials sent by RBI to its shareholders relating to such meetings, and (iii) vote at such meetings. At any such meeting, the holders of the RBI preferred shares are entitled to cast one vote for each RBI preferred share entitled to vote. In addition, Berkshire has agreed with RBI that (i) with respect to preferred shares representing 10% of the total votes attached to all voting shares of RBI, Berkshire may vote such shares with respect to matters on which it votes as a class with all RBI voting shares, in any manner it wishes and (ii) with respect to preferred shares representing in excess of 10% of the total votes attached to all voting shares of RBI, Berkshire will vote such shares with respect to matters on which it votes as a class with all RBI voting shares, in a manner proportionate to the manner in which the other holders of voting shares voted in respect of such matter. This voting agreement does not apply with respect to special approval matters.

Except as otherwise required by law or the special approval matters described in the next paragraph below, the RBI common shares, the special voting share and the RBI preferred shares shall vote together as a single class.

So long as any RBI preferred shares are outstanding, the vote or consent of the holders of a majority of the outstanding RBI preferred shares, separately as a class, shall be necessary for effecting or validating any of the following matters (“special approval matters”):

•

Authorization, Creation or Issuance of Shares of RBI. Any amendment or alteration of the articles of amendment of RBI to (i) authorize or create, or increase the authorized amount of, any shares of any class or series of shares of RBI, or the issuance of any shares of any class or series of shares of RBI, in each case, ranking senior to or equally with the RBI preferred shares with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of RBI, or having or sharing any voting or consent rights with respect to any special approval matter or (ii) decrease the authorized amount of RBI common shares;

•

Authorization or Issuance of Additional RBI Preferred Shares or Certain Other Shares. The authorization or issuance of (or obligation to issue) (i) any RBI preferred shares in addition to the RBI preferred shares authorized and issued on the original issue date, (ii) any shares of any class or series of shares of RBI ranking equally with or senior to the RBI preferred shares with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of RBI, or (iii) any shares of any class or series of shares of RBI that is not perpetual and has a term that ends on or before the eleventh anniversary of the original issue date, or provides for mandatory redemption thereof on any date on or before the eleventh anniversary of the original issue date, or provides for any right of the holder thereof to put such shares to RBI or otherwise cause or require the purchase of such shares by RBI on or before the eleventh anniversary of the original issue date, or that is convertible or exchangeable into any of the foregoing;

•

Amendments. Any amendment, alteration or repeal of any provision of the terms of the RBI preferred shares set out in the articles of amendment of RBI or other amendment, alteration or repeal of the articles of amendment or bylaws of RBI that affects or changes the rights, preferences, privileges or powers of the RBI preferred shares; and

•

Share Exchanges, Reclassifications, Mergers, Amalgamations and Consolidations. Any consummation of a share exchange or reclassification involving the RBI preferred shares, or of a merger, amalgamation, arrangement or consolidation of RBI with another corporation or other entity, unless as a result thereof (x) the RBI preferred shares remain outstanding or are converted into or exchanged for preference securities of the surviving entity with rights, preferences, privileges and powers substantially identical to those of the RBI preferred shares, and (y) there is no other class or series of equity outstanding that would not be permitted to be issued and outstanding as described under “Ranking” below or the issuance of which would be a special approval matter if the same were to be issued by RBI on the date of consummation of such exchange, reclassification, merger, amalgamation, arrangement or consolidation (provided, that if pursuant to such transaction the holders of RBI preferred shares hold preference securities in a surviving entity, the equity of such surviving entity shall also comply with the requirements of this clause (y)).

No other class or series of shares of RBI shall have or share any voting or consent rights with the holders of RBI preferred shares with respect to any special approval matter.

Transfer

The RBI preferred shares are subject to restrictions on transfer. Berkshire has agreed in the securities purchase agreement that, until the fifth anniversary of the closing of the Transactions, it may not transfer the RBI preferred shares without the consent of the holders of at least 25% of the RBI common shares (except to a subsidiary in which it owns at least 80% of the equity interests). On or after such fifth anniversary, Berkshire (or any such subsidiary) may transfer the RBI preferred shares provided that any such transfer must be in minimum increments of at least $600,000,000 of aggregate liquidation value.

APPENDIX D

Restaurant Brands International Inc.

Board of Directors

Governance Guidelines

Adopted December 11, 2014

The Board of Directors (the “Board”) of Restaurant Brands International Inc. (the “Corporation”), as elected by the shareholders and, except for matters reserved to the shareholders by law or by the Corporation’s organizational documents, including the certificate of incorporation and by-laws, as the ultimate decision-making body of the Corporation, has adopted unanimously these Governance Guidelines (“Guidelines”) concerning its structure, membership, performance, operations, and management oversight. The Guidelines have been adopted by the Board and, along with the charters of the Board committees, provide a general framework for the governance and management of the Corporation in accordance with high ethical standards. These Guidelines are general expressions of intent rather than a code of regulations; they are intended to be flexible and enabling rather than rigid and limiting. Although the Corporation is incorporated under and governed by the Canada Business Corporations Act, these Guidelines have also been prepared with consideration and effect given to the Sarbanes- Oxley Act of 2002, the Securities and Exchange Commission’s (“SEC”) regulations promulgated thereunder, the listing standards of the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange (“TSX”), and the rules and regulations of the Canadian securities regulatory authorities. Additionally, these Guidelines include certain other “best practice” provisions that reflect the dynamic and evolving process related to corporate governance matters.

The basic responsibility of each Director is to exercise his or her powers and discharge his or her duties honestly and in good faith with a view to the best interests of the Corporation. Directors are entitled to rely on the honesty and integrity of the Corporation’s executives and its outside advisors and auditors to the fullest extent permitted by law.

BOARD STRUCTURE

Board Size. The Board shall, within the minimum and maximum number permitted under the Corporation’s articles, set the size of the Board at the number of Directors which is sufficient to provide for diversity of expertise and opinion and allow effective committee organization, yet small enough to enable efficient meetings and decision-making.

Independence. The Board will have a majority of its members be independent Directors, that is, those who have no direct or indirect material relationship or business conflict with the Corporation and otherwise who meet: (a) the definition of an “independent” director under the listing standards of the NYSE, the TSX and the rules of the Canadian securities administrators, and (b) other applicable requirements for Board or particular committee service under applicable securities and stock exchange laws, regulations and rules, the Corporation’s charter and by-laws and these Guidelines (collectively, “Requirements”), in each case as affirmatively determined by the Board in its business judgment. The Board will consider all relevant facts and circumstances in making independence determinations.

Selection of Chair of the Board, the Chief Executive Officer and Other Positions. The Board shall select the Corporation’s Chair of the Board and the Chief Executive Officer in a manner that it determines to be in the best interests of the Corporation. The Board may (but need not) also select a Vice Chair of the Board and/or a Lead Director. The Chair of the Board is responsible for facilitating a highly functioning and effective Board, providing overall leadership and encouraging open communications. Subject to the authority and discretion of the Board, the Chief Executive Officer is responsible for the general management of the business and affairs of the Corporation, with the objective of enhancing long-term shareholder value. The Vice Chair of the Board (if so appointed) will assist the Chair and serve as Chair at meetings at which the Chair is not in attendance or when a motion involving the Chair is being discussed. The Lead Director (if so appointed) will be tasked with providing leadership to independent directors and fostering an independent, cohesive Board culture.

Management Directors; Separation of Chair and CEO Roles. The Chief Executive Officer of the Corporation, if not also Chair of the Board, may be (but need not be) a Director, as shall be determined by the Board with a view to the best interests of the Corporation. The Board does not have a policy as to whether the role of the Chief Executive Officer and the Chair of the Board should be separate, and, if they are separate, whether the Chair of the Board should be selected from the independent Directors or be an employee of the Corporation.

Change of Status of Management Directors. Except with permission of the Board, a management Director who leaves the Corporation and who has no further employment relationship with the Corporation is expected to offer to resign from the Board.

Board Committees. The committees of the Board are the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Conflicts Committee, and such other committees as the Board may create and maintain from time to time. Committee membership assignments are determined by the Board, on recommendation of the Nominating and Governance Committee, taking account of Corporation needs, individual attributes and other relevant factors. Each director serving on the Audit Committee shall be an independent Director as determined in accordance with the Requirements and each Director serving on the Conflicts Committee shall be an “Independent Director” as such term is defined in the limited partnership agreement of Restaurant Brands International Limited Partnership, as the same may be amended from time to time. Members of the Audit Committee must also satisfy the heightened independence standards for service on audit committees established by the SEC and, to the extent applicable, the rules of the Canadian Securities Administrators. Each member of the Compensation Committee shall be a “Non-Employee” Director, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, and an “Outside Director,” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Each committee of the Board is charged with meeting the responsibilities set forth in the Requirements and otherwise such duties as determined by the Board. The Board has approved written charters for the Audit, Compensation, Nominating and Governance and Conflicts

Committees that describe each committee’s respective duties and responsibilities. These charters are available in the “Investors—Corporate Governance” section of the Corporation’s website at www.rbi.com.

Dedication to Board Duties and Service on Other Boards. Each Director must be able to devote sufficient time and resources to his or her duties as a member of the Board. Recognizing that service on the Board is a significant commitment in terms of time and responsibility, it is expected that each Director will be mindful of his or her other existing and planned future commitments, including service on the boards of other public companies, so that such other commitments and directorships do not materially interfere with his or her service as an effective and active member of the Board. However, the Board does not have fixed limits on the number of other public company boards of directors upon which a director may sit, except that directors serving on the Corporation’s Audit Committee may not simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company’s annual proxy circular.

In addition, to avoid any conflicts of interest and independence issues, a Director may not accept a position on the board of directors or audit committee of any other public company without first reviewing the matter with the Chair of the Board.

DIRECTOR SELECTION, ORIENTATION, EVALUATION AND COMPENSATION

Selection and Nomination of Directors. Director selection and nomination for re-election are a responsibility of the Board, acting on the recommendation of the Nominating and Governance Committee, and giving attention to the following qualifications:

•	High personal and professional ethics, integrity, practical wisdom and mature judgment;

•	Board training or prior public company board service, and/or senior executive experience in business, government, or education;

•	Expertise and skills that are useful to the Corporation and complementary to the background and experience of other Board members, as determined by the Board from time-to-time;

•	Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board over a period of several years to develop knowledge about the Corporation and its operations and provide continuity of Board members;

•	Willingness to represent the best interests of the Corporation and objectively appraise management’s performance;

•	Tenure with the Board, past contributions to the Board, and/or whether advanced age may impact the expected continued capacity to serve as a Director; and

•	Anticipated future needs of the Board.

Selection of candidates is on the bases of, first, Corporation needs, and, second, identification of persons responsive to those needs. Directors may consider, giving such weight as they deem appropriate, ancillary attributes such as terms served, change in employment status, and other directorships.

Director Orientation. The Corporation will establish, or identify and provide access to, appropriate orientation programs, sessions or materials for new members of the Board for their benefit either prior to or within a reasonable period of time after their nomination or election to the Board, which shall include written materials and presentations by senior management regarding the Corporation’s business, strategic plans and policies. The Board and the Corporation encourage, but do not require, directors to participate in outside continuing education programs.

Meeting Attendance Requirements. The Corporation expects Directors to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of the Corporation. Directors are expected to attend all meetings of the Board and of the committees on which they serve, and review the meeting materials in advance of the meeting. Directors should devote the time and effort necessary to fulfill their responsibilities.

Term Limits. The Board does not believe it should expressly limit a Director’s tenure on the Board. Generally speaking, the Corporation values the contribution of Directors who over time have developed increasing insight into the Corporation and its operations and therefore provide an increasing contribution to the Board as a whole. As an alternative to term limits, prior to recommending to the Board that one or more current Directors be submitted to the shareholders for re-election, the Nominating and Governance Committee will review the performance of each person potentially standing for election or re-election, and make appropriate recommendations to the Board concerning that person’s candidacy.

Director Evaluation. The Board, with the assistance of the Nominating and Governance Committee, will conduct an annual performance self-evaluation to ensure that the Board and its committees are functioning effectively. That annual review involves, among other things, the completion of questionnaires that have scaled questions designed to solicit responses related to the performance of individual Directors and the Chair. Additionally, the questionnaire will require that each Director provide written commentary on his or her assessment of the individual performance of other Board members, either on an individual or collective basis.

Compensation. Non-management Director compensation, both form(s) and amount(s), are determined by the Board, upon recommendation of the Compensation Committee, taking into account general and specific demands of Board and committee service, Corporation performance, comparisons with other organizations of similar size and complexity, competitive factors, other forms of compensation received by Directors, if any, and other factors which it deems relevant, all with the intent of aligning Directors’ interests with the long-term interests of the Corporation’s shareholders. Non-management Director compensation arrangements should be simple, transparent and easy for the Corporation’s shareholders to understand. A management Director receives no additional compensation for his or her service as a Director. The Compensation Committee will report to the Board not less than annually on non-management Director compensation matters. To encourage ownership of Corporation shares by Directors, all or a portion of Director compensation may be payable in shares, options or other equity-linked awards of the Corporation.

The non-management Directors consider and provide feedback on the annual evaluation of the Chief Executive Officer’s performance conducted by the Compensation Committee. The Compensation Committee reviews and approves the performance goals and other criteria on which the Chief Executive Officer is compensated, with the financial objectives aligned with the Board’s expectations. The non-management members of the Board establish, upon recommendation from the Compensation Committee, the level or amount of compensation for the Chief Executive Officer.

MAJORITY VOTING POLICY FOR ELECTION OF DIRECTORS

The TSX generally requires that a TSX listed issuer adopt a majority voting policy in uncontested director elections. Listed issuers that are “majority controlled” under applicable TSX rules are exempt from this requirement. To that end, the Board has adopted the following majority voting policy, which shall apply at all times for which the Corporation is not able to avail itself of the exemption for “majority controlled” issuers under applicable TSX rules.

If a nominee for Director in an uncontested election of Directors does not receive the affirmative vote of at least the majority of the votes cast at any meeting for the election of Directors at which a quorum has been confirmed, the Director, duly elected as a matter of Canadian corporate law, shall nonetheless immediately tender his or her resignation to the Nominating and Governance Committee. For purposes of this majority voting policy, an “uncontested election” means any shareholder meeting called for, either alone or with other matters, the election of Directors, with respect to which the number of Director-nominees for election is equal to the number of Directors to be elected at such meeting. A “majority of the votes cast” means that the number of shares voted “for” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election. Votes cast with respect to that Director’s election shall include votes to withhold authority, but shall exclude abstentions and failures to vote with respect to that Director’s election. In a contested election (i.e., all circumstances other than an “uncontested election”), a plurality vote standard will apply.

The Board shall nominate for election or re-election as Directors only candidates who agree to tender, immediately following such person’s failure to receive in an uncontested election the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation that will be effective upon Board acceptance of such resignation.

Forms of proxy for the vote at a shareholders’ meeting where Directors are to be elected will enable the shareholder to vote in favour of, or to withhold from voting, separately for each nominee, as the Corporation will not have slate voting.

The Nominating and Governance Committee shall consider and recommend, and the Board shall determine, whether or not to accept the offer of resignation. The Board shall accept the offer of resignation absent exceptional circumstances that would warrant the director continuing to serve on the Board, as determined by the

Board in accordance with its fiduciary duties to the corporation. The decision of the board shall be made within 90 days after the date of the shareholders’ meeting. Thereafter, a press release disclosing the Board’s determination (and the reasons for rejecting the resignation, if applicable) shall promptly be issued and furnished to the SEC, the Canadian Securities Administrators and the TSX.

Any Director who tenders his or her resignation pursuant to this provision shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board with respect to his or her resignation.

If a majority of the members of the Nominating and Governance Committee do not receive the vote of at least the majority of the votes cast, then the independent Directors of the Board who received the vote of at least the majority of the votes cast shall appoint a special committee amongst themselves to consider the resignations and recommend to the Board whether to accept them. If the number of Directors who received the majority of the votes cast in the same election constitute three or fewer Directors, all Directors (including those failing to receive a majority of the votes cast) may participate in the determination of whether or not to accept the resignations.

If the Board accepts any tendered resignation in accordance with the foregoing policy, then the Board may (i) proceed to fill the vacancy through the appointment of a new Director, or (ii) determine not to fill the vacancy and instead decrease the size of the Board. If a Director’s resignation is not accepted by the Board, such Director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal; or, the Director shall otherwise serve for such shorter time and under such other conditions as determined by the Board, considering all of the relevant facts and circumstances.

The foregoing majority voting policy shall be described in each management proxy circular issued by the Corporation relating to the election of Directors.

BOARD OPERATIONS

Meetings Generally; Board Agenda. Board meetings will be run by the Chair of the Board (or, if the Chair is not in attendance and if a Vice Chair of the Board has been appointed, by the Vice Chair) and will be conducted in accordance with customary practice in a manner that ensures open communication, meaningful participation and timely resolution of issues. The Chair of the Board will determine the frequency and length of Board meetings and will set the agenda for each Board meeting. Board members are encouraged to suggest the inclusion of additional items on an agenda, and any Director may request that an item be placed on an agenda. Board meetings are generally held pursuant to a pre-determined schedule, with additional meetings scheduled as necessary. The length of Board meetings, and the time devoted to each item on a meeting agenda, depends upon the number and the nature of the items to be discussed at the meeting. Minutes will be kept of each meeting of the Board.

Executive Sessions. Executive sessions or meetings of non-employee directors without management present are held as part of each regularly scheduled Board meeting.

Committee Meetings. Each committee meets, as determined by its Chair with the concurrence of the Board, a sufficient number of times and for such durations as necessary to satisfy the Requirements and its responsibilities. Committee agendas will be prepared based on the responsibilities and duties set forth in the charter of each respective committee, expressions of interest by committee members and recommendations of management. Committee agendas will be sent to committee members in advance of each committee meeting.

Committee Reports. The Chair of each committee will report to the full Board on the activities of his or her committee.

Independent Advisors. The Board and each of its committees is authorized to hire independent legal, financial or other advisors as they may consider necessary, without consulting or obtaining the advance approval of management or, in the case of committees, the full Board. The Corporation will provide sufficient funding to the Board and to each committee, as determined by the Board and each of its committees, to exercise their functions and provide compensation for the services of their advisors.

Confidentiality. The members of the Board shall keep all Board proceedings and Corporation information confidential.

Access to Management. The Board considers its functions to include taking an active role in the oversight of strategic and business planning, reviewing management’s performance against plans, and aligning compensation programs to match corporate performance, as well as advising and counseling senior management. Directors are entitled to direct access to the management and employees of the Corporation and to its outside counsel and auditors. Any meetings or contacts that a Director wishes to initiate may be arranged through the Chief Executive Officer or the Secretary or directly by the Director in appropriate circumstances, generally upon the occurrence of events considered to be significant or noteworthy. The Directors should use their judgment to ensure that any such contact is not disruptive to the business operations of the Corporation. Executive officers and other members of senior management are expected to be present at Board meetings at the invitation of the Board.

Speaking on Behalf of the Corporation. It is the general policy of the Corporation that management speaks on behalf of the Corporation. Comments and other statements from the entire Board, if appropriate, will generally be made by the Chair. Directors should refer all inquiries from third parties to management.

STANDARDS OF BUSINESS CONDUCT AND ETHICS; REPORTS CONCERNING ACCOUNTING MATTERS; COMMUNICATIONS WITH THE BOARD

Prohibition on Personal Loans. The Corporation will not extend or maintain credit, or renew an extension of credit, in the form of a personal loan to or for any Board member or member of the Corporation’s senior management.

Business Conduct and Ethics. Directors, as well as officers and employees, are expected to act ethically at all times and to adhere to these Guidelines as well as the Corporation’s Code of Business Conduct and Ethics (the “Ethics Code”). Directors are also expected to adhere to the Corporation’s Code of Conduct for Directors, and Executive Officers are also expected to adhere to the Corporation’s Code of Ethics for Executive Officers. Any waiver of the Ethics Code (for any member of the Board or any Executive Officer), of the Corporation’s Code of Conduct for Directors (for any member of the Board) or of the Corporation’s Code of Ethics for Executive Officers (for any Executive Officer) requires approval of a majority vote of the Corporation’s Board or the Audit Committee. In its consideration of any requested waiver, such body will consider whether the waiver is appropriate and, if so, ensure that the waiver is accompanied by appropriate controls designed to protect the Corporation.

Conflicts of Interest. The Board, after consulting with counsel if necessary, determines on a case- by-case basis whether conflicts of interest or other matters exist that may affect a Director’s independence, with the objective, among others, that the independent Directors maintain their independence and, when voting on an issue, are not conflicted with respect to that issue. The Board expects that each independent Director will disclose to the Chair of the Nominating and Governance Committee, actual or potential conflicts, and matters that may affect his or her independence, to further these objectives, and will recuse himself or herself from any discussion or decision on any matter in which the Director may have an actual or potential conflict of interest. In addition, not less than annually, each Director affirms the existence or absence of actual or potential conflicts, and other matters that may affect a Director’s independence, and that affirmation is reported to the Nominating and Governance Committee.

Communications with the Board. To facilitate the ability of interested persons to communicate with, and make their concerns known to, the independent Directors and of shareholders to communicate with the Board, the Board has established a mailing address to which such communications may be sent. This address is disclosed on the Corporations’s website.

Communication with Audit Committee. Anyone who has a concern about the Corporations’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Audit Committee. Such communications may be confidential or anonymous, and may be submitted in writing or reported through a toll-free phone number published on the Corporation’s website. The Audit Committee may direct that certain matters be presented to the Audit Committee or the full Board and may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them.

Insider Trading Policy. The Board shall continue to be responsible for the oversight of the Corporation’s Insider Trading Policy that is applicable to all employees, officers and directors of the Corporation and will periodically evaluate the Insider Trading Policy to ensure that it conforms to applicable laws.

GENERAL

These Guidelines are intended to be consistent with and are subject to applicable requirements of law and regulation, exchange rules and formal actions of the shareholders and Directors of the Corporation.

It is the responsibility of the Chief Executive Officer to educate management of the

Corporation on the role of the Board and of these Guidelines.

These Guidelines are reviewed by the Nominating and Governance Committee and Board periodically and, as appropriate, revised by the Board from time-to-time.

These Guidelines are, and any amendments thereto will be, displayed on the Corporation’s website and a printed copy will be made available to any shareholder of the Corporation who requests such.

APPENDIX E

Restaurant Brands International Inc.

A corporation continued under the laws of Canada

Audit Committee Charter

Adopted December 11, 2014

Overview

This Charter identifies the purpose, composition, authority, meeting requirements, responsibilities, and annual evaluation procedures of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Restaurant Brands International Inc., a corporation incorporated under the Canada Business Corporations Act (the “Corporation”), pursuant to the Board’s Governance Guidelines and other applicable requirements.

This Charter reflects the fact that the Corporation has securities listed or quoted on the New York Stock Exchange (NYSE), and accordingly is exempted from certain requirements of National Instrument 52-110 – Audit Committees (“NI 52-110”) so long as the Corporation (a) is in compliance with the requirements of the NYSE applicable to issuers, other than foreign private issuers, regarding the role and composition of audit committees, and (b) includes certain disclosure in its Annual Information Form. In the event that the Corporation no longer has any securities listed or quoted on the NYSE or another U.S. marketplace (as defined in NI 52-110), the Board will revise this Charter as necessary.

Purpose

The Audit Committee is created by the Board primarily for the purpose of overseeing the accounting and financial reporting processes of the Corporation and its subsidiaries, and audits of the financial statements of the Corporation and its subsidiaries.

The Audit Committee is responsible for:

•	assisting the Board in its oversight of:

•	the quality and integrity of the financial statements of the Corporation and its subsidiaries and related disclosure;

•	the qualifications, independence and performance of the Corporation’s independent auditor;

•	the performance of the Corporation’s internal audit function;

•	the Corporation’s systems of disclosure controls and procedures, and internal controls over financial reporting; and

•	compliance by the Corporation and its subsidiaries with all legal and regulatory requirements and the Corporation’s Compliance Program.

•	reviewing and approving the Audit Committee report that is required by the Securities and Exchange Commission to be included in the Corporation’s annual management proxy circular; and

•	any other responsibilities assigned to the Audit Committee by the Board of Directors.

Members

The Audit Committee shall consist of at least three (3) members. Audit Committee members shall be appointed by the Board and may be removed by the Board at any time. The Board shall designate the Chair of the Audit Committee.

Qualifications

Each member of the Audit Committee shall meet the independence requirements (i) of the NYSE, (ii) set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) any other standards established by the SEC for membership on the Audit Committee, and (iv) any applicable standards established by the Toronto Stock Exchange (TSX) and Canadian securities regulatory authorities, each as determined by the Board in its business judgment, subject to an election by the Board to rely upon any applicable transition periods. In addition, each Audit Committee member shall be free of any relationship that, in the opinion of the Board, may interfere with his or her exercise of independent judgment as an Audit Committee member.

All members of the Audit Committee must be financially literate, as such qualification is determined by the Board in its judgment, and at least one member of the Audit Committee shall be an “audit committee financial expert,” as such term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”). The Corporation shall identify the audit committee “financial expert” in its annual management proxy circular or annual report. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Corporation’s annual management proxy circular.

Removal and Replacement

The members of the Audit Committee may be removed or replaced, and any vacancies on the Audit Committee shall be filled, by the Board.

Responsibilities

In addition to any other responsibilities which may be assigned from time to time by the Board, the Audit Committee is responsible for the following matters:

Independent Auditor

•

The Audit Committee shall have sole authority to evaluate, compensate, oversee the work of, and make recommendations to the shareholders or the Board, as the case may be, regarding the appointment, retention or termination of the independent auditor engaged for the purpose of preparing or issuing an audit report or related work, including determining the terms of engagement and the resolution of any disagreements between management and the independent auditor regarding financial reporting. Such authority may not be delegated to management. In exercising such authority, the Audit Committee shall consider, among other things, the independent auditor’s independence and effectiveness. The Audit Committee has the sole authority to negotiate and approve the fees and compensation to be paid to the Corporation’s independent auditor for such services. The independent auditor shall report directly to the Audit Committee.

•

The Audit Committee shall pre-approve all audit services and permitted non-audit services to be performed by the Corporation’s independent auditor before the auditor is engaged to render such services or pursuant to pre-approval policies and procedures established by the Audit Committee.

•	The Audit Committee shall review and approve the scope and staffing of the independent auditor’s annual audit plan(s) and any significant changes to the annual audit plan.

•

The Audit Committee shall evaluate the independent auditor’s experience, qualifications, performance and independence, and shall present its conclusions with respect to the independent auditor to the full Board on at least an annual basis. As part of such evaluation, at least annually, the Audit Committee shall:

•	obtain and review a report or reports from the Corporation’s independent auditor:

•	describing the independent auditor’s internal quality-control procedures;

•

describing any material issues raised by (i) the most recent internal quality-control review, or peer review, of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues;

•

describing all relationships between the independent auditor and the Corporation consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence; and

•	ensuring that the Corporation is in compliance with Section 10A of the Exchange Act;

•	review and evaluate the senior members of the independent auditor team(s), particularly the partners on the audit engagement teams;

•	consider whether the audit engagement team partners should be rotated more frequently than is required by law, so as to assure continuing auditor independence;

•	consider whether the independent auditor should be rotated, so as to assure continuing auditor independence; and

•	obtain the opinion of management and the internal auditors of the independent auditor’s performance.

•	The Audit Committee shall establish policies for the Corporation’s hiring of current or former employees of the independent auditor.

•	The Audit Committee shall regularly report its conclusions with respect to the independent auditor to the Board.

Internal Auditors

•	The Audit Committee shall review and approve the internal audit plan and any significant changes required in the planned scope of the plan.

•

At least annually, the Audit Committee shall review and evaluate the performance, responsibilities, scope, budget and staffing of the Corporation’s internal audit function with management and the independent auditor. Such evaluation shall include any significant findings during the year and management’s responses, any difficulties encountered in the course of conducting the audits, including any restrictions on audit scope or access to required information, and any changes required in the planned scope of the audit plan.

•

At least annually, the Audit Committee shall evaluate the performance of the senior officer or officers responsible for the internal audit function of the Corporation, and make recommendations to the Board and management regarding the responsibilities, retention or termination of such officer or officers.

•	The Audit Committee shall review the regular internal reports to management prepared by the internal auditor and management’s response thereto.

Financial Statements; Disclosure and Other Risk Management and Compliance Matters

•	The Audit Committee shall meet to review and discuss with management and the independent auditor, in separate meetings if the Audit Committee deems it necessary:

•

the annual audited financial statements and quarterly financial statements, including reviewing the Corporation’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to the filing with securities regulators;

•	the audit of the annual financial statements and the independent auditor’s report;

•

(i) management’s assessment of the quality, adequacy and effectiveness of the Corporation’s internal control over financial reporting; (ii) the independent auditor’s attestation to, and report on, the Corporation’s internal control over financial reporting; (iii) any steps taken in light of any significant deficiencies or material weaknesses in internal controls; and (iv) any internal control recommendations made by the independent auditors and/or the internal auditor;

•	the Audit Committee shall recommend to the Board of Directors that the audited annual financial statements be included in the Corporation’s annual report; and

•

(i) management’s disclosure to the Audit Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting and (ii) the contents of the CEO and CFO certifications to be filed under Section 302 and 906 of the Sarbanes-Oxley Act.

•	The Audit Committee shall review with management, the internal auditors and the independent auditor, in separate meetings if the Audit Committee deems it necessary:

•

any analyses or other written communications prepared by management and/or the independent auditor setting forth significant financial reporting issues, estimates and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements;

•	any significant changes to GAAP policies or standards;

•	the critical accounting policies and practices of the Corporation;

•	related person transactions;

•	any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles;

•

the effect of regulatory and accounting initiatives or actions applicable to the Corporation (including any investigations or proceedings by the SEC or Canadian securities regulators), as well as off-balance sheet structures; and

•

comment letters and other correspondence from the SEC, the NYSE, Canadian securities regulators, the TSX or any other regulatory authority regarding material issues relating to the Corporation’s financial statements and responses of the Corporation to such comment letters and other correspondence.

•	The Audit Committee shall approve any material changes to the Corporation’s accounting policies other than as is required to comply with GAAP.

•

The Audit Committee shall review and discuss with management and the independent auditors the Corporation’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including in each case the type of information to be disclosed and type of presentation to be made and paying particular attention to the use of any “pro forma” or “adjusted” or other non-GAAP information and measures. The Audit Committee’s discussion in this regard may be general in nature and need not take place in advance of each earnings release or each instance in which the Corporation may provide earnings guidance.

•

The Audit Committee shall, in conjunction with the CEO and CFO of the Corporation, review the Corporation’s disclosure controls and procedures and internal control over financial reporting and, if applicable, have discussions with management, the internal auditors and the independent auditor relating to the foregoing. The review of internal control over financial reporting shall include whether there are any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to affect the Corporation’s ability to record, process, summarize and report financial information and any fraud involving management or other employees with a significant role in internal control over financial reporting.

•

The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto, including those matters that are required to be discussed under the standards and related rules of the Public Company Accounting Oversight Board, including:

•	any restrictions on the scope of the independent auditor’s activities or on access to requested information;

•	any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

•	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

•	any management or internal control letter issued, or proposed to be issued, by the auditor; and

•	any significant disagreements between management and the independent auditor.

•

The Audit Committee shall review and discuss with management and the independent auditors the Corporation’s policies and practices with respect to risk assessment and risk management, including insurance coverage. The Audit Committee shall discuss with management the Corporation’s major financial risk exposures and assess the steps that have been taken to monitor and control such exposures.

•	The Audit Committee shall establish procedures for:

•	the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall review any complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

•	The Audit Committee shall review and approve the Audit Committee report that the SEC rules require to be included in the Corporation’s annual management proxy circular.

•	The Audit Committee shall review the Corporation’s policies and procedures regarding its tax strategy, insurance programs and cash investing strategies.

Compliance with Legal and Regulatory Requirements

•

The Audit Committee shall periodically review the adequacy and effectiveness of the Corporation’s internal ethics, regulatory or corporate compliance programs, policies and controls, including the Corporation’s compliance program generally, Code of Business Ethics and Conduct and the Code of Ethics for Executive Officers.

•

The Audit Committee shall meet periodically with the Corporation’s principal Compliance Officer and/or General Counsel for a report on the Corporation’s compliance and ethics program, including a review of any issues that may affect in any material way the financial reporting process, the financial risks of the Corporation and internal control systems of the Corporation and compliance with all applicable legal and regulatory requirements.

•	The Audit Committee shall periodically review with management major litigation and risk management policies and procedures, including insurance coverages.

•

The Audit Committee and the Corporation’s General Counsel shall discuss legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.

•	The Audit Committee shall be responsible for periodic review of, and administration of, the Corporation’s Related Person Transactions Policy.

•	The Audit Committee shall review and consider any requests for waivers for Executive Officers and Directors of the Code of Business Ethics and Conduct and the Code of Ethics for Executive Officers.

•

The Audit Committee shall review with management and any outside professionals as the Audit Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Corporation’s financial statements.

•

The Audit Committee shall evaluate the need for, and adopt as necessary, whistleblower policies to encourage submission by employees of the Corporation of concerns regarding compliance with any laws applicable to the Corporation.

Reporting to the Board

•

The Audit Committee shall report to the Board regularly. This report shall include a review of any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the independence and performance of the Corporation’s independent auditor, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board.

•	At least annually, the Audit Committee shall evaluate its own performance and report to the Board on such evaluation.

•	The Audit Committee shall periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

Authority

In discharging its responsibilities, the Audit Committee is empowered (without seeking Board approval) to study or investigate any matter of interest or concern that the Audit Committee deems appropriate and to select, retain and terminate counsel, consultants and other experts and may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to meet with any members of, or advisors to, the Audit Committee.

The Audit Committee shall have available appropriate funding from the Corporation as determined by the Audit Committee for payment of:

•	compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation;

•	compensation to any advisers employed by the Audit Committee; and

•	ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee may delegate its authority to a subcommittee composed of one or more members when it deems appropriate and in the best interests of the Corporation.

Procedures

Meetings. The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. Meetings of the Audit Committee may be called by the CEO or any member of the Audit Committee. The Chairman of the Audit Committee, in consultation with the other Audit Committee members, shall determine the frequency and length of the Audit Committee meetings and shall set meeting agendas consistent with this charter. The agenda and information concerning the business to be conducted at each Audit Committee meeting shall, to the extent practical, be communicated to the members of the Audit Committee sufficiently in advance of each meeting to permit meaningful review. The Audit Committee may invite to its meetings any director, member of management of the Corporation, and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

The Audit Committee shall meet separately on a periodic basis with the Corporation’s management, its internal auditors or other personnel responsible for the internal audit function and the independent auditor to discuss any matters the Audit Committee or any of these persons or firms believes should be discussed confidentially. The Audit Committee shall meet in executive session on a periodic basis.

Quorum. A majority of Audit Committee members shall constitute a quorum. A majority of the members of the Audit Committee in attendance at a meeting, where a quorum is present, is empowered to act on behalf of the Audit Committee, except as may be provided otherwise in this Charter. In the event the number of Audit Committee members voting in favor of a proposal and the number of Audit Committee members voting against such proposal are equal, the proposal shall be submitted to a vote of the Board.

Action in lieu of a Meeting; Telephonic Participation. Unless otherwise required by law or as provided by the Bylaws or the Certificate of Incorporation of the Corporation: (i) any action required or permitted to be taken at any meeting of the Audit Committee may be taken without a meeting if all of the members of the Audit Committee consent thereto (a) in writing or (b) by electronic transmission and such writings or transmissions are filed with the minutes, of the Audit Committee; and (ii) members of the Audit Committee may participate in a meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence at such a meeting.

Limitations Inherent in the Audit Committee’s Role

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with GAAP and applicable rules and regulations. This is the responsibility of management and the independent auditor. Furthermore, while the Audit Committee is responsible for reviewing the Corporation’s policies and practices with respect to risk assessment and management, it is the responsibility of the CEO and senior management to determine the appropriate level of the Corporation’s exposure to risk.

APPENDIX F

Stock Incentive Plans

About the 2012 Plan

The Restaurant Brands International Inc. 2012 Stock Incentive Plan (the “2012 Plan”) is based on the Tim Hortons Inc. 2012 Stock Incentive Plan as amended effective as of December 12, 2014 to reflect that RBI assumed all of the obligations of Tim Hortons Inc. for purposes of the 2012 Plan and all outstanding award agreements thereunder. Effective as of December 12, 2014, the only outstanding awards under the 2012 Plan are stock options and tandem stock appreciation rights which replaced stock options and tandem stock appreciation rights outstanding at the time of the closing of the Transaction as more fully described in Section 3.2(j) of Schedule D to the Arrangement Agreement. As of December 12, 2014, no new awards can be granted under the 2012 Plan and no employee, director or other individual are permitted to commence participation in the 2012 Plan. A maximum of 1,397,619 Common Shares are authorized and issuable under the 2012 Plan.

Awards Granted
Participants	• Employees, non-employee directors and individuals that had received a formal written offer of employment were eligible to participate in the 2012 Plan

Plan administration	• The Compensation Committee of RBI (the “Committee”) administers the 2012 Plan

Stock options

•    The holder receives Common Shares when the options are exercised based on the price of our Common Shares at the time of exercise

•    When exercised, the holder surrenders the related number of stock appreciation rights for cancellation

•    The exercise times, vesting and term of the options (which did not exceed 10 years at time of issue) remain unchanged

Stock appreciation rights (SARs)

•    The outstanding SARs have been granted in tandem with the outstanding options and:

•    can only be exercised when the related option is exercisable

•    the holder receives, in the discretion of the Committee, cash, Common Shares or a combination of both when SARs are exercised

•    the amount the holder receives is: the number of SARs exercised x (the fair market value of Common Shares on the date the SARs were exercised, less the option price)

•    when exercised, the holder surrenders the related number of stock options for cancellation

•    terminate when the related option is exercised, expires or is forfeited

Issue limits

•    The 2012 Plan includes the following limitations:

•    Non-employee directors – we can grant up to 0.25% of our issued and outstanding Common Shares (at the time the award is granted) to non-employee directors as a group, or $100,000 to each individual non-employee director in a calendar year

•    Insiders – we can grant a total of up to 10% of our issued and outstanding Common Shares under all security-based compensation arrangements to all insiders as a group, and no more than 10% in any one-year period

Issuing Common Shares

•    We can issue any combination of the following kinds of Common Shares:

•    authorized for issue but not yet issued

•    acquired by or on behalf of a trust we establish and hold for future delivery

•    acquired by delivery of cash to a broker to acquire shares on behalf of eligible participants

•    If we issue Common Shares in settlement of an option or SAR, the number of Common Shares available for issue under the 2012 Plan will be reduced by the same number of shares issued in settlement

Value of awards

•    Fair market value of Common Shares on any relevant date means the closing price of our Common Shares on the TSX or, if the Committee chooses, the NYSE, on the trading day just before the relevant date

Termination of awards

•    If an award expires, is cancelled, is settled in cash, or is otherwise terminated without being exercised or payment being made, the Common Shares subject to that award shall remain available for issuance under the plan but no new awards will be made under the 2012 Plan

Termination of employment

•    The 2012 Plan contains provisions concerning the treatment of options and SARS upon termination of employment, which apply unless otherwise set forth in an applicable Award agreement, or unless otherwise determined by the Committee, with the consent of the holder

•    If a holder dies or becomes disabled the holder’s options and SARs will become immediately exercisable and may be exercised for a period of four years following death or disability (but in no event beyond the maximum term of the option or SAR)

•    If a holder’s employment is terminated by reason of retirement the holder’s options and SARs will remain outstanding for a period of four years (but in no event beyond the maximum term of the option or SAR) and unvested options and SARs will continue to vest in accordance with their applicable vesting schedule

•    If a grantee’s employment is terminated without cause in connection with a sale or other disposition of a subsidiary the holder’s options and SARs will remain outstanding for one year (but in no event beyond the maximum term of the option or SAR) and unvested options and SARs will become immediately vested on the termination date

•    If a grantee’s employment terminates for any other reason all of the holder’s options and SARS will be forfeited immediately unless otherwise determined by the Human Resource and Compensation Committee with the holder’s consent, except any vested options or SARs the holder holds will remain exercisable for a period of 90 days following termination of employment or, in the event such holder dies during such 90 day period, remain exercisable for a period of one year following the termination date but, in no event, beyond the maximum term of the option or SAR

Change in control

•    Except as otherwise provided in an Award agreement or another agreement between the holder and the company (or a subsidiary thereof), in the event that, within 24 months following the occurrence of a “change in control”, a holder’s employment is terminated without cause or for good reason all options/SARs outstanding on the termination date, whether or not exercisable, will become immediately exercisable

Financial Assistance	• The 2012 Plan does not include provisions to provide financial assistance to participants to facilitate the exercise of options
Making changes to the 2012 Plan

•    Except as described below, the Committee could amend, suspend, discontinue or terminate the 2012 Plan and any outstanding awards, in whole or in part, at any time without giving notice to shareholders or receiving their approval, provided that all material amendments to the 2012 Plan receive shareholder approval

•    The following changes require approval by our Board and our shareholders:

•    making a change or adjustment (other than for a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the terms of the plan) that reduces or would have the effect of reducing the exercise price of an option or SAR granted under the plan, whether through amendment, cancellation or replacement grants, or other means

•    extending the term of an outstanding option or SAR beyond its expiration date, except as specified for awards that expire outside of an established trading window

•    increasing the limits on awards that can be made to non-employee directors and insiders

•    making a change that would permit options granted under the plan to be transferred or assigned other than to settle an estate

•    changing the plan’s amendment provisions that is not either for “housekeeping” purposes or to maintain compliance with applicable laws or regulations

•    In addition, we may not change an outstanding option or tandem SAR in a way that will materially adversely impair the rights of the holder without his or her consent, unless we are making the change so we can continue to comply with applicable laws or regulations.

•    Examples of changes the Committee can make without shareholder approval:

•    changes that relate to a stock dividend, recapitalization or other transaction where an adjustment is allowed or required

•    changes that relate to a change in capitalization that leads to a change in shares or an exchange of shares for a different number or kind of shares or other securities of RBI

•    changing a vesting provision or changing the termination provisions, but not extending it beyond its original expiration date

•    adding a form of financial assistance, and making a change to an existing financial assistance provision

•    changes to continue to comply with applicable laws, regulations, requirements, rules or policies of any governmental authority or stock exchange

•    “housekeeping” changes, including changes that eliminate ambiguity or that correct or supplement any provision

Transferability

•    Options and SARs are generally non-transferrable and may be exercised, during a grantee’s lifetime, only by the grantee

•    If a holder of an options and SAR becomes incapacitated, the holder’s legal representative or estate may exercise the option or SAR

About the 2006 Plan

The Restaurant Brands International Inc. 2006 Stock Incentive Plan (the “2006 Plan”) is based on the Tim Hortons Inc. 2006 Stock Incentive Plan as amended effective as of December 12, 2014 to reflect that as a result of the Arrangement Agreement and Plan of Merger among RBI, Burger King Worldwide, Inc. and Tim Hortons Inc., RBI assumed all of the obligations of Tim Hortons, Inc. for purposes of the 2006 Plan and all outstanding award agreements thereunder. Effective as of December 12, 2014, the only outstanding awards under the 2006 Plan are stock options and tandem stock appreciation rights which replaced stock options and tandem stock appreciation rights outstanding at the time of the closing of the Transaction as more fully described in Section 3.2(j) of Schedule D to the Arrangement Agreement. As of December 12, 2014, no new awards can be granted under the 2006 Plan and no employee, director or other individual are permitted to commence participation in the 2006 Plan. A maximum of 35,382 Common Shares are authorized and issuable under the 2006 Plan. The terms of the 2006 Plan are substantially equivalent to the 2012 Plan described above.

About the 2012 Omnibus Incentive Plan

The Restaurant Brands International Inc. Amended and Restated 2012 Omnibus Incentive Plan (the “2012 Omnibus Plan”) is based on the Burger King Worldwide, Inc. Amended and Restated 2012 Omnibus Plan as amended effective as of December 12, 2014 to reflect that RBI assumed all of the obligations of Burger King Worldwide, Inc. for purposes of the 2012 Omnibus Plan and all outstanding award agreements thereunder. Effective as of December 12, 2014, the only outstanding awards under the 2012 Omnibus Plan are stock options and restricted stock units. As of December 12, 2014, no new awards can be granted under the 2012 Omnibus Plan and no employee, director or other individual are permitted to commence participation in the 2012 Omnibus Plan. A maximum of 6,447,191 Common Shares are authorized and issuable under the 2012 Omnibus Plan. The terms of the 2012 Omnibus Plan are substantially equivalent to the 2014 Omnibus Plan described above.

About the 2011 Omnibus Incentive Plan

The Restaurant Brands International Inc. 2011 Omnibus Incentive Plan (the “2011 Omnibus Plan”) is based on the Burger King Worldwide Holdings, Inc. 2011 Omnibus Plan. All stock options and restricted stock units under the 2011 Omnibus Plan outstanding on June 20, 2012 were assumed by Burger King Worldwide, Inc. and converted into stock options to acquire common stock and restricted stock units of Burger King Worldwide, Inc., and Burger King Worldwide, Inc. assumed all of the obligations of Burger King Worldwide Holdings, Inc. under the 2011 Omnibus Plan. The 2011 Omnibus Plan was amended effective as of December 12, 2014 to reflect that RBI assumed all of the obligations of Burger King Worldwide, Inc. for purposes of the 2011 Omnibus Plan and all outstanding award agreements thereunder. Effective as of December 12, 2014, the only outstanding awards under the 2011 Omnibus Plan are stock options and restricted stock units. A maximum of 12,600,003 Common Shares are authorized and issuable under the 2011 Omnibus Plan.

Awards Granted
Participants	• Employees, directors and consultants were eligible to participate in the 2011 Omnibus Plan

Stock options

•    The holder receives common shares when the options are exercised upon payment of the purchase price

•    The exercise times, vesting and term of the options (which did not exceed 10 years at time of issue) remain unchanged

•    The purchase price per share under an option was determined by the Committee at the time of original grant and was not less than the fair market value of a share on the date of grant.

Restricted Share Units	• The holder has a contractual right to receive one share or the value of one share pursuant to the terms and conditions in the applicable award agreement.

Issuing common shares

•    We can issue any combination of the following kinds of common shares:

•    authorized for issue but not yet issued

•    acquired by RBI

•    If we issue common shares in settlement of an option or restricted share unit, the number of common shares available for issue under the 2011 Omnibus Plan will be reduced by the same number of shares issued in settlement

Value of awards

•    Fair market value of common shares on any relevant date means the closing price of our common shares on the NYSE on the date in question (or the preceding date trading day just before the relevant date if there was no trading on the date in question). Prior to the predecessor of BKW becoming public, fair market value was determined by the Committee at the time, acting in good faith

Termination of awards

•    If an award expires, is cancelled, is settled in cash, or is otherwise terminated without being exercised or payment being made, the common shares subject to that award shall remain available for issuance under the plan but no new awards will be made under the 2011 Omnibus Plan

Plan administration	• The Committee administers the 2011 Omnibus Plan

Termination of employment

•    The 2011 Omnibus Plan provided the Committee with discretion to provide in any award agreement the circumstances in which a stock option or restricted share unit shall be exercised, vested, paid or forfeited in the event a participant ceases to provide service to RBI prior to exercise or settlement

Financial Assistance	• The 2011 Omnibus Plan does not include provisions to provide financial assistance to participants to facilitate the purchase of securities or exercise of awards

Making changes to the 2011 Omnibus Incentive Plan

•    The 2011 Omnibus Plan provides the board of directors of RBI with broad powers to amend the Plan without shareholder approval unless such shareholder approval is required pursuant to TSX or NYSE rules or applicable law

•    The 2011 Omnibus Plan provides the Committee with certain powers, including:

•    make amendments to achieve the stated purposes of the 2011 Omnibus Plan in a tax-efficient manner and to comply with foreign law

•    amend outstanding awards provided that the rights of a participant are not adversely affected (unless changes are made to continue to comply with applicable laws or exchange requirements) and the amendment does not have the effect of reducing the exercise price of the award

•    adjust awards in recognition of certain corporate events where appropriate to prevent dilution or enlargement of the benefits intended to be made available under the 2011 Omnibus Plan

Transferability	• Options and restricted share units are generally non-transferrable and may be exercised, during a grantee’s lifetime, only by the grantee

TIHQ 000001
SAM SAMPLE
123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA	Security Class COMMON Holder Account Number C9999999999 IND

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Form of Proxy - Annual and Special Meeting to be held on June 17, 2015

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.  Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.  If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.  This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.  If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.  The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.

6.  The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.  This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.

9. If the meeting is adjourned or postponed, your proxy must be received by 8:00 a.m. (Eastern Time) on the last business day preceding the day of the reconvened meeting.

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Proxies submitted must be received by 8:00 a.m., Eastern Daylight Time, on June 16, 2015

     VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.	• You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on “eDelivery Signup”.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

+	SAM SAMPLE		C9999999999		+
			IND	C02
Appointment of Proxyholder I/We being holder(s) of Restaurant Brands International Inc. common shares hereby appoint: Jill Granat, or failing her, Daniel S. Schwartz		☐	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all proposals set forth below and all other matters that may properly come before the Annual and Special Meeting of shareholders of Restaurant Brands International Inc. to be held at the Tim Hortons Innovation Centre, 226 Wyecroft Road, Oakville, Ontario L6K 3S3 on June 17, 2015 at 8:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR 1, 2, 4, 5, 6 and FOR every year on proposal 3.

1. Election of Directors
	For	Withhold		For	Withhold			For	Withhold

01. Alexandre Behring	☐	☐	02. Marc Caira	☐	☐	03. Martin E. Franklin		☐	☐
04. Paul J. Fribourg	☐	☐	05. John A. Lederer	☐	☐	06. Thomas V. Milroy		☐	☐
07. Alan C. Parker	☐	☐	08. Daniel S. Schwartz	☐	☐	09. Carlos Alberto Sicupira		☐	☐	Fold
10. Roberto Moses Thompson Motta	☐	☐	11. Alexandre Van Damme	☐	☐
							For	Against	Withhold
2. Say-On-Pay Approve on a non-binding advisory basis, the compensation paid to our named executive officers							☐	☐	☐
				3 Year	2 Year	1 Year		Withhold
3. Say-On-Frequency Approve on a non-binding advisory basis, the frequency of the shareholder vote on the compensation of our named executive officers (every three, two or one year).				☐	☐	☐		☐
								For	Withhold

4. Appointment of Auditors

Appointment of KPMG LLP (“KPMG”) as our auditors to serve until the close of the 2016 Annual Meeting of Shareholders and authorize our directors to fix the auditors’ remuneration.

								☐	☐
								For	Against
5. 2014 Omnibus Incentive Plan Approve and ratify the 2014 Omnibus Incentive Plan and the Contingent Award Grants (as defined in the proposal).								☐	☐	Fold
								For	Against
6. Reduction of Stated Capital Approve a reduction of the stated capital of our Common Shares to $1 billion.								☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.		/ /

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.
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